    As filed with the Securities and Exchange Commission on April 23, 1998

                                                           Registration No. 333-


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
--------------------------------------------------------------------------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
      [ ] Pre-Effective Amendment No.    [ ] Post-Effective Amendment No.

                           MEDALLION FINANCIAL CORP.
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 338-2100
                        (Area Code and Telephone Number)

            437 Madison Avenue, 38th Floor, New York, New York 10022
                    (Address of Principal Executive Offices)

                                 ALVIN MURSTEIN
                            Chief Executive Officer
                           Medallion Financial Corp.
                         437 Madison Avenue, 38th Floor
                            New York, New York 10022
                    (Name and Address of Agent for Service)

                                    Copy To:

                           CHRISTOPHER E. MANNO, ESQ.
                            Willkie Farr & Gallagher
                              One Citicorp Center
                              153 East 53rd Street
                            New York, New York 10022

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  As soon as practicable after the Effective Date of this Registration Statement.
      -------------------------------------------------------------------
       Calculation of Registration Fee under the Securities Act of 1933:
       ------------------------------------------------------------------

======================================================================================================================
                                                                 Proposed             Proposed
         Title of Securities               Amount Being           Maximum             Maximum            Amount of
           Being Registered                 Registered           Offering        Aggregate Offering     Registration
                                                            Price Per Share (1)        Price              Fee (1)
Common Stock, $.01 par value..........     1,126,535             $29.1875            $32,880,740           $9,700
======================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(f) under the Securities Act of 1933 on the basis of the average high and low prices for the Common Stock on April 17, 1998 as quoted on the Nasdaq National Market.

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                             CROSS REFERENCE SHEET
                          (As Required by Rule 481(a))

Item in Parts A and B of Form N-14                                                  Joint Proxy Statement/Prospectus Caption
---------------------------------------------------------------------------  -------------------------------------------------------
PART A
Item 1.                      Beginning of Registration Statement and
                             Outside Front Cover Page of Prospectus          Cover Page
Item 2.                      Beginning and Outside Back Cover Page           Cover Page
                                                                             of Prospectus
Item 3.                      Fee Table, Synopsis and Risk Factors            Summary; Risk Factors; Fee Table
Item 4.                      Information About the Transaction               Comparison of Investment Objectives and Policies;
                                                                             The Merger
Item 5.                      Information About the Registrant                Summary; Comparison of Investment Objectives and
                                                                             Policies; The Merger; Incorporated by Reference
Item 6.                      Information About the Company Being Acquired    Summary; Comparison of Investment Objectives and
                                                                             Policies; The Merger; Incorporated by Reference
Item 7.                      Voting Information                              Summary; The Special Meeting
Item 8.                      Interest of Certain Persons and Experts         The Special Meeting; Experts
Item 9.                      Additional Information Required for Reoffering  Not Applicable
PART B
Item 10.                     Cover Page                                      Cover Page
Item 11.                     Table of Contents                               Table of Contents
Item 12.                     Additional Information about the Registrant     Comparison of Stockholder Rights; Incorporated by
                                                                             Reference
Item 13.                     Additional Information about the Company        Not Applicable.
                             Being Acquired
Item 14.                     Financial Statements                            Incorporated by Reference
PART C
Item 15.                     Indemnification                                 Indemnification
Item 16.                     Exhibits                                        Exhibits
Item 17.                     Undertakings                                    Undertakings

                                 PARTS A and B

Pursuant to the General Instructions to Form N-14, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus. All Items required to be included in Part C are set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Pursuant to Rule 411 under the Securities Act of 1933, as amended, and Rule 0-4 and 8b-23 under the Investment Company Act of 1940, as amended, the information required to be included in Item 6 of Part A of this Form N-14 Registration Statement is incorporated by reference to Capital Dimensions, Inc.'s Form 10 as filed with the Securities and Exchange Commission on June 19, 1997 and amended on Form 10/A as filed on June 26, 1997 (File No. 000-22721).

                            CAPITAL DIMENSIONS, INC.

                          7831 Glenroy Road, Suite 480
                          MINNEAPOLIS, MINNESOTA 55439

Dear Shareholders:

     You are cordially invited to attend a Special Meeting of Shareholders of Capital Dimensions, Inc. ("CDI" or the "Company") to be held in the first floor conference room at the offices of the Company, 7831 Glenroy Road, Minneapolis, Minnesota, on June __, 1998, at _____ a.m., local time.

     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 6, 1998 (the "Merger Agreement"), providing for the merger of CD Merger Corp., a wholly owned subsidiary of Medallion Financial Corp. ("Medallion"), with and into CDI (the "Merger"). Upon consummation of the Merger, CDI will become a wholly owned subsidiary of Medallion, and CDI's shareholders will become stockholders of Medallion.

     Details of the proposed Merger and Merger Agreement are set forth in the accompanying Joint Proxy Statement/Prospectus which you are urged to read carefully in its entirety. A copy of the Merger Agreement is attached to the Joint Proxy Statement/Prospectus as Appendix A.

     The Company's Board of Directors has carefully considered and unanimously approved the proposed Merger and has determined that the Merger is fair to, and in the best interests of, the Company and its shareholders. Accordingly, the Board of Directors unanimously recommends that the shareholders vote FOR the Merger Agreement.

     It is important that your shares be represented at the Special Meeting. Whether or not you expect to attend the Special Meeting in person, please promptly complete, sign and date the enclosed proxy card and return it in the enclosed, postage prepaid envelope as promptly as possible.

                              Sincerely,

                              Thomas F. Hunt, Jr.
                              President

May __, 1998

                            CAPITAL DIMENSIONS, INC.
                          7831 Glenroy Road, Suite 480
                          MINNEAPOLIS, MINNESOTA 55439

                    _______________________________________

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE __, 1998
______________________________________________________________________________

TO THE SHAREHOLDERS OF CAPITAL DIMENSIONS, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Capital Dimensions, Inc., a Minnesota corporation ("CDI" or the "Company"), will be held in the first floor conference room at the offices of the Company, 7831 Glenroy Road, Minneapolis, Minnesota, on ___________, June __, 1998 at _______ a.m., local time, for the following purposes:

     1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger dated as of March 6, 1998 (the "Merger Agreement"), among CDI, Medallion Financial Corp., a Delaware corporation ("Medallion"), and CD Merger Corp., a Delaware corporation and a wholly owned subsidiary of Medallion (the "Merger Sub"), pursuant to which, among other things, the Merger Sub will be merged with and into CDI (the "Merger"), the separate corporate existence of the Merger Sub will cease and CDI will be the surviving corporation in the Merger. Upon the effectiveness of the Merger, CDI will become a wholly owned subsidiary of Medallion and each outstanding share of common stock, no par value per share, of CDI (other than shares as to which dissenters' appraisal rights shall have been properly exercised and perfected under Minnesota law and shares owned by CDI or any of its subsidiaries) will be exchanged for shares of common stock of Medallion, all as more fully set forth in the accompanying Joint Proxy Statement/Prospectus and in the Merger Agreement, a copy of which is attached thereto as Appendix A.

     2. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

     The Board of Directors of the Company has unanimously approved the proposed Merger and has determined that the Merger is fair to, and in the best interests of, the Company and its shareholders. Accordingly, the Board of Directors unanimously recommends that you vote FOR approval of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger.

     The Board of Directors has fixed the close of business on May __, 1998, as the record date for the Special Meeting. Accordingly, only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. Details of the Merger and other important information are more fully described in the accompanying Joint Proxy Statement/Prospectus. Please give this information your careful consideration.

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IT IS IMPORTANT THAT YOUR INTERESTS BE REPRESENTED AT THE SPECIAL MEETING.

                              By Order of the Board of Directors,


                              Brenda L. Leonard,
                              Vice President and Corporate Secretary

Minneapolis, Minnesota
May __, 1998

               SUBJECT TO COMPLETION -- DATED APRIL 23, 1998

CAPITAL DIMENSIONS, INC.                               MEDALLION FINANCIAL CORP.
7831 Glenroy Road, Suite 480                           437 Madison Avenue
MINNEAPOLIS, MN  55439                                 New York, NY 10022
(612) 854-3007                                         (212)328-2100

+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+ Information contained herein is subject to completion or amendment. A       +
+registration statement relating to these securities has been filed with the + +Securities and Exchange Commission. These securities may not be sold nor may +
+offers to buy be accepted prior to the time the registration statement       +
+becomes effective. This prospectus shall not constitute an offer to sell or + +the solicitation of an offer to buy nor shall there be any sale of these + +securities in any State in which such offer, solicitation or sale would be + +unlawful prior to registration or qualification under the securities laws of +
+any such State.                                                              +
+++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


                            CAPITAL DIMENSIONS, INC.
                                PROXY STATEMENT
                           __________________________

                           MEDALLION FINANCIAL CORP.
                                   PROSPECTUS

     This Joint Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") is being furnished to the holders of common stock, no par value per share (the "CDI Common Stock"), of Capital Dimensions, Inc., a Minnesota corporation ("CDI") in connection with the solicitation of proxies by the Board of Directors of CDI (the "CDI Board of Directors") for use at the Special Meeting of Shareholders of CDI to be held in the first floor conference room at the offices of CDI, 7831 Glenroy Road, Minneapolis, Minnesota on June __, 1998, at ____ a.m. local time, and to any and all adjournments or postponements thereof (the "CDI Special Meeting").

     The Merger. This Proxy Statement/Prospectus relates to the proposed merger (the "Merger") of CD Merger Corp. ("Merger Sub"), a wholly-owned subsidiary of Medallion Financial Corp. ("Medallion"), with and into CDI pursuant to an Agreement and Plan of Merger dated as of March 6, 1998 (the "Merger Agreement") by and among Medallion, Merger Sub and CDI. Consummation of the Merger is subject to various conditions, including the affirmative vote of the holders of a majority of the outstanding shares of CDI Common Stock at the CDI Special Meeting. Pursuant to certain voting agreements, dated as of March 6, 1998 among Medallion and certain shareholders of CDI, certain CDI shareholders agreed to vote all such shareholders' shares of CDI Common Stock in favor of the Merger (786,753 shares of CDI Common Stock, representing 45.6% of the outstanding shares of CDI Common Stock as of May __, 1998, the record date for the CDI Special Meeting). Such shareholders have sole voting and investment power with respect to all CDI Common Stock held of record by them. The terms and conditions of the Merger and related transactions are more fully described in this Proxy Statement/Prospectus and in the Merger Agreement, a copy of which is attached as Appendix A hereto and is incorporated by reference herein.

     This Proxy Statement/Prospectus also constitutes the Prospectus of Medallion with respect to the shares of common stock, par value $.01 per share, of Medallion (the "Medallion Common Stock") to be issued in connection with the Merger. When the Merger becomes effective, each outstanding share of CDI Common Stock (other than shares owned by CDI or its subsidiaries, all of which will be canceled) will be automatically converted (subject to certain provisions described herein with respect to fractional shares) into and represent that number of shares of Medallion Common Stock equal to the quotient obtained by dividing (to five places after the decimal point) (x) $15.50 by (y) the average closing sale prices per share of Medallion

Common Stock on the Nasdaq National Market for the 20 trading days which immediately precede the business day immediately preceding the Closing Date, provided, however, that if such average exceeds $26.00, the divisor shall be $26.00, and if such average is less than $23.50, the divisor shall be $23.50 (such quotient, the "Exchange Ratio"). See "The Merger -- Exchange Ratio." Medallion Common Stock is, and the shares of Medallion Common Stock offered hereby will be, traded on the Nasdaq National Market under the symbol "TAXI." The last reported sale price of Medallion Common Stock on the Nasdaq National Market on April 22, 1998 was $30.375 per share. There is no active public trading market for shares of CDI Common Stock.

     Medallion and CDI are both closed-end, non-diversified management investment companies. The Board of Directors of CDI has determined that it is in the best interests of the CDI shareholders that CDI become a wholly owned subsidiary of Medallion through consummation of the Merger. In reaching that decision, the Board considered several factors, including the prospects of an offering of CDI Common Stock through a private placement. See "The Merger - Background of the Merger; Reasons for the Merger." The Board concluded that, among other advantages, the Merger would provide enhanced liquidity for CDI shareholders, increase the availability of additional investment capital and provide CDI beneficial tax treatment.

     Following the Merger, CDI shareholders will become stockholders of Medallion. This Proxy Statement/Prospectus sets forth concisely the information that shareholders of CDI should know before voting on the Merger Agreement and should be retained for future reference.

     This Proxy Statement/Prospectus and the accompanying form of proxy are first being mailed to CDI shareholders on or about May __, 1998.

     Medallion is treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). The principal executive office of Medallion is located at 437 Madison Avenue, New York, New York 10022.

     SEE "RISK FACTORS" BEGINNING ON PAGE 14 FOR A DISCUSSION OF CERTAIN FACTORS THAT SHOULD BE EVALUATED IN CONNECTION WITH THE MERGER.

                        ______________________________
       THE SECURITIES TO BE ISSUED PURSUANT TO THE MERGER HAVE NOT BEEN
          BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE
          COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                     THIS PROXY STATEMENT/PROSPECTUS.  ANY
                        REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

         The date of this Proxy Statement/Prospectus is May __, 1998.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON AS HAVING BEEN AUTHORIZED BY MEDALLION OR CDI. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION OF AN OFFER, OR PROXY SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR THE ISSUANCE OR SALE OF ANY SECURITIES HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN SINCE THE DATE HEREOF OR INCORPORATED BY REFERENCE HEREIN SINCE THE DATE HEREOF.

                             AVAILABLE INFORMATION

      Medallion and CDI are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and may be available at the following Regional Offices of the Commission: Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Room 1024, Judiciary Plaza, Washington, D.C. 20549. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants, such as Medallion and CDI, that file electronically with the Commission. The Medallion Common Stock is listed on the Nasdaq National Market. As such, material filed by Medallion can be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

      This Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement on Form N-14 and exhibits relating thereto, including any amendments (the "Registration Statement") of which this Proxy Statement/Prospectus is a part, and which Medallion has filed with the Commission under the Securities Act. Reference is made to such Registration Statement for further information with respect to Medallion and the offering of Medallion Common Stock to be issued in connection with the Merger. Statements contained in this Proxy Statement/Prospectus as to the contents of any contract or other document referred to herein are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Such additional information may be obtained from the Commission's principal office in Washington, D.C.

      The information set forth in this Proxy Statement/Prospectus concerning CDI has been furnished by CDI and has not been independently investigated or verified by Medallion. Similarly, the information set forth in this Proxy Statement/Prospectus concerning Medallion has been furnished by Medallion and has not been independently investigated or verified by CDI.

                                      (i)

                           FORWARD LOOKING STATEMENTS

      Certain statements in this Proxy Statement/Prospectus under the captions "Summary," "Risk Factors," "Comparison of Objectives and Policies" and elsewhere constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Medallion or CDI, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, among others: general economic and business conditions; industry trends; competition; changes in business strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in, or the failure or inability to comply with, government regulation; and other factors referenced in this Proxy Statement/Prospectus. See "Risk Factors." These forward-looking statements speak only as of the date of this Proxy Statement/Prospectus. Medallion and CDI each expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Medallion's or CDI's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

     Medallion hereby incorporates by reference into this Proxy
Statement/Prospectus the following documents previously filed with the Commission pursuant to the Exchange Act:

     1. Medallion's Annual Report on Form 10-K for the year ended December 31, 1997; and

      2. Medallion's Preliminary Proxy Statement on Schedule 14A, as filed with the Commission on April 14, 1998.

     CDI hereby incorporates by reference into this Proxy Statement/Prospectus the following documents previously filed with the Commission pursuant to the Exchange Act:

     1. Capital Dimensions, Inc. Annual Report on Form 10-K for the year ended June 30, 1997;

     2. Capital Dimensions, Inc. Quarterly Reports on Form 10-Q for the quarters ended September 30, 1997 and December 31, 1997; and

     3. Capital Dimensions, Inc. Form 10 (File No. 000-22721) as filed with the Commission on June 19, 1997 and amended on Form 10/A filed with the Commission on June 26, 1997.

      In addition, all reports and other documents filed by Medallion or CDI pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the consummation of the Merger shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein, or in any other subsequently filed document that also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.


                                     (ii)


                               TABLE OF CONTENTS

                                                                                                                        Page
                                                                                                                        ----
AVAILABLE INFORMATION.....................................................................................................  i
FORWARD LOOKING STATEMENTS................................................................................................ ii
INCORPORATION OF DOCUMENTS BY REFERENCE................................................................................... ii
SUMMARY...................................................................................................................  1
General...................................................................................................................  1
 The CDI Special Meeting..................................................................................................  1
 Purpose of the Meeting...................................................................................................  1
 Vote Required; Record Date...............................................................................................  1
Recommendation of the Board of Directors of CDI; Reasons for the Merger...................................................  1
The Merger................................................................................................................  2
 Merger Consideration.....................................................................................................  2
 Conditions to the Merger; Termination....................................................................................  2
 Accounting Treatment.....................................................................................................  4
 Listing..................................................................................................................  4
 Appraisal Rights.........................................................................................................  4
 Voting Agreements........................................................................................................  4
 Investment Objectives and Policies.......................................................................................  4
 Risk Factors.............................................................................................................  5
 Dividends and Distributions..............................................................................................  5
 Medallion Common Stock...................................................................................................  5
 Comparative Rights of Stockholders.......................................................................................  5
 Comparative Per Share Prices.............................................................................................  5
 Medallion Summary Historical and Pro Forma Consolidated Financial Information............................................  7
 CDI Summary Historical Consolidated Financial Information................................................................  9
 Certain Federal Income Tax Consequences.................................................................................. 10
 Expense Table............................................................................................................ 10
 Management of CDI and Medallion.......................................................................................... 12
RISK FACTORS.............................................................................................................. 14
 Risk Relating to Integration of CDI and Medallion........................................................................ 14
 Interest Rate Spread..................................................................................................... 14
 Leverage................................................................................................................. 15
 Industry and Geographic Concentration.................................................................................... 16
 Reliance on Management................................................................................................... 16
 Substantial Influence by Existing Principal Stockholders................................................................. 16
 Risk Relating to Integration of Recent Acquisitions...................................................................... 16
 Availability of Funds.................................................................................................... 17
 Competition.............................................................................................................. 18
 Credit Quality........................................................................................................... 18
 Portfolio Valuation...................................................................................................... 19
 Taxicab Industry Regulation.............................................................................................. 19
 Government Regulation of Tobacco Advertising............................................................................. 20
 Pass-Through Tax Treatment............................................................................................... 21
     Risks Associated with Distribution Requirements and Leverage......................................................... 21
     Risks Associated with Diversification Requirements................................................................... 21
 Possible Volatility of Stock Price....................................................................................... 22
 Dependence on Cash Flow from Subsidiaries................................................................................ 22
 Certain Anti-Takeover Provisions......................................................................................... 22
MEDALLION SELECTED CONSOLIDATED FINANCIAL DATA............................................................................ 23
CDI SUMMARY HISTORICAL CONSOLIDATED FINANCIAL DATA........................................................................ 25
THE CDI SPECIAL MEETING................................................................................................... 27
 Purpose of the CDI Special Meeting....................................................................................... 27
 Voting Information....................................................................................................... 27
 Shareholder and Board Approvals.......................................................................................... 27


                                     (iii)

 Quorum and Adjournments...............................................................................................  29
 Dissenters' Rights of Appraisal.......................................................................................  29
   Minnesota Dissenters' Rights Statute................................................................................  29
 Other Business........................................................................................................  31
THE MERGER.............................................................................................................  32
 General...............................................................................................................  32
 Closing Date..........................................................................................................  32
 Background of the Merger; Reasons for the Merger......................................................................  33
 Recommendation of the Board of Directors of CDI.......................................................................  35
 Interests of Certain Persons in the Merger............................................................................  35
 The Merger Agreement..................................................................................................  36
   Terms of the Merger.................................................................................................  36
   Representations and Warranties......................................................................................  37
   Certain Covenants...................................................................................................  38
   No Shopping.........................................................................................................  38
   Indemnification.....................................................................................................  39
   Conditions..........................................................................................................  39
   Termination; Fees and Expenses......................................................................................  40
 Certain Federal Income Tax Consequences...............................................................................  41
 Accounting Treatment..................................................................................................  42
 Certain Legal Matters.................................................................................................  43
 Federal Securities Law Consequences...................................................................................  43
 Listing...............................................................................................................  44
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.......................................................................  44
 CDI's Investment Objectives, Policies and Restrictions................................................................  44
 Medallion's Investment Objectives, Policies and Restrictions..........................................................  47
MEDALLION COMMON STOCK PRICES..........................................................................................  51
DESCRIPTION OF MEDALLION CAPITAL STOCK.................................................................................  51
 General...............................................................................................................  51
 Common Stock..........................................................................................................  52
 Preferred Stock.......................................................................................................  52
COMPARISON OF STOCKHOLDER RIGHTS.......................................................................................  53
 Limitation on Directors' Liabilities..................................................................................  53
 Delaware Law and Certain Provisions of the Certificate of Incorporation and the By-Laws...............................  53
 Certain Provisions of Delaware Law Regarding an Interested Stockholder................................................  54
 Minnesota Law Rights of CDI Shareholders..............................................................................  55
DETERMINATION OF NET ASSET VALUE OF MEDALLION..........................................................................  56
MEDALLION'S DIVIDEND REINVESTMENT PLAN.................................................................................  57
EQUIVALENT PER SHARE DATA..............................................................................................  59
UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET..................................................................  60
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME............................................................  61
LEGAL PROCEEDINGS......................................................................................................  65
OTHER MATTERS..........................................................................................................  65
LEGAL MATTERS..........................................................................................................  65
EXPERTS................................................................................................................  65
APPENDIX A:  AGREEMENT AND PLAN OF MERGER..............................................................................  A-1
APPENDIX B:  MINNESOTA DISSENTERS' RIGHTS STATUTES.....................................................................  B-1


                                     (iv)

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. This summary is qualified in its entirety by the more detailed information contained herein. Shareholders should read the entire Proxy Statement/Prospectus. Certain capitalized terms in this summary are defined elsewhere in this Proxy Statement/Prospectus.

GENERAL

     The CDI Special Meeting.

     This Proxy Statement/Prospectus is being furnished to the shareholders of CDI in connection with the solicitation by the Board of Directors of CDI of proxies to be voted at the CDI Special Meeting to be held on June __, 1998, at __a.m., local time in the first floor conference room at the offices of CDI, 7831 Glenroy Road, Minneapolis, Minnesota. Holders of record of shares of CDI Common Stock as of the close of business on May __, 1998 will be entitled to notice of and to vote at the Special Meeting, as described elsewhere in this Proxy Statement/Prospectus.

     Purpose of the Meeting

     At the CDI Special Meeting, holders of CDI Common Stock will consider and vote upon a proposal to approve and adopt the Merger Agreement among CDI, Medallion and Merger Sub, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus, providing for the Merger of Merger Sub with and into CDI. As a result of the Merger, CDI will become a wholly owned subsidiary of Medallion. In the Merger, all outstanding shares of CDI Common Stock will be converted into shares of Medallion Common Stock. Shareholders of CDI will also consider and vote upon any other matter that may properly come before the meeting.

     Vote Required; Record Date

     The Merger will require approval and adoption of the Merger Agreement by the affirmative vote of not less than the majority of the outstanding shares of CDI Common Stock entitled to vote thereon. Holders of CDI Common Stock are entitled to one vote per share. Only holders of CDI Common Stock at the close of business on May __, 1998 (the "CDI Record Date") will be entitled to notice of and to vote at the CDI Special Meeting. On April 21, 1998 there were 1,725,438 shares of CDI Common Stock outstanding and entitled to vote. Pursuant to the Voting Agreements, certain shareholders of CDI have agreed to vote such shareholders' shares of CDI Common Stock held as of the CDI Record Date in favor of the Merger (786,753 shares of CDI Common Stock held, representing approximately 45.6% of the outstanding CDI Common Stock as of the CDI Record
Date).  See "The CDI Special Meeting -- Shareholder and Board Approvals."

RECOMMENDATION OF THE BOARD OF DIRECTORS OF CDI; REASONS FOR THE MERGER

     The Board of Directors of CDI believes that the terms of the Merger are fair to and in the best interests of its shareholders and have by the unanimous vote approved the Merger Agreement and the related transactions. The CDI Board of Directors unanimously recommends that its shareholders approve and adopt the Merger Agreement, as the Merger will allow CDI to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), provide liquidity to CDI's shareholders, produce a higher net price for CDI Common Stock than a private placement and provide CDI with access to additional investment capital. See "The Merger-Recommendation of the Board of Directors of CDI" and "Background of the Merger; Reasons for the Merger."

THE MERGER

     Merger Consideration

     On the Closing Date of the Merger (the "Closing Date"), each outstanding share of CDI Common Stock (other than shares owned by CDI or its subsidiary, all of which will be canceled) will be automatically converted (subject to certain provisions described herein with respect to fractional shares) into and represent that number of shares of Medallion Common Stock equal to the quotient obtained by dividing (to five places after the decimal point) (x) $15.50 by (y) the average closing sale prices per share of Medallion Common Stock on the Nasdaq National Market for the 20 trading days which immediately precede the business day immediately preceding the Closing Date, provided, however, that if such average exceeds $26.00, the divisor shall be $26.00, and if such average is less than $23.50, the divisor shall be $23.50 (such quotient, the "Exchange Ratio"). Cash will be paid in lieu of fractional shares. Upon consummation of the Merger, Sub will be merged with and into CDI and CDI, as the surviving corporation in the Merger, will become a wholly owned subsidiary of Medallion. See "The Merger-The Merger Agreement-Terms of the Merger."

     Conditions to the Merger; Termination

     The respective obligations of CDI and Medallion to consummate the Merger are subject to the fulfillment of the following conditions: (a) notices of intent to exercise dissenters' appraisal rights under Minnesota law shall not have been received from CDI shareholders holding more than 1% of the total number of shares of CDI Common Stock outstanding immediately before the Closing Date, (b) obtaining requisite approval of the holders of CDI Common Stock; (c) the effectiveness of the Registration Statement which includes this Proxy Statement/Prospectus; (d) the absence of any order or injunction against the consummation of the Merger; (e) the receipt of necessary consents, authorizations, orders and approvals of any governmental commission, board or other regulatory body; and (f) the approval of the Medallion Common Stock being issued in the Merger Agreement for listing on the Nasdaq National Market.

     The obligations of each of CDI and Medallion to effect the Merger are also subject to the satisfaction or waiver by the other party prior to the Closing Date of the following conditions: (a) the other party shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement and the representations and warranties of the other party set forth in the Merger Agreement shall be true in all material respects as of the Closing Date; (b) CDI and Medallion shall have received opinions of their respective counsel that the Merger will qualify as a tax-free reorganization;
(c) Medallion shall have received a letter from its independent public accountants regarding their concurrence as to the appropriateness of pooling of interests treatment for the Merger; (d) CDI shall have received a letter from their independent public accountants regarding their concurrence as to CDI's ability to be acquired in a transaction to be accounted for as a pooling of interests; and (e) from the date of the Merger Agreement through the Closing Date, there shall not have occurred any change, individually or together with other changes, that has had, or would reasonably be expected to have, a material adverse change in the financial condition, business, results of operations or prospects of either CDI or Medallion and its subsidiaries, taken as a whole.

     The Merger Agreement may be terminated at any time prior to the Closing Date, before or after the approval by the shareholders of CDI: (a) by the mutual consent of CDI and Medallion; (b) by action of the Board of Directors of either CDI or Medallion if (i) the Merger shall not have been consummated by June 30, 1998, (ii) the approval of the Merger Agreement by CDI's shareholders shall not have been obtained, or (iii) a court or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement and such order, decree, ruling or other action shall have become final and non-appealable; (c) by action of the Board of Directors of CDI, if (i) in the exercise of its good faith judgment as to fiduciary duties to its shareholders imposed by law, the Board of Directors of CDI determines that such termination is required by reason of an Acquisition Proposal (as defined in the Merger Agreement), (ii) there has been a breach by Medallion or Merger Sub of any representation or warranty contained in the Merger Agreement which would have or would be reasonably likely to have a material adverse effect on the business, properties, assets, condition (financial or otherwise), liabilities, or operations of Medallion and its subsidiaries, taken as a whole or (iii) there has been a material breach by Medallion of any covenant or agreement contained in the Merger Agreement which is not cured; or (d) by action of the Board of Directors of Medallion, if (i) the Board of Directors of CDI shall have withdrawn or modified in a manner adverse to Medallion its approval or recommendation of the Merger Agreement or the Merger, or shall have recommended an Acquisition Proposal to CDI shareholders, (ii) there has been a breach by CDI of any representation or warranty contained in the Merger Agreement which would have or would be reasonably likely to have a material adverse effect on the business, properties, assets, prospects, condition (financial or otherwise), liabilities or results of operations of CDI and to subsidiaries taken as a whole which is not cured within 15 days after notice thereof is given by Medallion or
(iii) there has been a material breach by CDI of any covenant or agreement contained in the Merger Agreement which is not cured.

     If CDI terminates the Merger Agreement because its Board of Directors, in the exercise of its good faith judgment as to its fiduciary duties to its shareholders imposed by law, accepts an Acquisition Proposal being made by a third party for CDI, and within 12 months thereafter such Acquisition Proposal shall have been consummated, then CDI (or the successor thereto) is required to pay in cash to Medallion a Termination Fee of $3,000,000, within ten days of a written demand by Medallion after such consummation.

     Certain aspects of the Termination Fee could have the effect of discouraging a third party from pursuing an acquisition transaction involving CDI. See "The Merger --The Merger Agreement--Terminations; Fees and Expenses."

     Accounting Treatment

     It is expected that the Merger will be accounted for as a pooling of interests for accounting and financial reporting purposes. See "The Merger-Accounting Treatment."

     Listing

     It is a condition to the Merger that the shares of Medallion Common Stock to be issued in the Merger be authorized for listing on the Nasdaq National Market, subject to official notice of issuance. See "The Merger--Listing."

     Appraisal Rights

     Under Minnesota law, the holders of CDI Common Stock are entitled to certain appraisal rights in connection with the Merger. See "The Special Meeting--Dissenters' Rights of Appraisal."

     Voting Agreements

     As a condition to entering into the Merger Agreement, Medallion required certain shareholders of CDI to enter into the Voting Agreements pursuant to which such shareholders agreed to vote their shares of CDI Common Stock held on the CDI Record Date (equal to approximately 45.6%, or 786,753 shares, of the issued and outstanding shares of CDI Common Stock as of the CDI Record Date) in favor of the approval of the Merger.

     Investment Objectives and Policies.

     Medallion, a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, is a specialty finance company with a leading position in the origination and servicing of loans financing the purchase of taxicab medallions and related assets. Medallion also originates and services commercial installment loans financing small businesses in other targeted industries. Through its subsidiary Business Lenders LLC, Medallion finances long-term loans to active businesses secured by real estate. The investment objectives of Medallion are to provide a high level of distributable income, consistent with preservation of capital, as well as long-term growth of net asset value. As a "regulated investment company" (RIC) under the Code, Medallion is not subject to any U.S. federal income tax on investment company taxable income in any year if it distributes to its stockholders at least 90% of its investment company taxable income for that taxable year, which requirement Medallion complies with through payment of quarterly cash dividends. Stockholders may elect to reinvest distributions. As an adjunct to its finance business, Medallion operates a taxicab rooftop advertising business.

     CDI, a closed-end, non-diversified management investment company that has also elected to be treated as a business development company under the Investment Company Act of 1940, is a specialty finance company licensed by the U.S. Small Business Administration ("SBA") as a specialized small business investment company ("SSBIC") that invests in minority-owned small businesses in a limited number of selected industries it views as under-served by traditional financing sources. CDI's investments are typically in the form of secured debt securities with fixed interest rates, accompanied by warrants to purchase equity interests for a nominal exercise price. CDI's objectives are to achieve both (i) a high level of interest income from secured debt securities, and (ii) long-term appreciation of its equity interests in the companies it finances. A substantial part of CDI's investments are concentrated in the radio broadcast industry, with the balance principally in the rural telephone industry and the airport food and beverage service industry. See "Comparison of Investment Objectives and Policies."

     Risk Factors.

     Holders of CDI Common Stock, in voting on the Merger, should consider among other factors the following factors: (i) risks relating to integration of CDI and Medallion; (ii) risks associated with interest rate spread, (iii) leverage,
(iv) industry and geographic concentration of Medallion's loans, (v) reliance on management and (vi) risks relating to the integration of Medallion's recent and announced acquisitions. See "Risk Factors."

     Dividends and Distributions.

     Under Medallion's present policy, it distributes to its stockholders at least 90% of its yearly investment company taxable income in quarterly cash dividends. Medallion's specialty finance subsidiaries, Medallion Funding
Corp. ("MFC"), Transportation Capital Corp. ("TCC"), and Edwards Capital Company ("Edwards") (collectively the "RIC Subsidiaries") have also elected to be treated as RICs and distribute at least 90% of their respective investment company taxable income to Medallion. CDI has not previously paid dividends to its shareholders.

     Medallion Common Stock.

     There are presently 15,000,000 shares of Medallion Common Stock authorized, of which, as of April 21, 1998, there were 12,882,996 shares outstanding and an additional 295,130 shares issuable upon exercise of outstanding options. It is anticipated that on the Closing Date, approximately 1,028,558 shares of Medallion Common Stock will be issued to the holders of CDI Common Stock, and an additional 148,442 shares of Medallion Common Stock will be issuable upon the exercise of options which were previously exercisable for shares of CDI Common Stock. Such shares will represent approximately 8.4% of the outstanding Medallion Common Stock after such issuances. Medallion Common Stock trades on the Nasdaq National Market under the symbol "TAXI." See "Description of Medallion Capital Stock."

     Comparative Rights of Stockholders.

     The rights of CDI shareholders currently are governed by Minnesota law, CDI's Articles of Incorporation and CDI's By-laws. Upon consummation of the Merger, shareholders of CDI will become shareholders of Medallion, a Delaware corporation, and their rights as shareholders of Medallion will be governed by Delaware law, Medallion's Certificate of Incorporation and Medallion's By-laws. For a comparison of the rights of CDI shareholders and the rights of Medallion stockholders, see "Comparison of Stockholder Rights."

     Comparative Per Share Prices.

     Medallion Common Stock trades on the Nasdaq National Market under the symbol "TAXI." The following table sets forth the high and low closing sale prices of the Medallion Common

Stock as reported by the Nasdaq National Market for each of the quarters in the period from May 23, 1996 to December 31, 1997 and for the first and second quarter (through April 22) of 1998.


                                                               HIGH               LOW

1998
-------------------------------------------------------
Quarter ended March 31, 1998...........................          $29 15/16          $18 7/8
Quarter ended June 30, 1998
(through April 22, 1998)...............................          $  30 1/2          $26 5/8

1997
-------------------------------------------------------
Quarter ended March 31, 1997...........................          $  19 3/4          $    14
Quarter ended June 30, 1997............................          $  20 1/8          $    16
Quarter ended September 30, 1997.......................          $  21 3/4          $17 3/4
Quarter ended December 31, 1997........................          $      23          $    20

1996
-------------------------------------------------------
Period from May 23, 1996 through
June 30, 1996..........................................          $  13 3/8          $12 1/4
Quarter ended September 30, 1996.......................          $      15          $10 3/8
Quarter ended December 31, 1996........................          $  15 1/4          $12 7/8

     On April 22, 1998, the last sales price of Medallion Common Stock on the Nasdaq National Market was $30.375. The public announcement of the Merger Agreement occurred on March 9, 1998.

     There is no active public trading market for shares of CDI Common Stock. The last known trade for CDI Common Stock was on March 17, 1998 at $14.00 per share.

     Medallion Summary Historical and Pro Forma Consolidated Financial Information.

     The following table sets forth certain summary condensed historical financial data of Medallion and pro forma information giving effect to the Merger as if it had occurred on January 1, 1997. The table is based on Medallion's historical financial statements and notes thereto incorporated by reference in this Proxy Statement Prospectus. See "INCORPORATION OF DOCUMENTS BY REFERENCE." This information should be read in connection with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Medallion's financial statements, including the notes thereto, and other information included in Medallion's Annual Report on Form 10-K incorporated by reference herein.

                                                                  May 30 to           Year Ended             PRO FORMA
                                                                 December 31,        DECEMBER 31,           DECEMBER 31,
                                                                     1996                1997                   1997
                                                                 ------------        ------------           ------------
                                                                                                            (Unaudited)
                                                                   (in thousands except per share amounts)
Statement of Operations Data
Investment income  .............................................  $ 10,412             $ 23,448               $ 25,850
Interest expense  ..............................................     5,008                9,210                 10,099
                                                                  --------             --------               --------
Net interest income  ...........................................     5,404               14,238                 15,751
Equity in earnings (losses) of unconsolidated
 subsidiary(1)  ................................................       (63)                 203                    203

Other income  ..................................................       411                  980                    980
Accretion of negative goodwill  ................................       421                  722                    722
Gain on sale of loans...........................................         -                  337                    337
Operating expenses  ............................................    (2,231)              (4,797)                (6,169)
Amortization of goodwill  ......................................      (259)                (368)                  (368)
                                                                  --------             --------               --------
Net investment income  .........................................     3,683               11,315                 11,456
Realized gain on investments, net  .............................        84                  144                     78
Change in unrealized depreciation of investments(2).............       (46)                 (25)                 1,929
 ...............................................................  --------             --------               --------
Net increase in net assets resulting from
 operations(3)  ................................................  $  3,721             $ 11,434               $ 13,463
                                                                  ========             ========               ========
Net increase in net assets resulting from
 operations per share(3)  ......................................     $0.45                $1.02                  $1.10
                                                                  ========             ========               ========
Dividends declared per share  ..................................     $0.41                $0.95                   $.81
                                                                  ========             ========               ========
Balance Sheet Data (in thousands)
Investments, net of unrealized depreciation of
 investments  ..................................................  $176,494             $288,724               $313,254

Total assets  ..................................................   189,625              310,045                339,894
Notes payable and demand notes  ................................    96,450              137,750                137,750
Subordinated SBA debentures  ...................................    29,390               27,890                 39,876
Total liabilities  .............................................   130,620              176,858                189,363
Total stockholders' equity  ....................................    56,487              131,392                148,736

                                                                                    December 31,         December 31,
                                                                                        1996                 1997
                                                                                --------------------  -------------------

Selected Financial Ratios and Other Data
Return on assets(4)(5)......................................................................   3.36%                4.81%
Return on equity(5)(6)......................................................................  11.29                11.31
Average yield, e.o.p.(7)....................................................................  10.80                10.02
Average cost of funds, e.o.p.(8)............................................................   7.11                 7.16
Spread, e.o.p.(9)...........................................................................   3.69                 3.34
Other income ratio(5)(10)...................................................................   0.40                 0.44
Operating expense ratio(5)(11)..............................................................   2.02                 2.02
Medallion Loans as a percentage of investments..............................................  76.25                78.26
Commercial Installment Loans as a percentage of investments.................................  23.75                21.74
Investments to assets.......................................................................  93.08                93.49
Equity to assets............................................................................  29.79                42.38
Debt to equity.............................................................................. 222.76               134.60
SBA debt to total debt......................................................................  23.36                15.77

__________
(1) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from Medallion's investment in Media.
(2) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against Medallion's investments to state them at fair value.
(3) Net increase in net assets resulting from operations is the sum of net investment income, net realized gains or losses on investments and the change in unrealized gains or losses on investments.
(4) Return on assets represents net increase in net assets resulting from operations, for the period indicated, divided by average assets during the stated period.
(5) Selected financial ratios have been annualized for the period from May 30, 1996 to December 31, 1996.
(6) Return on equity represents net increase in net assets resulting from operations, for the period indicated, divided by average stockholders' equity during the stated period.
(7) Average yield, e.o.p. represents the end of period weighted average interest rate on investments at the date indicated.
(8) Average cost of funds, e.o.p. represents the end of period weighted average interest rate on debt at the date indicated.
(9) Spread, e.o.p. represents average yield, e.o.p. less average cost of funds, e.o.p.
(10) Other income ratio represents other income, for the period indicated, divided by average investments during the stated period.
(11) Operating expense ratio represents operating expenses, for the period indicated, divided by average assets during the stated period.

     CDI Summary Historical Consolidated Financial Information.

The summary statement of operations and balance sheet data set forth below as of and for the year ended December 31, 1992, the six months ended June 30, 1993 and the years ended June 30, 1994, 1995, 1996 and 1997, are derived from CDI's audited financial statements. The summary statement of operations and balance sheet data set forth below as of December 31, 1997 and for the six months ended December 31, 1996 and 1997 are derived from CDI's unaudited financial statements, but reflect all adjustments (consisting only of normal recurring entries) which CDI's management has deemed necessary for an accurate presentation of such data. This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and CDI's financial statements, including the notes thereto, and other financial information included in CDI's Annual Report on Form 10-K incorporated by reference herein.

                       As of or    As of or For                                                      For        As of or For
                       For the     the Six Mos.                                                  the Six Mos.   the Six Mos.
                      Year Ended       Ended               As of or For the Year Ended              Ended          Ended
                     December 31,   June 30,(1)                     June 30,                     December 31,   December 31,
                         1992          1993          1994       1995        1996        1997         1996          1997
                     -----------    -----------    --------   --------    --------    --------   -----------    -----------
                                             (Dollars in thousands, except per share data)
Statement of
   Operations Data:
Interest income........  $   855        $  460         $1,109    $ 1,304     $ 1,573    $ 2,478    $ 1,022       $   945
Operating expenses:
   Interest expense....      209           130            278        243         251        519        176           502
   General and
     administrative
     expense...........      472           263            526        523         630       861         437           619
   Other operating
     expenses..........       26            67             90         48          51        116         16           268
                         -------        ------         ------    -------     -------    -------    -------       -------
Total operating
expenses...............      707           460            894        813         932      1,496        629         1,389
                         -------        ------         ------    -------     -------    -------    -------       -------
Net operating income...      148             0            215        490         641        982        393          (444)
Gains (losses) on
   investments in
   small business
   concerns:
      Realized.........      414            (4)         1,278      3,663         508        (34)       119            87
      Unrealized.......      782           647         (2,288)    (1,153)      1,423      1,848         18           124
                         -------        ------         ------    -------     -------    -------    -------       -------
Income (loss)
   before income
   taxes(2)............    1,704           643           (795)     3,001       2,571      2,796        530          (233)
Income taxes...........        2                                     533         372      1,149        217            --
                         -------        ------         ------    -------     -------    -------    -------       -------
Net income (loss)......    1,702           643           (795)     2,468       2,199      1,647        313          (233)
Dividends on
   preferred stock
   to SBA paid or......      300            30            120        120         120         56         60             --
   restricted            -------        ------         ------    -------     -------    -------    -------        -------

Income (loss) applicable
   to common stock.....  $ 1,402        $  613         $ (915)   $ 2,348     $ 2,079    $ 1,591        253           (233)
                         =======        ======         ======    =======     =======    =======    =======        =======
Diluted earnings per
   common share (3)....  $   .78        $  .31         $ (.50)   $  1.18     $  1.09    $  0.87    $  0.15         ($0.14)
                         =======        ======         ======    =======     =======    =======    =======        =======
Weighted average
   common and common
   equivalent shares
   outstanding (3).....1,802,000     1,963,000      1,824,000  1,984,000   1,912,000  1,834,402  1,732,000      1,720,000
                       =========     =========      =========  =========   =========  =========  =========      =========

                       As of or    As of or For                                                      As of or For
                       For the     the Six Mos.                                                      the Six Mos.
                      Year Ended       Ended         As of or For the Year Ended                        Ended
                     December 31,   June 30,(1)                June 30,                              December 31,
                         1992          1993          1994       1995        1996         1997            1997
                     -----------    -----------    --------   --------    --------    ----------     -----------
                                             (Dollars in thousands, except per share data)
Balance Sheet Data:
   Investments at
      cost.............  $15,474       $15,442        $16,083    $15,200     $17,513     $22,074       $21,807
  Unrealized
      appreciation
      (depreciation) on
      investments, Net.    2,121         2,769            480       (672)        750       2,598         2,723
                         -------        -------        -------   -------     -------     -------       -------
   Investments at
      estimated
      fair value.......   17,594        18,211         16,563     14,528      18,263      24,672        24,530
   Cash and cash
      equivalents......    1,145         1,254          1,667      5,975       3,878       4,834         4,137
   Total assets........   19,090        19,727         18,544     21,090      23,360      30,288        29,849
   SBA financing.......    3,000         3,476          3,070      2,632       4,168      12,154        11,986
   Total liabilities...    4,067         3,508          3,120      3,197       4,563      12,866        12,505
   Redeemable Preferred
      Stock............        0         3,030          3,150      3,270       3,010          --            --

   Total stockholders'
      equity...........  $15,023       $13,189        $12,274    $14,263     $15,787     $17,423       $17,344
Other Selected Data:
Number of portfolio
   companies at
   period end..........       29            27             22         18          17          17            19
Number of new
   portfolio companies.        3             -              5          -           5           3             4
New advances to
   portfolio
   companies...........  $ 2,470        $  286         $1,281    $   934     $ 6,539     $ 4,586       $ 1,750
Proceeds from
   liquidation of
   investments.........      562           381          2,276      3,760       3,896         898         1,292
Estimated fair
   value of
   investment
   portfolio at
   period end..........  $17,594        $18,211        $16,563   $14,528     $18,263     $24,672       $24,530

________________
(1) In 1993, CDI changed its fiscal year end from December 31 to June 30, resulting in a six-month transition period.
(2) During the year ended December 31, 1992 CDI had negative goodwill amortization of $359,573, which related to the purchase of CDI in 1987 and was fully amortized by December 31, 1992.
(3) CDI's Board of Directors approved a 3-for-1 stock split in the form of a 200% dividend effective May 31, 1997 to shareholders of record on the date. All share and per share amounts have been adjusted to reflect this stock split.

     Certain Federal Income Tax Consequences.


     Consummation of the Merger is conditioned upon CDI and Medallion receiving opinions of their respective counsel to the effect that the Merger will constitute a tax-free "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, except as more fully described under "The Merger -- Certain Federal Income Tax Consequences," no gain or loss will be recognized by CDI shareholders except with respect to cash received in lieu of fractional shares and no gain or loss will be recognized by CDI, Medallion or Sub as a result of the Merger.

     Expense Table.

     The following table lists the costs and expenses with respect to shares of Medallion and shares of CDI as well as pro forma information for Medallion Common Stock after giving effect to the Merger. The table is based on the net asset, fee and expense levels of CDI and Medallion for the year ended
December 31, 1997.

-----------------------------------------------------------------------------------------------------------------------
                                                                 Medallion              CDI               MEDALLION
STOCKHOLDER TRANSACTION EXPENSES                                 (ACTUAL)(1)          (ACTUAL)(1)       (as adjusted)(1)
 Sales Load (as a percentage of offering price)...........          5.28%                 --                 5.28%
 Dividend Reinvestment Plan Fees(2).......................            --                  --                   --
-----------------------------------------------------------------------------------------------------------------------
 ANNUAL EXPENSES(3)
 (as a percentage of net assets attributable to Common
  Stock)
 Management Fees(4).......................................          0.17                  --                 0.15
 Interest Payments on Borrowed Funds (5)..................          7.01                5.13                 6.79
 Operating Expenses(6)....................................          2.23                7.82                 2.88
 Other Expenses...........................................          1.53                0.10                 1.36
                                                                   -----               -----                -----
Total Annual Expenses.....................................         10.94%              13.05%               11.19%
-----------------------------------------------------------------------------------------------------------------------

_____________
(1) Based on amounts for the year ended December 31, 1997.
(2) The expenses of Medallion's Dividend Reinvestment Plan are included in stock record expenses, a component of "Other Expenses." The participants in the Dividend Reinvestment Plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases. See "Medallion's Dividend Reinvestment Plan."
(3) Assumes a net asset value of $149 million, which will be Medallion's estimated stockholders' equity upon consummation of the Merger. Operating expenses, interest payments on borrowed funds and other expenses are calculated on an annualized basis based on the year ended December 31, 1997.
(4) Management expenses consist of fees paid to Medallion's investment adviser, FMC Advisers, Inc. ("FMC"). See "Comparison of Investment Objectives and Policies--Medallion's Investment Objectives, Policies and Restrictions--The Investment Adviser."
(5) Interest payments on borrowed funds consist primarily of interest payable under credit agreements with banks and on subordinated SBA debentures.
(6) Operating expenses consist primarily of compensation and employee benefits, data processing, advertising, travel and other marketing expenses, occupancy costs and other similar expenses.

EXAMPLE

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Medallion. These amounts assume no increase or decrease in leverage and payment by Medallion of operating expenses at the levels set forth in the table above.

     An investor would pay the following expenses on a $1,000 investment, assuming (i) a 5.0% annual return and (ii) reinvestment of all dividends and distributions at net asset value:

       1 YEAR                   3 YEARS                   5 YEARS                  10 YEARS
---------------------  -------------------------  -----------------------  ------------------------
---------------------------------------------------------------------------------------------------
        $165                     $345                      $502                      $811
---------------------------------------------------------------------------------------------------

     This example as well as the information set forth in the table above should not be considered a representation of the future expenses of Medallion. Actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the Securities and Exchange Commission (the "Commission")) a 5.0% annual return, Medallion's performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in Medallion's Dividend Reinvestment Plan will receive shares purchased by the Dividend Reinvestment Plan Agent at the market price in effect at the time, which may be at, above or below net asset value. See "Medallion's Dividend Reinvestment Plan."

     The nature of the services for which CDI and Medallion pay management fees is described below the caption "Comparative Investment Objectives and Policies."

     Management of CDI and Medallion.

     Prior to March 31, 1997, Capital Dimensions Venture Fund, Inc., CDI's predecessor company, was a wholly owned subsidiary of an entity formerly known as Capital Dimensions, Inc. ("CD Parent"). Effective March 31, 1997, CD Parent and Capital Dimensions Venture Fund, Inc. were merged with CDI being the surviving entity (the "CDI Merger"). Prior to the CDI Merger, management services were provided to CDI by CD Parent under a Joint Investment Adviser Management Agreement (the "Management Agreement"). Under the terms of the CDI Merger, CD Parent's interest in the Management Agreement was assigned to Capital Dimensions Management Company, Inc. ("CDMC"). This assignment was approved by CD Parent stockholders. CDMC is owned and operated by Thomas F. Hunt, Jr., Dean
R. Pickerell, Stephen A. Lewis, Mervin Winston and Brenda L. Leonard, each of whom is also employed by CDMC.

     The monthly management fee paid to CDMC by CDI is one-fourth of one percent (0.25%) of CDI's average monthly assets (the equivalent of 3% per annum), less the amount of all payroll and payroll-related expenses paid by CDI. Each of the employees of CDMC is also employed by CDI. Under the terms of the Merger Agreement, upon consummation of the Merger, the Management Agreement with CDMC will be terminated.

     Medallion is managed by its executive officers under the supervision of its Board of Directors. In addition, under the terms of a sub-advisory agreement (the "Sub-Advisory Agreement") with FMC Advisers, Inc. ("FMC"), upon reasonable request of Medallion's executive officers, FMC consults with management with respect to strategic decisions concerning originations, credit quality assurance, development of financial products, leverage, funding, geographic and product diversification, the repurchase of participations, acquisitions, regulatory compliance and marketing.

     FMC's principal office is located at 190 Dudley Street, Brookline, Massachusetts 02146. Myron Cohen, Robert Fanger and Michael Miller control FMC, in their capacities as officers, directors and stockholders of FMC, and provide advisory services to Medallion on behalf of FMC. They had served as directors and executive officers of Medallion's predecessor companies until May 1996.

    Unless terminated earlier as described below, the Sub-Advisory Agreement will remain in effect until May 1998. The term will continue from year to year thereafter, if approved annually by (i) a majority of Medallion 's noninterested directors and (ii) the Medallion Board of Directors, or by a majority of Medallion's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended. On February 25, 1998, the Medallion Board of Directors voted to extend the Sub-Advisory Agreement with FMC until May 1999 under provisions for the continuation of the agreement contained in it. The Sub-Advisory Agreement is terminable without penalty to Medallion on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of Medallion, and will terminate if assigned by FMC.

     Under the Sub-Advisory Agreement, Medallion pays FMC a monthly fee, in arrears, for services rendered of $18,750. Two trusts affiliated with two officers, directors and shareholders of Medallion (the "Murstein Trusts") have agreed to personally assure FMC of payment for the first 48 months of service under the Sub-Advisory Agreement pursuant to an escrow arrangement under which they have maintained in escrow common stock of Medallion worth 200% of the advisory fees remaining to be paid by Medallion to FMC during the first 48 months of service under the Sub-Advisory Agreement, thereby assuring FMC of the payment of $900,000 in advisory fees. In the event that Medallion or its stockholders terminate or do not renew the Sub-Advisory Agreement during this period for any reason other than (i) breach of the Sub-Advisory Agreement by FMC or (ii) FMC's willful malfeasance, bad faith or gross negligence, the escrow agent will assign to FMC Medallion Common Stock in escrow equal in value to the amount of the fees payable over the balance of the 48-month period. If the value of the Medallion Common Stock required to be deposited in escrow is less than the value of the fees payable, FMC will have no further recourse against the Murstein Trusts. Under the Sub-Advisory Agreement, FMC will not be liable for any loss suffered by Medallion, except a loss resulting from FMC's willful malfeasance, bad faith or gross negligence.

     Advisory fees incurred under the Sub-Advisory Agreement during the year ended December 31, 1997 and the period ended December 31, 1996 were $225,000 and $131,250, respectively.

                                 RISK FACTORS

     In addition to the other information contained in this Proxy
Statement/Prospectus, holders of CDI Common Stock should carefully consider the following risk factors.

     This Proxy Statement/Prospectus contains forward-looking statements which involve risks and uncertainties. Medallion's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed below.

RISK RELATING TO INTEGRATION OF CDI AND MEDALLION

     The realization of certain benefits anticipated as a result of the Merger will depend in part on the integration of CDI's investment portfolio and specialty finance business with Medallion and the successful inclusion of CDI's investment portfolio in Medallion's financing operations. The dedication of management resources to such integration may detract attention from the day-to-day business of Medallion and there can be no assurance that there will not be substantial costs associated with the transition process or that there will not be other material adverse effects as a result of these integration efforts. There can be no assurance that CDI's business can be operated profitably or integrated successfully into Medallion's operations. Such effects could have a material adverse effect on the financial results of Medallion.

INTEREST RATE SPREAD

     While the taxicab medallion loans and commercial installment loans originated by Medallion in most cases bear interest at fixed rates, Medallion finances a substantial portion of such loans by incurring indebtedness with floating interest rates. As a result, Medallion's interest costs have increased in the past and could increase in the future during periods of rising interest rates, which may decrease the interest rate spread and thereby adversely affect Medallion's profitability. Accordingly, Medallion, like most financial services companies, faces the risk of interest rate fluctuations. Accordingly, if recent increases in prevailing interest rates lead to a trend of higher interest rates, Medallion's interest rate spread could decline. Although Medallion intends to continue to manage its interest rate risk through asset and liability management, including the use of interest rate caps, general rises in interest rates will tend to reduce Medallion's interest rate spread in the short term. In addition, Medallion relies on its counterparties to perform their obligations under such interest rate caps.

     Furthermore, loans made by Medallion typically may be prepaid by the borrower upon payment of certain prepayment charges. A borrower is likely to exercise prepayment rights at a time when the interest rate payable on the borrower's loan is high relative to prevailing interest rates. In such a lower interest rate environment, Medallion will have difficulty re-lending such prepaid funds at comparable rates and, therefore, to the extent that Medallion's cost of funds is not correspondingly reduced, such a decrease in market interest rates could adversely affect Medallion.

LEVERAGE

     Medallion is leveraged as a result of its bank borrowings and long-term, subordinated SBA debentures. Leverage poses certain risks for holders of Medallion Common Stock, including possible higher volatility of both the net asset value of Medallion and the market price of the Medallion Common Stock. Since interest is paid to Medallion's creditors before any income is distributed to Medallion's stockholders, fluctuations in the interest payable to such creditors affect the yield to holders of Medallion Common Stock. In addition, income earned by Medallion from operations and lending the proceeds of borrowings must exceed the interest payable with respect to such borrowings in order for there to be income available for distribution to stockholders. The high rate of distribution of investment company taxable income required to maintain Medallion's tax status as a RIC limits the funds that can be retained in the business to cover periods of loss, provide for future growth and pay for extraordinary items. In addition, in the event of a liquidation of Medallion, Medallion's creditors would have claims on Medallion's assets superior to the claims of the holders of the Medallion Common Stock. Furthermore, certain amounts could become payable to the SBA in connection with Medallion's repurchase, at a discount, of preferred stock from the SBA previously issued by MFC and TCC, which resulted in a realized gain in retained earnings in the amount of the repurchase discount. Such discount is being accreted to paid-in capital on a straight-line basis over 60 months; however, if MFC or TCC is liquidated or loses its SBA license during the accretion period, the SBA would have a claim for the remaining unaccreted amount attributable to the subsidiary liquidating or losing its license.

     At December 31, 1997, Medallion had approximately $137.8 million outstanding under credit facilities with bank syndicates aggregating $228 million. Amounts outstanding under the revolving lines of credit are secured by all of Medallion's assets and bear interest at the relevant agent bank's prime rate or, at Medallion's option, a rate based on LIBOR. At December 31, 1997, the rates of interest on amounts outstanding under the revolving lines of credit ranged from 6.89% to 8.50%.

     At December 31, 1997, Medallion had borrowed $27.9 million under subordinated SBA debentures that have fixed rates of interest and substantially all of which have a ten-year term. On April 7, 1997, Medallion repaid $1.5 million of debentures. The remaining debentures have maturities ranging from June 1, 1998 to September 1, 2004 and rates of interest varying from 5.00% to 9.80% per annum.

     At December 31, 1997, the weighted average annual rate of interest on all of Medallion's borrowings was 7.0%. Based upon that rate, Medallion must achieve annual returns on investments of at least 4.02% to cover annual interest payments on the bank and subordinated SBA debentures described above. The following table illustrates the effect of leverage to a stockholder assuming Medallion's cost of funds at December 31, 1997 as described above and various annual rates of return, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below:

Assumed return on investments (net of expenses)(1)  .                       -10%        -5%         0%         5%       10%
---------------------------------------------------------------------------------------------------------------------------
Corresponding net income to common stockholders(1)  .                       -37.5%     -24.2%    10.9%         2.4%   15.7%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes (i) $249.8 million in average assets, (ii) an average cost of funds of 7.0%, (iii) $145.7 million in average debt outstanding and (iv) $93.9 million of average stockholders' equity.

INDUSTRY AND GEOGRAPHIC CONCENTRATION

     Medallion loans collateralized by New York City taxicab medallions and related assets comprised a substantial portion of Medallion's loan portfolio at December 31, 1997. According to TLC data, over the past 20 years New York City taxicab medallions have appreciated in value an average of 10.2% each year; however, for sustained periods during that time, medallions declined in value. Most of Medallion's commercial installment loans have been made to retail dry cleaning and coin operated laundromat businesses in New York City and a major portion of Medallion's taxicab advertising revenue is derived from New York City taxicabs. There can be no assurance that Medallion will be able to diversify geographically its operations or that an economic downturn in New York City in general, or in the New York City taxicab, retail dry cleaning or coin operated laundromat industries in particular, would not have an adverse impact on Medallion. In addition to expanding geographically, Medallion has expanded its financing operations through its acquisition in October 1997 of Business Lenders, Inc., a specialty finance company focusing on long-term loans to active businesses secured by real estate, and intends to continue to expand its financing operations to include other industries and financial products and there can be no assurance that management's experience with its current lending activities will lead to success with such other industries and products.

RELIANCE ON MANAGEMENT

     The success of Medallion is largely dependent upon the efforts of senior management. The death, incapacity or loss of the services of such individuals could have an adverse effect on Medallion and there can be no assurance that other qualified officers could be hired.

SUBSTANTIAL INFLUENCE BY EXISTING PRINCIPAL STOCKHOLDERS

     After giving effect to the issuance of Medallion Common Stock in connection with the Merger, two officers who are also directors of Medallion, together with entities affiliated with them, will beneficially own approximately 18.62% of the Medallion Common Stock outstanding. Because of their Medallion Common Stock ownership, these stockholders, if they were to act together, could influence the election of all members of Medallion's Board of Directors and determine some corporate actions after the Merger.

RISK RELATING TO INTEGRATION OF RECENT ACQUISITIONS

     On October 31, 1997, Medallion acquired certain assets and assumed certain liabilities of Business Lenders, Inc., a specialty finance company focusing on long-term loans to active businesses secured by real estate. In addition, in February 1998, Medallion announced that it had executed a purchase agreement pursuant to which it would acquire certain assets and assume certain liabilities of VGI, VGII and Venture Opportunities Corp. ("VOC"), three lenders under common management involved in the financing of taxicab medallions and laundry and dry cleaning equipment. By their nature, corporate acquisitions entail certain risks, including those related to undisclosed liabilities, the entry into new markets and personnel matters. Difficulties could also arise integrating the acquired operations or managing problems due to sudden increases in the size of Medallion's loan portfolio. In such instances, Medallion might be required to modify its operating systems and procedures, hire additional staff, obtain and integrate new equipment and complete other tasks appropriate for the assimilation of new and increased business activities. There can be no assurance that Medallion would be successful, if and when necessary, in minimizing these inherent risks or in establishing systems and procedures which will enable it to effectively achieve its desired results in respect of any such acquisition.

AVAILABILITY OF FUNDS

     Medallion has a continuing need for capital to finance its lending activities. Because Medallion distributes to its stockholders at least 90% of its investment company taxable income, such earnings are not available to fund loan originations. Medallion funds its operations through credit facilities with bank syndicates and, to a lesser degree, through subordinated SBA debentures. Reductions in the availability of funds from banks and under SBA programs on terms favorable to Medallion could have a material adverse effect on Medallion.

     At December 31, 1997, approximately 16.8% of Medallion's $165.6 million of outstanding indebtedness consisted of subordinated SBA debentures and Medallion intends to continue to seek to finance a portion of its business through SBA funding programs. Although Medallion is not aware of any pending legislation to eliminate the SBA or to restrict or terminate the specific SBA programs in which Medallion participates, some members of Congress have called for reform or elimination of various federally funded programs, including those of the SBA. Discontinuation, elimination or a significant reduction of or restriction on financing available to Medallion from the SBA would reduce Medallion's funding alternatives.

     Even if the SBA continues to receive funding and its programs are maintained in their current form, the financing that the SBA makes available to small business investment companies ("SBICs") will remain limited and many SBICs will continue to compete with Medallion for the limited funds that are available. Although Medallion has obtained substantial financing under SBA programs in the past, there can be no assurance that Medallion will be able to obtain its desired level of SBA financing in the future.

     In addition to limits on the aggregate amount of SBA financing available, such financing is restricted in its application. The SBA has informed Medallion that due to the SBA's concerns regarding the concentration of SBIC loans in the taxicab industry and the availability of private capital to finance taxicab related businesses, no additional SBA financing will be made available to certain SBICs for such loans. As a result, Medallion does not expect to obtain additional SBA financing to originate additional taxicab medallion loans.

     The SBA also restricts the amount of secured bank debt that SBICs with outstanding SBA financing may incur. As a result, the SBA could preclude

TCC and Edwards from increasing or refinancing their credit facilities. Combined with limitations on SBA funding, these restrictions on secured bank debt could restrict further growth of TCC's and Edwards' loan portfolios.

     As a result of these SBA limitations, debt financing from all sources is effectively limited. To eliminate this funding cap, MFC has repurchased all of its outstanding subordinated SBA debentures and preferred stock and thereby terminated SBA limitations on the amount of secured bank debt MFC can incur. Medallion believes that MFC will be able to obtain more funding from banks than it was able to previously obtain from both the SBA and banks combined under SBA limitations, and that this will permit MFC to more effectively expand its operations. Medallion currently intends to merge TCC and Edwards into MFC during the second quarter of 1998, subject to SBA approval. In connection with the merger, MFC will assume TCC's and Edwards' SBA debentures. Ordinarily this would result in the imposition of limitations on the amount of third party bank debt that MFC could incur. MFC, however, anticipates entering into an agreement with the SBA permitting MFC to continue to incur an unlimited amount of third party bank debt, but providing that the SBA debentures of TCC and Edwards assumed by MFC will be secured by commercial installment loans on a basis senior to Medallion's third party bank debt. There can be no assurance that Medallion will be able to enter into such an agreement with the SBA on terms acceptable to Medallion. If, however, Medallion is unable to negotiate such an agreement, then it will not merge MFC with TCC and Edwards.

     On March 13, 1998, MFC established a commercial paper program as an additional source of liquidity. In connection with such program, MFC obtained two investment grade ratings for its short term borrowings. MFC began issuing commercial paper on March 16, 1998 and at March 27, 1998 had $24.6 million outstanding.

COMPETITION

     Banks, credit unions and other finance companies, some of which are SBICs, compete with Medallion in the origination of taxicab medallion loans and commercial installment loans. Finance subsidiaries of equipment manufacturers also compete with Medallion. Many of these competitors have greater resources than Medallion and certain competitors are subject to less restrictive regulations than Medallion. As a result, there can be no assurance that Medallion will be able to continue to identify and complete financing transactions that will permit it to continue to compete successfully. Medallion's taxicab rooftop advertising business competes with other taxicab rooftop advertisers as well as all segments of the out-of-home advertising industry and other types of advertising media, including cable and network television, radio, newspapers, magazines and direct mail marketing. Many of these competitors have greater financial resources than Medallion and offer several forms of advertising as well as production facilities. There can be no assurance that Medallion will continue to compete with these businesses successfully.

CREDIT QUALITY

     Medallion's loans are not guaranteed by the SBA. Medallion's borrower base consists primarily of small business owners that have limited resources. There is generally no publicly available information about such small business owners, and Medallion must rely on the diligence of its employees and agents to obtain information in connection with Medallion's credit decisions. In addition, these small businesses do not have audited financial statements. Typically, the success of small businesses and their ability to repay Medallion's loans are dependent upon the management talents and efforts of one person or a small group of persons, and the death, disability or resignation of one or more of these persons could have an adverse impact on their business. Moreover, small businesses may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such companies may also experience substantial variations in operating results. Lending to small businesses therefore involves a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. In addition, expansion of the portfolio and increases in the proportion of the portfolio consisting of commercial installment loans could have an adverse impact on the credit quality of the portfolio.

PORTFOLIO VALUATION

     Under the 1940 Act, Medallion's loan portfolio must be recorded at fair market value or "marked to market." Unlike certain lending institutions, Medallion is not permitted to establish reserves for loan losses, but adjusts quarterly the valuation of its portfolio to reflect Medallion's estimate of the current realizable value of the loan portfolio. Since no ready market exists for this portfolio, fair market value is subject to the good faith determination of Medallion's management and the approval of Medallion's Board of Directors. In determining such value, the directors may take into consideration various factors such as the financial condition of the borrower, the adequacy of the collateral and interest rates. For example, in a period of sustained increases in market rates of interest, the Board of Directors could decrease its valuation of the portfolio because the portfolio consists primarily of fixed-rate loans. These fair valuation procedures are designed to approximate the value that would have been established by market forces and are therefore subject to uncertainties and variations from reported results. Based on the foregoing criteria, Medallion determines net unrealized depreciation of investments or the amount by which Medallion's estimate of the current realizable value of its portfolio is below its cost basis. At December 31, 1997, Medallion's net increase in unrealized depreciation of investments was approximately $25,000. Based upon current market conditions and current loan to value ratios, Medallion's Board of Directors believes that its net unrealized depreciation of investments is adequate to reflect the fair market value of the portfolio. Because of the subjectivity of these estimates, there can be no assurance that in the event of a foreclosure or in the sale of portfolio loans, Medallion would be able to recover the amounts reflected on its balance sheet. Further, costs associated with foreclosure proceedings, such as a 5% New York City transfer tax assessed in connection with every medallion transfer, may reduce Medallion's expected net proceeds.

TAXICAB INDUSTRY REGULATION

     Every city in which Medallion originates medallion loans, and most other major cities in the United States, limit the supply of taxicab medallions. In many markets, regulation results in supply restrictions which, in turn, support the value of medallions; consequently, actions which loosen such restrictions and result in the issuance of additional medallions into a market could decrease the value of medallions in that market and, therefore, the collateral securing Medallion's then outstanding medallion loans, if any, in that market. Medallion is unable to forecast with any degree of certainty whether any potential increases in the supply of medallions will occur. However, in January 1996, the New York City Council passed a law authorizing the city to sell up to 400 additional taxicab medallions. The first 133 of such medallions were sold in May 1996 and an additional 133 were sold in October 1996 with the balance sold in October 1997.

     In New York City, and in other markets where Medallion originates medallion loans, taxicab fares are generally set by government agencies, whereas expenses associated with operating taxicabs are largely unregulated. As a consequence, in the short term, the ability of taxicab operators to recoup increases in expenses is limited. Escalating expenses, therefore, can render taxicab operation less profitable and make it more difficult for borrowers to service loans from Medallion and could potentially adversely affect the value of Medallion's collateral.

GOVERNMENT REGULATION OF TOBACCO ADVERTISING

     Historically, a substantial portion of Medallion's taxicab rooftop advertising revenue has been derived from tobacco products advertising. For the period commencing May 30, 1996 and ending on December 31, 1997, approximately 57% of Medallion's taxicab rooftop advertising revenue and 7.53% of Medallion's overall revenue were derived from such advertising. In August 1996, President Clinton signed an executive order adopting rules proposed by the FDA restricting the sale and advertising of cigarette and smokeless tobacco products. Portions of these rules, which limit tobacco products advertising to a format consisting of black text on a white background and require the inclusion of a statement which identifies the product as a "nicotine-delivery device for persons over 18," apply to taxicab rooftop advertising. Certain advertisers of tobacco products may be unwilling to advertise in this format. If the FDA is deemed to have requisite authority to implement such rules, Medallion believes that these restrictions could have a material adverse effect upon the taxicab rooftop advertising business of Medallion. In addition, discussions among the tobacco industry, certain state attorneys general and certain members of Congress could result in a settlement that includes a ban on all outdoor advertising of tobacco products.

     From time to time there have been legislative initiatives requiring companies that carry tobacco product advertising to also display anti-smoking messages. In 1994, the U.S. Court of Appeals for the Second Circuit upheld a district court ruling which prevented the application of a New York City ordinance requiring, in certain circumstances, that displays carry anti-smoking messages. There can be no assurance that there will not be further such initiatives or that they will be nullified by judicial action.

PASS-THROUGH TAX TREATMENT

     Risks Associated with Distribution Requirements and Leverage

     Medallion, together with the RIC Subsidiaries, has qualified as a RIC under Subchapter M of the Code. In any year in which these companies so qualify under Subchapter M, they generally will not be subject to federal income tax on investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) distributed to their stockholders. To so qualify, these companies must meet certain income, distribution and diversification requirements. However, because these companies use leverage, they are subject to certain asset coverage ratio requirements set forth in the 1940 Act. These asset coverage requirements could, under certain circumstances, prohibit these companies from making distributions that are necessary to maintain Subchapter M status. In addition, the asset coverage and distribution requirements impose significant cash flow management restrictions on Medallion and limit Medallion's ability to retain earnings to cover periods of negative income, provide for future growth and pay for extraordinary items, such as the repayment of principal of debt incurred by Medallion. Qualification as a RIC under Subchapter M is made on an annual basis and, although Medallion and the RIC Subsidiaries are qualified as RICs, no assurance can be given that they will each continue to qualify for such treatment. If these companies were to elect not to be treated as RICs under Subchapter M, or were to fail to qualify because the 1940 Act asset coverage requirements or the payment of extraordinary items precluded distributions necessary to maintain Subchapter M status or for any other reason, their respective incomes would become fully taxable and a substantial reduction in the amount of income available for distribution to Medallion and its stockholders would result.

     The Small Business Investment Act of 1958 and regulations thereunder ("SBA Regulations") restrict distributions by an SBIC. Consequently, an SBIC which is also a RIC could be prohibited by SBA Regulations from making the distributions necessary to qualify as a RIC. Under such circumstances, in order to comply with the SBA Regulations and the RIC distribution requirements, the applicable SBIC must request and receive a waiver of the SBA's restrictions. While the current policy of the SBA's Office of SBIC Operations is to grant such waivers if the SBIC makes certain offsetting adjustments to its paid-in capital and surplus accounts, there can be no assurance that this will continue to be the SBA's policy or that the relevant SBIC will have adequate capital to make the required adjustments. In the absence of a waiver, compliance with the SBA Regulations may result in loss of RIC status and a consequent imposition of an entity-level tax.

     Risks Associated with Diversification Requirements

     Medallion intends to continue to pursue an expansion strategy in its taxicab rooftop advertising business and believes that there are growth opportunities in this market. However, the asset diversification requirements under the Code could restrict such expansion. These requirements provide, in part, that not more than 25% of the value of a RIC's total assets may be invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers controlled by such RIC which are engaged in similar or related trades or businesses. Unlike Medallion's investments in the RIC Subsidiaries, which are not subject to this diversification test so long as these subsidiaries are RICs, Medallion's investment in Media is subject to this test. The test is initially calculated at the time the assets are acquired. At the time of the commencement of Medallion's operations in May 1996, Media represented less than 25% of Medallion's assets and the diversification test was satisfied. Subsequent growth of Media, if internally generated, will not retrigger the test even if Media represents in excess of 25% of Medallion's assets. However, under the Code, the test must be reapplied in the event that Medallion makes a subsequent investment in Media, lends to it or acquires another taxicab rooftop advertising business. If such aggregate asset value represents more than 25% of Medallion's total assets at that time, Medallion would fail the diversification test. If that were to occur, Medallion would lose its RIC status with the consequences described above. Accordingly, Medallion's maintenance of RIC status could limit Medallion's ability to expand its taxicab rooftop advertising business. It will be Medallion's policy to expand its advertising business through internally generated growth and to only consider an acquisition if, giving effect to the acquisition, the Code's diversification requirements would be met.

POSSIBLE VOLATILITY OF STOCK PRICE

     The market price of Medallion's Common Stock, which is quoted on the Nasdaq National Market, may be subject to significant fluctuations in response to quarterly fluctuations in Medallion's revenues and financial results and other factors. In particular, the realization of any of the risks described in these "Risk Factors" could have a dramatic and adverse impact on such market price.

DEPENDENCE ON CASH FLOW FROM SUBSIDIARIES

     Medallion is a holding company and derives most of its operating income and cash flow from its subsidiaries. As a result, Medallion relies entirely upon distributions from its subsidiaries to generate the funds necessary to make dividend payments and other distributions to its stockholders. Funds are provided to Medallion by its subsidiaries through dividends and payments on intercompany indebtedness, but there can be no assurance that such subsidiaries will be in a position to continue to make such dividend or debt payments.

CERTAIN ANTI-TAKEOVER PROVISIONS

     Certain provisions of Medallion's Certificate of Incorporation ("Certificate") and the Restated By-Laws (the "By-Laws") may have the effect of discouraging a third party from making an acquisition proposal for Medallion and thereby inhibit a change in control of Medallion in circumstances that could give the holders of the Medallion Common Stock the opportunity to realize a premium over the then prevailing market price of the Medallion Common Stock. Such provisions may also adversely affect the market price for the Medallion Common Stock. In addition, the classification of Medallion's Board of Directors into three classes may have the effect of delaying a change in control of Medallion.

                 MEDALLION SELECTED CONSOLIDATED FINANCIAL DATA

     The following table sets forth certain selected condensed historical financial data of Medallion. The table is based on and should be read in conjunction with Medallion's historical financial statements and notes thereto incorporated by reference in this Proxy Statement/Prospectus. See "INCORPORATION OF DOCUMENTS BY REFERENCE." This information should be read in connection with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and Medallion's financial statements, including the notes thereto, and other information included in Medallion's Annual Report on Form 10-K incorporated by reference herein.

                                                                   May 30 to          Year Ended
                                                                  December 31,       December 31,
                                                                      1996               1997
                                                                  ----------          ---------
                                                                  (in thousands except per share
                                                                             amounts)
STATEMENT OF OPERATIONS DATA
Investment income............................................           $ 10,412          $ 23,448
Interest expense.............................................              5,008             9,210
                                                                        --------          --------
Net interest income..........................................              5,404            14,238
Equity in earnings (losses) of
unconsolidated subsidiary (1)................................                (63)              203
Other income.................................................                411               980
Accretion of negative goodwill...............................                421               722
Gain on sale of loans........................................                --                337
Operating expenses...........................................             (2,231)           (4,797)
Amortization of goodwill.....................................               (259)             (368)
                                                                        --------          --------
Net investment income........................................              3,683            11,315
Realized gain on investments, net............................                 84               144
Change in unrealized depreciation of investments (2).........                (46)              (25)
Net increase in net assets resulting from operations (3).....           $  3,721          $ 11,434
                                                                        ========          ========
Net increase in net assets resulting from operations per
 share (3)...................................................              $0.45             $1.02
                                                                        ========          ========
Dividends declared per share.................................              $0.41             $0.95
                                                                        ========          ========

                                                                    December 31,       December 31,
BALANCE SHEET DATA (IN THOUSANDS)                                           1996              1997

Investments
Medallion Loans..............................................           $134,615          $225,961
Commercial Installment Loans.................................             41,879            62,763
                                                                        --------          --------

Investments, net of unrealized depreciation of investments...            176,494           288,724
Total assets.................................................            189,625           310,045
Notes payable and demand notes...............................             96,450           137,750
Subordinated SBA debentures..................................             29,390            27,890
Total liabilities............................................            130,620           176,858
Total stockholders' equity...................................             56,487           131,392

                                                               December 31,         December 31,
                                                                   1996                 1997
                                                               ----------           ----------
                                                                         (Unaudited)
SELECTED FINANCIAL RATIOS AND OTHER DATA
Return on assets (4)(5)...................................          3.36%                4.81%
Return on equity (5)(6)...................................         11.29                11.13
Average yield, e.o.p. (7).................................         10.80                10.02
Average cost of funds, e.o.p. (8).........................          7.11                 7.16
Spread, e.o.p. (9)........................................          3.69                 3.34
Other income ratio (5)(10)................................          0.40                 0.44
Operating expense ratio (5)(11)...........................          2.02                 2.02
Medallion Loans as a percentage of investments............         76.25                78.26
Commercial Installment Loans as a percentage of                    23.75                21.74
 investments..............................................
Investments to assets.....................................         93.08                93.49
Equity to assets..........................................         29.79                42.38
Debt to equity............................................        222.76               134.60
SBA debt to total debt....................................         23.36                15.77

__________
(1) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from Medallion's investment in Media.
(2) Change in unrealized depreciation of investments represents the (increase) decrease for the period in the unrealized depreciation applied against Medallion's investments to state them at fair value.
(3) Net increase in net assets resulting from operations is the sum of net investment income, net realized gains or losses on investments and the change in unrealized gains or losses on investments.
(4) Return on assets represents net increase in net assets resulting from operations, for the period indicated, divided by average assets during the stated period.
(5) Selected financial ratios have been annualized for the period from May 30, 1996 to December 31, 1996.
(6) Return on equity represents net increase in net assets resulting from operations, for the period indicated, divided by average stockholders' equity during the stated period.
(7) Average yield, e.o.p. represents the end of period weighted average interest rate on investments at the date indicated.
(8) Average cost of funds, e.o.p. represents the end of period weighted average interest rate on debt at the date indicated.
(9) Spread, e.o.p. represents average yield, e.o.p. less average cost of funds, e.o.p.
(10) Other income ratio represents other income, for the period indicated, divided by average investments during the stated period.
(11) Operating expense ratio represents operating expenses, for period indicated, divided by average assets at during the stated period.

              CDI SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

The selected statement of operations and balance sheet data set forth below as of and for the year ended December 31, 1993, the six months ended June 30, 1993 and for the years ended June 30, 1994, 1995, 1996 and 1997, are derived from CDI's audited financial statements. The selected statement of operations and balance sheet data set forth below as of December 31, 1997 and for the six months ended December 31, 1996 and 1997 are derived from CDI's unaudited financial statements, but reflect all adjustments (consisting only of normal recurring entries) which CDI's management has deemed necessary for an accurate presentation of such data. This information should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and CDI's financial statements, including the notes thereto, and other financial information included in CDI's Annual Report on Form 10-K incorporated by reference herein.

                       As of or    As of or For                                                   As of or For  As of or For
                       For the     the Six Mos.                                                   the Six Mos.  the Six Mos.
                      Year Ended       Ended         As of or For the Year Ended                      Ended         Ended
                     December 31,   June 30,(1)                June 30,                           December 31,  December 31,
                         1992          1993          1994       1995        1996         1997         1996          1997
                     -----------    -----------    --------   --------    --------    ---------   -----------    -----------
                                             (Dollars in thousands, except per share data)
Statement of
   Operations Data:
Interest income........  $   855        $  460         $1,109    $ 1,304     $ 1,573      $ 2,478   $ 1,022       $   945
Operating expenses:
   Interest expense....      209           130            278        243         251          519       176           502
   General and.........
     administrative
     expense...........      472           263            526        523         630          861       437           619
   Other operating
     expenses..........       26            67             90         48          51          116        16           268
                         -------        ------         ------    -------     -------      -------   -------       -------
Total operating
expenses...............      707           460            894        813         932        1,496       629         1,389
                         -------        ------         ------    -------     -------      -------   -------       -------
Net operating income...      148             0            215        490         641          982       393          (444)
Gains (losses) on
   investments in
   small business
   concerns:
      Realized.........      414            (4)         1,278      3,663         508          (34)      119            87
      Unrealized.......      782           647         (2,288)    (1,153)      1,423        1,848        18           124
                         -------        ------         ------    -------     -------      -------   -------       -------
Income (loss)
   before income
   taxes(2)............    1,704           643           (795)     3,001       2,571        2,796       530          (233)
Income taxes...........        2                                     533         372        1,149       217            --
                         -------        ------         ------    -------     -------      -------   -------       -------
Net income (loss)......    1,702           643           (795)     2,468       2,199        1,647       313          (233)
Dividends on
   preferred stock
   to SBA paid or
   restricted..........      300            30            120        120         120           56        60            --
                         -------        ------         ------    -------     -------      -------   -------       -------
Income (loss) applicable
   to common stock.....  $ 1,402        $  613         $ (915)   $ 2,348     $ 2,079      $ 1,591       253          (233)
                         =======        ======         ======    =======     =======      =======   =======       =======
Diluted Earnings per
   common and common
   equivalent share (3)  $   .78        $  .31         $ (.50)   $  1.18     $  1.09      $  0.87     $0.15        ($0.14)
                         =======        ======         ======    =======     =======      =======   =======       =======
Weighted average
   common and common
   equivalent shares
   outstanding (3).....1,802,000     1,963,000      1,824,000  1,984,000   1,912,000    1,834,402 1,732,000     1,720,000
                       =========     =========      =========  =========   =========    ========= =========     =========

                       As of or    As of or For                                                     As of or For
                       For the     the Six Mos.                                                     the Six Mos.
                      Year Ended       Ended         As of or For the Year Ended                        Ended
                     December 31,   June 30,(1)                June 30,                             December 31,
                         1992          1993          1994       1995        1996         1997           1997
                     -----------    -----------    --------   --------    --------    ---------     -----------
                                             (Dollars in thousands, except per share data)
Balance Sheet Data:
   Investments at
      cost.............  $15,474        $15,442        $16,083   $15,200     $17,513      $22,074     $21,807
  Unrealized
      appreciation
      (depreciation) on
      investments, Net.    2,121         2,769            480       (672)        750        2,598       2,723
                         -------        -------        -------   -------     -------      -------     -------
   Investments at
      estimated
      fair value.......   17,594        18,211         16,563     14,528      18,263       24,672     24,530
   Cash and cash
      equivalents......    1,145         1,254          1,667      5,975       3,878        4,834      4,137
   Total assets........   19,090        19,727         18,544     21,090      23,360       30,288     29,849
   SBA financing.......    3,000         3,476          3,070      2,632       4,168       12,154     11,986
   Total liabilities...    4,067         3,508          3,120      3,197       4,563       12,866     12,505
   Redeemable Preferred
      Stock............        0         3,030          3,150      3,270       3,010           --         --
   Total stockholders'
      equity...........  $15,023       $13,189        $12,274    $14,263     $15,787      $17,423    $17,344
Other Selected Data:
Number of portfolio
   companies at
   period end..........       29            27             22         18          17           17         19
Number of new
   portfolio companies.        3             -              5          -           5            3          4
New advances to
   portfolio
   companies...........  $ 2,470        $  286         $1,281    $   934     $ 6,539      $ 4,586    $ 1,750
Proceeds from
   liquidation of
   investments.........      562           381          2,276      3,760       3,896          898      1,292
Estimated fair
   value of
   investment
   portfolio at
   period end........... $17,594        $18,211        $16,563   $14,528     $18,263      $24,672   $24,530
                         -------        -------        -------   -------     -------      -------   -------

________________
(1) In 1993, CDI changed its fiscal year end from December 31 to June 30, resulting in a six-month transition period.
(2) During the year ended December 31, 1992 CDI had negative goodwill amortization of $359,573, which related to the purchase of CDI in 1987 and was fully amortized by December 31, 1992.
(3) CDI's Board of Directors approved a 3-for-1 stock split in the form of a 200% dividend effective May 31, 1997 to shareholders of record on the date. All share and per share amounts have been restated to reflect this stock split.

                            THE CDI SPECIAL MEETING

PURPOSE OF THE CDI SPECIAL MEETING

     At the CDI Special Meeting, holders of CDI Common Stock will consider and vote upon a proposal to approve and adopt the Merger Agreement and such other matters as may properly be brought before the CDI Special Meeting.

THE BOARD OF DIRECTORS OF CDI HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

Voting Information

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of CDI for the Special Meeting. The cost of the solicitation of proxies will be borne by CDI. CDI will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining information from, persons for whom they hold stock of CDI. CDI expects the solicitation of proxies will be primarily by mail, but directors, officers and other employees of CDI may also solicit in person, by telephone, or by mail.

     Only shareholders of record at the close of business on May __, 1998 (the
" CDI Record Date"), will be entitled to vote at the Special Meeting. The total number of shares of stock outstanding and entitled to vote at the meeting as of the Record Date consisted of 1,725,438 shares of CDI Common Stock. Each share of CDI Common Stock is entitled to one vote.

     If the accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the instructions thereon. Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of CDI, or by revocation of a written proxy by request in person at the Special Meeting; but if not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, proxies received from shareholders will be voted "for" the proposal set forth in the Notice of Meeting.

SHAREHOLDER AND BOARD APPROVALS

     The Merger Agreement is being submitted at the Special Meeting for approval by the shareholders of CDI. The approval of a majority of the outstanding shares of CDI is required for the approval of the Merger Agreement. Abstentions will have the same effect as casting a vote against the Merger Agreement. The vote of the shareholders of Medallion is not being solicited because their approval or consent is not required for the Merger to be consummated.

     Pursuant to the Voting Agreements, certain shareholders of CDI have agreed to vote such shareholders' shares of CDI Common Stock Date in favor of the Merger (786,753 shares of CDI Common Stock, representing approximately 45.6% of the outstanding CDI Common Stock as of the CDI Record Date).

     On April 1, 1998, the name, address, and share ownership of persons who beneficially owned 5% or more of the outstanding shares and the members of the Board of Directors of CDI, and the percentage of shares of Medallion Common Stock that would be owned by such persons upon consummation of the Merger based upon their holdings and outstanding shares at April 1, 1998 are as follows:

NAME AND ADDRESS              Share Ownership of     Share Ownership of       Share Ownership of
---------------------------         CDI(1)           CDI Before Merger      Medallion After Merger
                             --------------------  ----------------------  -------------------------
Thomas F. Hunt, Jr.(2)                    474,203                   25.0%            2.0%
555 East 215th
Jordan, MN

Dean R. Pickerell                         416,550                   22.0%            1.8%
15120 Evelyn Lane
Minnetonka, MN 55345

Martin J. Kanter                           45,000                    2.4%             *
6624 Dovre Drive
Edina, MN 55436

Dale C. Showers (3)                        39,000                    2.1%             *
903 Coventry Place
Edina, MN 55435

Katie G. Pearson                            6,000                     *               *
7321 Mariner Drive
Maple Grove, MN 55311

All Officers and Directors              1,083,425                   57.2%            4.6%
 as a Group (8 persons)
---------------------------

*Less than 1%.

(1) Includes the following numbers of shares of CDI Common Stock which may be issued pursuant to stock options that are exercisable within 60 days of April 1, 1998 and which will be converted into options covering Medallion Common Stock: Mr. Hunt, 48,000 shares; Mr. Pickerell, 48,000 shares; and all directors and officers as a group, 144,000 shares.

(2) Includes 8,000 shares held in trust for Mrs. Hunt by her father of which Mr. Hunt disclaims beneficial ownership.

(3) Mr. Showers disclaims beneficial ownership with respect to 3,000 shares owned by his son Thomas Showers.

QUORUM AND ADJOURNMENTS

     Under Minnesota law, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of CDI. However, if the shares present and entitled to vote on that item of business would not constitute a quorum for the transaction of business at the meeting, then the item must be approved by a majority of the voting power of the minimum number of shares that would constitute such a quorum. Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. Proxies properly executed and marked with a negative vote or an abstention, or broker non-votes, will be considered to be present at the Special Meeting for the purposes of determining the existence of a quorum for the transaction of business. Broker non-votes exist where a broker proxy indicates that the broker is not authorized to vote on a particular proposal.

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the Merger Agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR the Merger Agreement in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment.

DISSENTERS' RIGHTS OF APPRAISAL'

     Under the Minnesota Business Corporation Act ("MBCA"), the holders of CDI Common Stock are entitled to certain dissenters' appraisal rights with respect to the Merger. Medallion shall not be obligated to consummate the Merger if the number of shares of CDI Common Stock for which written demand for payment has been made pursuant to the Minnesota Dissenters' Right Statute (as defined) exceeds 1% in the aggregate of the total number of CDI Common Stock outstanding immediately before the Effective Time. The following is a summary of the rights of CDI Shareholders who dissent from the Merger. It does not purport to be complete and is qualified in its entirety by reference to Sections 302A.471 and 302A.473 of the MBCA (the "Minnesota Dissenters' Rights Statute," a copy of which is attached as Appendix B hereto).

     Minnesota Dissenters' Rights Statute.' Under the MBCA, CDI Shareholders have the right to dissent from the Merger and, subject to certain conditions provided for under Minnesota law, are entitled to receive payment of the fair value of their Common Stock. CDI Shareholders will be bound by the terms of the Merger unless they dissent by complying with all of the requirements of the Minnesota Dissenters' Rights Statute. Any CDI Shareholder contemplating exercising the right to demand such payment should carefully review the Minnesota Dissenters' Rights Statute, a copy of which is included as Appendix B to this Proxy Statement/Prospectus, and in particular the procedural steps. A CDI SHAREHOLDER WHO FAILS TO COMPLY

WITH THESE PROCEDURAL REQUIREMENTS MAY LOSE THE RIGHT TO DISSENT.

     Set forth below, to be read in conjunction with the full text of the Minnesota Dissenters' Rights Statute, is a summary of the procedures relating to the exercise of dissenters' rights by CDI Shareholders.

     Any CDI Shareholder who wishes to dissent must deliver to CDI, prior to the vote on the Merger Agreement, a written notice of intent to demand payment for such Shareholder's shares if the Merger is effectuated. In addition, such Shareholder must not vote their shares of CDI Common Stock in favor of the Merger. A CDI Shareholder who fails to deliver the notice on time or who votes in favor of the Merger Agreement will not have any dissenters' rights. If a CDI Shareholder returns a signed proxy but does not specify a vote against approval
                                                               -------
of the Merger Agreement or a direction to abstain, the proxy will be voted for approval of the Merger Agreement, which will have the effect of waiving such Shareholders' dissenters' rights.

     If the Merger Agreement is approved by CDI Shareholders, CDI is required to deliver a written dissenters' notice to all CDI Shareholders who gave timely notice of intent to demand payment and who did not vote in favor of the Merger Agreement. The notice must (i) state where the payment demand and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received; (ii) inform Shareholders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (iii) supply a form for demanding payment and requiring the dissenting Shareholder to certify the date on which such Shareholder acquired the shares of CDI Common Stock; and (iv) be accompanied by a copy of the Minnesota Dissenters' Rights Statute.

     A Shareholder who is sent the dissenters' notice described above must demand payment, deposit such Shareholder's certificates of CDI Common Stock and complete other information as required by such notice. A Shareholder who demands payment and deposits their certificates of CDI Common Stock as requested by the dissenters' notice retains all other rights of a CDI Shareholder until such rights are canceled by the consummation of the Merger. CDI may restrict the transfer of uncertificated shares from the date of the demand for payment until the Merger is consummated; however, the holder of uncertificated shares retains all other rights of a Shareholder until those rights are canceled by the consummation of the Merger.

     Except for shares of CDI Common Stock acquired by a dissenter after the date of the first announcement to the public of the Merger, upon the consummation of the Merger or upon receipt of the payment demand (whichever is later), CDI must pay each dissenter who complies with the foregoing requirements the amount CDI estimates to be the fair value of the dissenter's shares of CDI Common Stock plus accrued interest. The payment must be accompanied by certain financial information concerning CDI, a statement of CDI's estimate of the fair value of the shares, an explanation of the method used to reach the estimate, a brief description of the procedure to be followed to demand supplemental payment and a copy of the Minnesota Dissenters' Rights Statute.

     A dissenter may notify CDI in writing of the dissenter's own estimate of the fair value of the dissenter's shares and the amount of interest due, if different from CDI's estimate, and may demand payment of the dissenter's estimate, by following the procedures set forth in the Minnesota Dissenters' Rights Statute.

     Any CDI Shareholder contemplating the exercise of dissenters' rights is urged to review the full text of the Minnesota Dissenters' Rights Statute.

OTHER BUSINESS

     The Board of Directors of CDI knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies.

                                   THE MERGER

     The following description of the Merger and the Merger Agreement is a summary and is qualified by reference to the Merger Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A and incorporated herein by reference. Stockholders of CDI and Medallion are urged to read the Merger Agreement in its entirety.

GENERAL

     The Merger Agreement provides that the Merger will be consummated if the approval of the CDI shareholders required therefor is obtained and all other conditions to the Merger are satisfied or waived. Upon consummation of the Merger, Sub will be merged with and into CDI, and CDI will become a wholly owned subsidiary of Medallion.

     Upon consummation of the Merger, each outstanding share of CDI Common Stock (other than shares owned by CDI or its subsidiaries, all of which will be canceled) will be automatically converted (subject to certain provisions described herein with respect to fractional shares) into and represent that number of shares of Medallion Common Stock equal to the quotient obtained by dividing (to five places after the decimal point) (x) $15.50 by (y) the average closing sale prices per share of Medallion Common Stock on the Nasdaq National Market for the 20 trading days which immediately precede the business day immediately preceding the Closing Date, provided, however, that if such average exceeds $26.00, the divisor shall be $26.00, and if such average is less than $23.50, the divisor shall be $23.50. Cash will be paid in lieu of fractional shares.

     Based upon the capitalization of CDI and Medallion as of the CDI Record Date, the shareholders of CDI will own in the aggregate approximately 7.39% of the outstanding Medallion Common Stock following consummation of the Merger assuming that the divisor in the Exchange Ratio is $26.00. Such percentage could change depending on fluctuations in the trading prices of Medallion Common Stock and the number of shares of Medallion Common Stock and CDI Common Stock issued upon exercise of outstanding CDI and Medallion stock options.

CLOSING DATE

     The Closing Date of the Merger will occur upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the Articles of Merger with the Secretary of State of the State of Minnesota (collectively, the "Certificates of Merger") or at such later date as is specified on such certificate. The filing of the Certificates of Merger will occur as soon as practicable after the satisfaction of the conditions set forth in the Merger Agreement. The Merger Agreement may be terminated by either party if the Merger has not been consummated on or before June 30, 1998 and under certain other conditions. See "The Merger Agreement--Conditions" and "--Termination; Fees and Expenses."

BACKGROUND OF THE MERGER; REASONS FOR THE MERGER

     During 1996, CDI's management recognized three problems that needed to be addressed in the near term: (i) CDI's tax status; (ii) shareholder liquidity; and (iii) the need for additional investment capital.

     CDI acquired certain tax benefits upon the purchase of the business from Control Data Corporation in December 1987. Additional tax benefits resulted from losses realized by CDI between 1987 and 1994. By 1996, however, CDI had applied its tax losses and was paying corporate income taxes under Sub-Chapter C of the Code. As a result of the increased tax expense, management began to explore ways for CDI to elect to become a "pass through" tax entity. There were four alternatives available: (i) converting to a limited partnership; (ii) converting to a limited liability company; (iii) converting to a Subchapter S Corporation, or (iv) electing to be treated as a RIC and qualifying to be taxed under Subchapter M under the Code. After a careful consultation with and review by CDI's tax advisors, CDI's management determined to become a RIC and qualify to be taxed under Subchapter M.

     During 1996 CDI management also attempted to develop some type of liquidity for CDI's shareholders, many of whom had held CDI Common Stock since 1987. By 1996, liquidity was limited to a small number of private transactions and redemption of 275,562 shares of CDI Common Stock by CDI throughout fiscal year 1996. It became evident to CDI management that neither method of achieving liquidity would provide shareholders with long-term liquidity or maximum return on investment.

     CDI's management was also concerned by the lack of capital available for investing. Historically, the investments available to CDI were greater than the capital resources at CDI management's disposal. CDI management estimated that CDI could invest two or three times its $30 million capital base.

     As a result of management's analysis of the tax, liquidity and capital issues, CDI management decided to approach investment bankers regarding an initial public offering. In December 1991, CDI's management approached an investment banking firm about underwriting an initial public offering. After several planning meetings, and based upon advice of that investment banking firm, CDI elected to file a Form 10 to become a reporting company under the Securities Exchange Act of 1934 and to attempt to raise $20 million of new equity in a private placement as a precursor to a larger initial public offering. The Form 10 was filed on June 19, 1997, and as a result, CDI was subsequently qualified as a RIC. A private placement memorandum was completed on August 8, 1997 and marketing effort was commenced.

     On September 5, 1997, discussions began with a group of investors referred by the investment banking firm who were interested in funding the private placement. These discussions led to a meeting in Orlando, Florida on September 19, 1997, where CDI made a presentation to two of the three principals of the group. At the end of September, the group offered to invest $10 million of equity in CDI at $12.00 per share with an equal number of warrants also priced at

$12.00, and to lend or arrange for CDI to borrow $10 million with warrant coverage for $5 million of the loan at $12.00 per share. CDI rejected the offer as insufficient and made a counteroffer based on $15.00 per share with no warrant coverage. Negotiations with this group then ceased until December 1997.

     In October 1997 Medallion became aware, through one of CDI's shareholders, that CDI was trying to raise capital. On October 31, 1997, Andrew Murstein, President of Medallion, contacted Thomas Hunt, the President of CDI, and stated his intention to make a proposal to CDI. This conversation was followed by a letter, wherein Medallion offered to purchase CDI in a stock for stock transaction. The significant terms of the offer were: (i) a stock for stock merger qualifying for "pooling of interests" accounting treatment; (ii) registered securities for CDI shareholders which would create immediate liquidity after the merger; (iii) CDI shares would be priced at $14.00 per share; (iv) CDI's management would enter into employment and non-compete agreements; (v) Medallion would invest additional equity and debt in CDI; and
(vi) an alternative pricing mechanism based upon CDI's performance over three years.

     As a result of Medallion's offer, a meeting between Andrew Murstein and CDI's management was set for November 14, 1997 in Minneapolis, Minnesota, to further discuss the issues relating to a merger. At the November 14 meeting, the offer was discussed in detail and synergies that might be expected from a merger were explored. CDI rejected the $14.00 price as insufficient and Medallion indicated a willingness to be flexible on the price.

     On November 21, 1997, Medallion presented CDI's management a revised offer letter, the material terms of which included CDI share price of $14.92 and six year employment and non-compete agreements for Thomas Hunt, Dean Pickerell and Stephen Lewis at their existing pay levels.

     On December 5, 1997, CDI sent Medallion a counter proposal, which included:
(i) CDI stock priced at $16.00 per share; (ii) three year employment agreements for Thomas Hunt, Dean Pickerell and Stephen Lewis at their current compensation as set forth in CDI's proxy statement (which included salary, bonus, retirement and taxable benefits) with an additional three years at the option of Medallion; and (iii) one year non-competes. On December 16, 1997, Medallion prepared a counter offer which later became the basis for the Merger Agreement. The pertinent provisions were: (i) CDI share price of $15.50; (ii) pooling accounting treatment; (iii) three year employment agreements for Thomas Hunt, Dean Pickerell and Stephen Lewis (with Medallion having the option to extend the agreements an additional three years) at salary levels stated in CDI's proxy statement; (iv) non-compete agreements for the remaining term of any employment agreement provided that if termination was without cause, there would be a payment for the non-compete; and (v) 119,786 options to be issued to CDI employees, priced at the market price at the time of issue and vesting over six years.

     In early December 1997, the group referred by the investment banker made contact once again with CDI and restated its interest in funding the private placement. On December 17, 1997, a meeting was held where the group made its final proposal to invest in CDI under the private placement memorandum at a price of $13.00 per share, which the parties anticipated would lead to a higher initial public offering price at a later date. At a meeting of CDI's Board of Directors on January 8, 1998, CDI's Board discussed each offer and, after weighing the relative merits, decided to give priority to negotiating with Medallion based upon (i) the higher price; (ii) immediate liquidity for CDI shareholders; and
(iii) the uncertainty of the market and earnings multiples in a future initial public offering.

     Based upon the terms contained in the December 16, 1997 offer from Medallion, the CDI Board directed management to prepare a merger agreement.

     During January 1998, CDI's investment bankers gave CDI an update on progress in marketing the private placement. Because of the lack of success in finding investors interested in the private placement, CDI's investment bankers recommended that CDI proceed with the Merger. In a teleconference between CDI and Medallion on February 18, 1998, the parties agreed to establish a "collar" on the price of the Medallion Common Stock for purposes of the Merger. Agreement was reached to establish the Medallion Common Stock pricing range for purposes of the Merger at $23.50 to $26.00.

     CDI's Board approved the Merger after determining that it was in the best interests of CDI's shareholders because: (i) the $15.50 per share price represented a substantial premium over CDI's book value; (ii) CDI's shareholders would get immediate liquidity; (iii) Medallion's favorable dividend policy; (iv) Medallion's and its subsidiaries' investment portfolios gave more diversity to CDI shareholders' holdings; (v) the Merger was a tax-free reorganization; (vi) Medallion could qualify CDI as a pass-through tax entity under subchapter M; and
(vii) the difficulty in completing the private placement at a comparable price and in a timely fashion. CDI's Board also took into account the negative attributes of the Merger, notably the loss of independence for CDI and the potential for a substantially higher price in an initial public offering at a later date. After considering the several factors described above, CDI's Board of Directors approved the Merger on February 25, 1998, and the Merger Agreement was executed on March 6, 1998.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF CDI

     The CDI Board of Directors believes that the terms of the Merger are fair to, and in the best interests of, CDI and the CDI shareholders and has unanimously approved the Merger Agreement and the related transactions.

     THE CDI BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF CDI COMMON STOCK VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the Board of Directors of CDI with respect to the Merger, holders of CDI Common Stock should be aware that certain members of CDI's management, some of whom are or were members of the CDI Board of Directors have certain interests in the Merger, in addition to those of the shareholders generally. The Board of Directors of CDI was aware of these interests when it considered and approved the Merger and the Merger Agreement.

     Upon consummation of the Merger Agreement, Messrs. Thomas F. Hunt, Jr., Dean R. Pickerell and Stephen A. Lewis will each enter into employment agreements with CDI (collectively, the "Employment Agreements"). The Employment Agreements each have an initial term of three years and may be extended an additional three years at Medallion's option.

     Each of Messrs. Hunt, Pickerell and Lewis will be subject to a non-competition clause in favor of Medallion and its subsidiaries for the duration of the term of the Employment Agreements, which provision shall remain effective in the event of any termination of employment. In the event that Messrs. Hunt, Pickerell or Lewis are terminated without cause (as such term is defined in the Employment Agreements), however, CDI will remain obligated to pay the base salary stated in their respective Employment Agreement for the term of the non-competition provision.

     Mr. Hunt will be employed as the President of CDI at an initial annual base salary of $220,000.

     Mr. Pickerell will be employed as the Executive Vice President of CDI at an initial annual base salary of $210,000.

     Mr. Lewis will be employed as a Vice President of CDI at an initial annual base salary of $180,000.00.

     In addition to their respective annual base salary, Messrs. Hunt, Pickerell and Lewis will each receive $1,000 per month car allowance and be eligible for all health, dental, retirement and other benefits made available to Medallion employees.

     Pursuant to the Merger Agreement, following consummation of the Merger, Medallion will, or will cause CDI to, honor in accordance with their terms, all employment, severance and similar agreements to which CDI or any of its subsidiaries is a party and all provisions for vested benefits or other vested amounts earned or accrued through the Closing Date under CDI's benefit plans. See "--Terms of the Merger."

     Medallion will indemnify and hold harmless directors, officers, and agents of CDI as provided in CDI's Certificate of Incorporation or By-laws, in effect on the date of the Merger Agreement with respect to matters commencing on the Closing Date, for a period of six years from the Closing Date.

THE MERGER AGREEMENT

 Terms of the Merger

     At the Closing Date:

          (i) each share of CDI Common Stock held by CDI or any subsidiary of CDI on the Closing Date will be canceled, and no payment will be made with respect thereto;

          (ii) each remaining outstanding share of CDI Common Stock will be converted into that number of shares of Medallion Common Stock determined by the Exchange

     Ratio, assuming a value of $15.50 per share of CDI Common Stock with cash in lieu of fractional shares; and

          (iii) each issued and outstanding share of the capital stock of Merger Sub will be converted into and represent one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

     As of the Closing Date, present holders of CDI Common Stock will cease to have any rights as holders of such shares, but will have the rights of holders of Medallion Common Stock. After the Closing Date, the stock transfer books of CDI will be closed and there will be no further transfers of CDI Common Stock.

     As soon as practicable after the Effective Time and subject to the approval of Medallion's stockholders, all options (the "CDI Options") outstanding as of the Closing Date under any CDI stock option plan (collectively, the "CDI Stock Option Plans"), whether or not then exercisable, will be assumed by Medallion and converted into and become a right with respect to Medallion Common Stock to the extent permissible under the Code. Each CDI Option assumed by Medallion will be exercisable upon the same terms and conditions as under the applicable CDI Stock Option Plans and applicable option agreements issued thereunder, and Medallion will assume the CDI Stock Option Plans for such purposes. Pursuant to the Merger Agreement, from and after the Closing Date, each CDI Option assumed by Medallion may be exercised solely for Medallion Common Stock, based on the Exchange Ratio, with a proportional adjustment of the exercise price of the new option so that the excess of the aggregate fair market value of the shares subject to each new option immediately after such conversion over the aggregate exercise price of such new option is equivalent to the excess of the fair market value of the shares subject to the CDI Stock Option Plans immediately before such conversion over the aggregate exercise price of such CDI Stock Option Plans, as required by Section 424(a)(1) of the Code. No CDI Options will be accelerated by reason of the Merger unless the agreement or arrangement under which it was granted or by which it is otherwise governed specifically provides for such acceleration.

 Representations and Warranties

     The Merger Agreement contains various representations and warranties relating to, among other things: (a) the due organization, power and standing of CDI and Medallion and similar corporate matters; (b) the capital structure of CDI and Medallion; (c) subsidiaries of CDI and Medallion; (d) the authorization, execution, delivery and enforceability of the Merger
Agreement; (e) conflicts under charters or bylaws, violations of any instruments or law and required consents or approvals; (f) certain documents filed by each of CDI and Medallion with the Commission and the accuracy of information contained therein; (g) the absence of certain changes; (h) CDI's investment portfolio; (i) CDI's intellectual property; (j) litigation; (k) retirement and other employee benefit plans of CDI; (l) employee matters involving CDI; (m) corporate action approving the Merger Agreement; (n) brokers' and finders' fees with respect to the Merger; (o) compliance with applicable laws; (p) material liabilities; (q) taxes and tax returns of CDI; (r) material agreements and contracts; (s) absence of material adverse changes and (t) accounting matters.

 Certain Covenants

     CDI has agreed, among other things, prior to the consummation of the Merger, unless Medallion agrees in writing or as otherwise required or permitted by the Merger Agreement, to conduct its operations according to its usual, regular and ordinary course in substantially the same manner as theretofore conducted and to promptly notify Medallion of any action, change or event that has had, or could reasonably be expected to have, a material adverse effect on the business, properties, assets, prospects, condition (financial or otherwise), liabilities or results of operations of CDI and its subsidiaries taken as a whole. In addition, CDI has agreed that, among other things, prior to the consummation of the Merger, unless Medallion agrees in writing or as otherwise required or permitted by the Merger Agreement, it shall not (and shall cause its subsidiaries not to) (i) amend its certificate of incorporation or bylaws, (ii) issue any shares of capital stock, effect any stock split or otherwise change its capitalization, (iii) grant, confer or award any option, warrant, conversion right or other right to acquire shares of its capital stock, under its 1997 Stock Option Plan or otherwise, (iv) increase any compensation or enter into or amend any employment agreement with any of its present or future officers, directors or employees, except in accordance with pre-existing contractual provisions and except for annual increases consistent with past practice, (v) adopt any new employee benefit plan or amend any existing employee benefit plan,
(vi) declare or pay any dividend to its shareholders or make any other payment on its capital stock, or (vii) acquire or dispose of any of its assets, subject to certain exceptions.

     Each of CDI and Medallion has agreed that, among other things, unless the other party agrees in writing or as otherwise required or permitted by the Merger Agreement, it shall not nor shall it permit any of its subsidiaries to take or cause to be taken any action, whether before or after the Closing Date, which would disqualify the Merger as a pooling of interests for accounting purposes or as a tax-free reorganization.

 No Shopping

     CDI has agreed that it will not, directly or indirectly, initiate, solicit or knowingly encourage, (including by way of furnishing information) inquiries or submission of proposals or offers from any person relating to any sale of all or any portion of the assets, business, properties of, or any equity interest in, CDI or any business combination with CDI, whether by merger, consolidation, purchase of assets, tender offer, recapitalization, liquidation, dissolution or otherwise or any other transaction, the consummation of which would or could impede, interfere with, prevent or materially delay the Merger (each, an "Acquisition Proposal")

CDI has also agreed to notify Medallion immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with it, provided that the Board of Directors of CDI may (i) furnish information to, or enter into discussions or negotiations with, any person or entity that makes or proposes to make an unsolicited bona fide proposal to acquire CDI pursuant to a merger, consolidation, share exchange, business combination, purchase of a substantial portion of its assets or other similar transaction, if, and only to the extent that, (a) the Board of Directors of CDI is advised by its legal counsel that such action is required for the Board of Directors to comply with its fiduciary duties to shareholders imposed by law, and (b) CDI promptly notifies Medallion if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, CDI or, to the knowledge of the CDI, any of CDI's shareholders, and (iii) CDI furnishes to Medallion copies of any such proposal prior to taking any action described in (i) above.

 Indemnification

     As provided in the Merger Agreement, Medallion has agreed that all rights to indemnification existing in favor of the directors, officers or employees of CDI as provided in CDI's Articles of Incorporation or Bylaws, with respect to matters commencing on the Closing Date, shall survive the Merger and continue in full force and effect for a period of not less than six years from the Closing Date.

 Conditions

     The respective obligations of CDI and Medallion to consummate the Merger are subject to the fulfillment of the following conditions, among others: (a) the written demand for payment pursuant to the Minnesota Dissenters' Rights Statute shall not have exceeded 1% in the aggregate, of the total number of shares of CDI Common Stock outstanding immediately before the Closing Date, (b) the Merger Agreement and the transactions contemplated thereby shall have been approved and adopted by the requisite vote of the holders of the issued and outstanding shares of capital stock of CDI entitled to vote thereon; (c) the Registration Statement shall have become effective under the Securities Act and no stop order with respect thereto shall be in effect; (d) none of the parties to the Merger Agreement shall be subject to any order or injunction against the consummation of the transactions contemplated by the Merger Agreement; (e) all consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body required in connection with the execution, delivery and performance of the Merger Agreement , including SBA approval, shall have been obtained or made, and (f) the Medallion Common Stock to be issued to CDI shareholders in connection with the Merger shall have been approved for listing on the Nasdaq National Market, subject to official notice of issuance.

     The obligations of each of CDI and Medallion to effect the Merger are also subject to the satisfaction or waiver by the other party prior to the Closing Date of the following conditions, among others: (a) the other party shall have performed in all material respects all obligations required to be performed by it under the Merger Agreement and the representations and warranties of the other party and its subsidiaries set forth in the Merger Agreement shall be true in all material respects as of the Closing Date; (b) CDI shall have received the opinion of Lindquist & Vennum P.L.L.P. that the Merger will qualify as a tax-free reorganization within the meaning of
Section 368(a) of the Code; (c) Medallion shall have received the opinion of Willkie Farr & Gallagher that the Merger will qualify as a tax free reorganization within the meaning of Section 368(a) of the Code; (d) CDI and Medallion shall have each received a letter from its respective independent public accountants concurring as to the appropriateness of pooling of interests accounting for the Merger under APB Opinion No. 16, provided that the Merger is consummated as contemplated in the Merger Agreement and (e) from the date of the Merger Agreement through the Closing Date, there shall not have occurred any change, individually or together with other changes, that has had, or would reasonably be expected to have, a material adverse change in the financial condition, business, results of operations or prospects of CDI and its subsidiaries, taken as a whole.

 Termination; Fees and Expenses

     The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing Date, before or after the approval by the shareholders of CDI: (a) by the mutual consent of CDI and Medallion by action of their respective Boards of Directors; (b) by action of the Board of Directors of either CDI or Medallion if the Merger shall not have been consummated by June 30, 1998, (c) by action of the Board of Directors of CDI, if (i) in the exercise of its good faith judgment as to its fiduciary duties to its shareholders imposed by law, the Board of Directors of CDI accepts an Acquisition Proposal being made for CDI, (ii) there has been a breach by Medallion or Sub of any representation or warranty contained in the Merger Agreement which would have or would be reasonably likely to have a material adverse effect on the business, properties, assets, prospects, condition (financial or otherwise), liabilities or results of operations of CDI and its subsidiaries taken as a whole and such breach is not cured within 10 days after written notice of such breach, (iii) there has been a material breach by Medallion of any covenant or agreement contained in the Merger Agreement which is not curable or, if curable, is not cured within 10 days after written notice of such breach; or (iv) if any of the conditions precedent to CDI's obligations under the Merger Agreement have not been met or waived by CDI at such time as any such condition is no longer capable of satisfaction, (d) by action of the Board of Directors of Medallion, if (i)

CDI or holders of CDI Common Stock who are parties to the Voting Agreement shall have breached any of their respective obligations under the Voting Agreement in any material respect and such breach continues for a period of 10 days after the receipt of notice of the breach from Medallion, or (ii) if any of the conditions precedent to Medallion's obligations under the Merger Agreement have not been met or waived by Medallion at such time as any such condition is no longer capable of satisfaction. If the Merger Agreement is terminated by Medallion pursuant to clause (d)(ii) above (as a result of CDI, or to CDI's knowledge, any holder of CDI Common Stock or affiliate of CDI having taken an action which prevents Medallion from accounting for the Merger as a pooling of interests) then, CDI shall, within fifteen days of a written demand from Medallion, pay to Medallion the lesser of $200,000 or Medallion's transaction expenses relating to the Merger.

     If CDI terminates the Merger Agreement because its Board of Directors, in the exercise of its good faith judgment as to its fiduciary duties to its shareholders imposed by law, accepts an Acquisition Proposal being made by a third party for CDI, and within 12 months thereafter such Acquisition Proposal shall have been consummated, then CDI (or the successor thereto) is required to pay in cash to Medallion the Termination Fee of $3,000,000, within ten days of a written demand by Medallion after such consummation.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of the material federal income tax consequences of the Merger and the CDI Common Stock for shares of Medallion Common Stock. THIS DISCUSSION DOES NOT ADDRESS ALL ASPECTS OF TAXATION THAT MAY BE RELEVANT TO PARTICULAR STOCKHOLDERS IN LIGHT OF THEIR PERSONAL INVESTMENT OR TAX CIRCUMSTANCES, OR TO CERTAIN TYPES OF STOCKHOLDERS (INCLUDING INSURANCE COMPANIES, FINANCIAL INSTITUTIONS, BROKER-DEALERS, TAX-EXEMPT ORGANIZATIONS, FOREIGN CORPORATIONS AND PERSONS WHO ARE NOT CITIZENS OR RESIDENTS OF THE UNITED STATES) SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS, NOR DOES IT DISCUSS ANY STATE, LOCAL OR FOREIGN TAX CONSIDERATIONS.

     EACH CDI SHAREHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX AND FINANCIAL ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDER AS A RESULT OF SUCH HOLDER'S OWN PARTICULAR STATUS AND CIRCUMSTANCES, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN TAX LAWS.

     Neither Medallion nor CDI has requested or will receive an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax consequences of the Merger. However, Medallion will receive an opinion of its counsel, Willkie Farr & Gallagher, and CDI will receive an opinion of its counsel, Lindquist & Vennum P.L.L.P., relating to the federal income tax consequences of the Merger. Such opinions will be based upon facts and assumptions of fact described therein, and upon customary representations provided by Medallion, Sub, CDI and certain CDI shareholders. Counsels' opinions will also be based upon the Code, the Treasury

Regulations thereunder, administrative rulings and practice by the IRS, and judicial authority, in each case existing at the time such opinions are delivered. Any change in applicable law or pertinent facts could affect the continuing validity of such opinions and this discussion. In addition, an opinion of counsel is not binding upon the IRS, and there can be no assurance, and none is hereby given, that the IRS will not take a position contrary to one or more positions reflected in counsels' opinions, or that such opinions will be upheld by the courts if challenged by the IRS. However, Medallion and CDI have agreed in the Merger Agreement not to take any action which would disqualify the Merger as a reorganization which is tax-free to the shareholders of CDI pursuant to Section 368(a) of the Code. If it were determined that the Merger did not qualify as a reorganization, each CDI shareholder would be required to recognize gain or loss equal to the difference between such shareholder's tax basis in the CDI Common Stock and the fair market value of the Medallion Common Stock received in the Merger.

     Based upon and subject to the foregoing, the opinions of counsel will collectively state, among other matters, that:

     (i)    the Merger will constitute a reorganization within the meaning of
     Section 368(a) of the Code and Medallion, Sub, and CDI will each be a party to the reorganization within the meaning of Section 368(b) of the Code;

     (ii) no gain or loss will be recognized by Medallion, Sub or CDI as a result of the Merger;

     (iii) no gain or loss will be recognized by a CDI shareholder who receives solely shares of Medallion Common Stock in exchange for CDI Common Stock;

     (iv) the receipt of cash in lieu of fractional shares of Medallion Common Stock will be treated as if the fractional shares were distributed as part of the exchange and then were redeemed by Medallion;

     (v) the tax basis of the shares of Medallion Common Stock received by a CDI shareholder will be equal to the tax basis of the CDI Common Stock exchanged therefor, excluding any basis allocable to a fractional share of Medallion Common Stock for which cash is received; and

     (vi) the holding period of the shares of Medallion Common Stock received by a CDI shareholder will include the holding period or periods of the CDI Common Stock exchanged therefor, provided that such CDI Common Stock was held as a capital asset by such shareholder within the meaning of Section 1221 of the Code at the Closing Date.

ACCOUNTING TREATMENT

     It is expected that the Merger will be accounted for as a pooling of interests under APB Opinion No. 16 if the Merger is closed and consummated in accordance with the Merger

Agreement. Medallion, Sub and CDI have agreed not to intentionally take any action that would disqualify treatment of the Merger as a pooling of interests for accounting purposes.

     Under the pooling of interests method of accounting, the historical basis of the assets and liabilities of Medallion and CDI will be combined at the Closing Date and carried forward at their previously recorded amounts, the stockholders' equity accounts of Medallion and CDI will be combined on the consolidated balance sheet of Medallion and no goodwill or other intangible assets will be created. Consolidated financial statements of Medallion issued after the Merger will be restated retroactively to reflect the consolidated operations of Medallion and CDI as if the Merger had taken place prior to the periods covered by such consolidated financial statements.

     The unaudited pro forma financial information contained in this Proxy Statement/Prospectus has been prepared using the pooling-of-interests accounting method to account for the Merger. Consistent with pooling of interests accounting treatment, the direct costs related to the Merger will be taken as a non-recurring charge to earnings in the quarter in which the Merger is consummated.

CERTAIN LEGAL MATTERS

     Certain federal or state regulatory requirements or approvals (in addition to those that arise in connection with the registration of Medallion Common Stock to be issued in the Merger and the effectiveness of this Proxy Statement/Prospectus), including approval of the SBA must be complied with or obtained in connection with the Merger.

FEDERAL SECURITIES LAW CONSEQUENCES

     All Medallion Common Stock issued in connection with the Merger will be freely transferable, except that any Medallion Common Stock received by persons who are deemed to be "affiliates" (as such term is defined under the Securities
Act) of CDI or Medallion prior to the Merger may be sold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act with respect to affiliates of CDI, or Rule 144 under the Securities Act with respect to persons who are or become affiliates of Medallion, or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of CDI or Medallion generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal stockholders of such party.

     Affiliates may not sell their shares of Medallion Common Stock acquired in connection with the Merger, except pursuant to an effective registration under the Securities Act covering such shares or in compliance with Rule 145 (or Rule 144 under the Securities Act in the case of persons who become affiliates of Medallion) or another applicable exemption from the registration requirements of the Securities Act. In general, under Rule 145, for one year following the Closing Date an affiliate (together with certain related persons) would be entitled to sell shares of Medallion Common Stock acquired in connection with the Merger only through unsolicited "broker transactions" or in transactions directly with a "market maker," as such terms are defined in Rule 144. Additionally, the number of shares to be sold by an affiliate (together with certain related persons and certain persons acting in concert) within any three-month period for purposes of Rule 145 may not exceed the greater of 1% of the outstanding shares of Medallion Common Stock or the average weekly trading volume of such stock during the four calendar weeks preceding such sale. Rule 145 would only remain available, however, to affiliates if Medallion remained current with its informational filings with the Commission under the Exchange Act. Beginning one year after the Closing Date, an affiliate would be able to sell such Medallion Common Stock without such manner of sale or volume limitations provided that Medallion was current with its Exchange Act informational filings and such affiliate was not then an affiliate of Medallion. Two years after the Closing Date, an affiliate would be able to sell such shares of Medallion Common Stock without any restrictions so long as such affiliate had not been an affiliate of Medallion for at least three months prior thereto. See "The Merger Agreement--Certain Covenants."

LISTING

     It is a condition to the Merger that the shares of Medallion Common Stock to be issued in the Merger be authorized for listing on the Nasdaq National Market, subject to official notice of issuance.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

CDI's Investment Objectives, Policies and Restrictions

     CDI's investment objectives to achieve both (i) a high level of interest income from secured debt securities, and (ii) long-term appreciation of its equity interests in the companies it finances. CDI seeks to achieve these objectives by investing in minority-owned small businesses in a limited number of selected industries that it believes are under-served by traditional financing sources. CDI's investments are typically in the form of secured debt securities with fixed interest rates, accompanied by warrants to purchase equity interests for a nominal exercise price.

     An important part of CDI's strategy for achieving its objectives is to focus its investments in selected industries where there are industry specific factors that limit the risk of CDI losing the principal amount invested in debt securities, and where there is growth potential in the value of the Company's equity interests. Based on this strategy, CDI has concentrated its investments in the radio broadcast industry, and to a lesser extent in the rural telephone industry and airport food and beverage service industry. Within these industries CDI seeks to invest in companies which it believes have significant potential for growth, adequate collateral coverage, experienced management teams, sophisticated outside equity investors and profitable operations. To date CDI has found that it has been constrained by lack of capital rather than lack of investment opportunities.

     Operating Strategy

     CDI's strategy has evolved since the early 1990s to focus on a limited number of industries where CDI management can develop specific industry knowledge and where industry conditions provide: (i) collateral of a type that allows CDI the opportunity to recover its investment if the portfolio company fails; (ii) growth potential for significant appreciation of CDI's equity interests; (iii) a perceived shortage of investment capital on the general terms offered by CDI; (iv) barriers to entry, such as licenses or franchises, that limit competition; (v) active and sophisticated equity investors who will refer pre-screened investment opportunities; and (vi) other sources of complementary financing (equity capital, senior term debt, lines of credit, etc.). It is unlikely that all of these factors will be present in any industry in which CDI invests, and CDI may invest in industries where only a few of these factors are present.

     A substantial part of CDI's investments since the early 1990s have been in the radio and television broadcast industry, which comprised 69% of CDI's investment portfolio as of December 31, 1997. CDI has also invested in the rural telephone industry and the airport food and beverage and retail service industry, which comprised 15% and 14%, respectively, of the Company's investment portfolio as of that date. CDI intends to continue investing in these three industries, and to identify and develop new investment opportunities in other selected industries where most of the industry criteria referred to above are satisfied. To develop new investment opportunities, CDI intends to expand its referral network of venture capitalists, minority entrepreneurs, investment bankers, attorneys, accountants, commercial bankers and business brokers.

     CDI's goal is to obtain on average roughly half of its investment return from interest and fees and the other half from equity appreciation. CDI typically structures its investments as the purchase at face value of a debt security which is accompanied by a warrant to acquire a portion of the portfolio company's capital stock at a nominal exercise price. A typical investment by CDI has been in the range of $500,000 to $3 million per portfolio company, though CDI may make both smaller and larger investments.

     The promissory notes which CDI purchases typically have a five to seven year maturity, a fixed interest rate of approximately 12% to 14%, and generally require payment monthly of interest only, with all principal due at maturity. These notes are typically collateralized by a security interest in the assets of the portfolio company, and the indebtedness and security interest may be either senior or subordinated to indebtedness owed to other creditors. A personal guaranty by the major stockholder(s) of the portfolio company or other collateral may also be required. Generally there are no prepayment penalties and the notes may provide that, in the event of a default, the applicable interest rate will increase. CDI typically charges an origination and processing fee of up to 3% of the amount of the note, which is paid by the portfolio company from the proceeds invested by CDI.

     Desired Characteristics of Portfolio Companies

     CDI's goal is to invest in companies in its selected industries which meet most of the following criteria, although all the criteria may not be met in every instance and their importance may vary depending on the circumstances.

          Growth. In addition to generating sufficient cash flow to service the prospective investment, the potential portfolio company typically should have a projected annual growth rate for operating income (income before interest, taxes, depreciation and amortization) of at least 20%, or some other factor (such as the prospect of upgrading a radio station license) to increase its equity value. Since CDI's strategy anticipates that approximately half of CDI's total investment return will derive from the equity portion of the investment, anticipated growth is a key factor in CDI's assessment of an investment opportunity.

          Liquidation Value of Assets. The expected liquidation value of assets securing the debt to CDI is an important component in CDI's investment decision. Liquidation value includes both tangible assets, such as accounts receivable, inventory, property, plant and equipment, and intangible assets, such as customer lists, networks, databases, government licenses and recurring revenue streams.

          Sophisticated Equity Investors. A potential portfolio company should have sophisticated equity investors whose equity position is subordinate to CDI's right of repayment. These equity investors enhance the due diligence process and the financial sophistication of the portfolio company and provide increased controls and a potential source of follow-on capital. The involvement of sophisticated equity investors tends to increase CDI's confidence in a potential portfolio company and its management team and the potential long-term value of the portfolio company.

          Experienced Management Teams. CDI seeks potential portfolio companies with experienced management teams who have a significant ownership interest and the background necessary to carry out the portfolio company's business plan.

          Positive Cash Flow. CDI generally focuses on potential portfolio companies that either already have positive cash flow from operations (income before interest, taxes, depreciation and amortization) or appear to have strong potential to achieve positive cash flow from operations within one year. CDI typically will not invest in start-up companies, except where the expected liquidation value of the assets is sufficient to provide security for CDI's debt investment and there are prospects for rapid growth.

          Exit Strategy. Prior to making an investment, CDI analyzes the capacity of the potential portfolio company to repay CDI's debt investment and to experience a liquidity event that would allow CDI to realize value for its equity position. Liquidity events include a public offering, a sale of the portfolio company or one or more of its key assets, or a purchase by the portfolio company or other equity holders of CDI's equity position. CDI's investments are made with the expectation that the debt investment will be repaid within five to seven years and the equity portion of the investment will be liquidated for cash within five to ten years.

     Prior to March 31, 1997, Capital Dimensions Venture Fund, Inc., CDI's predecessor company, was a wholly owned subsidiary of an entity formerly known as Capital Dimensions, Inc. ("CD Parent"). Effective March 31, 1997, CD Parent and Capital Dimensions Venture Fund, Inc.

were merged with CDI being the surviving entity (the "CDI Merger"). Prior to the CDI Merger, management services were provided to CDI by CD Parent under a Joint Investment Adviser Management Agreement (the "Management Agreement"). Under the terms of the CDI Merger, CD Parent's interest in the Management Agreement was assigned to Capital Dimensions Management Company, Inc. ("CDMC"). This assignment was approved by CD Parent stockholders. CDMC is owned and operated by Thomas F. Hunt, Jr., Dean R. Pickerell, Stephen A. Lewis, Mervin Winston and Brenda L. Leonard, each of whom is also employed by CDMC.

     The monthly management fee paid to CDMC by CDI is one-fourth of one percent (0.25%) of CDI's average monthly assets (the equivalent of 3% per annum), less the amount of all payroll and payroll-related expenses paid by CDI. Each of the employees of CDMC is also employed by CDI. It is intended that all future officers of CDMC will also be employees of CDI. Under the terms of the Merger Agreement, upon consummation of the Merger, the Management Agreement with CDMC will be terminated.

MEDALLION'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     Medallion's investment objectives are to provide a high level of current income for its stockholders through quarterly distributions, consistent with preservation of capital, as well as long term growth of net asset value. Medallion seeks to achieve its investment objectives by maximizing net interest income and fee income from operations and expanding operations. There can be no assurance that Medallion will achieve its investment objectives.

     Medallion's only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of Medallion's outstanding voting securities, as defined under the 1940 Act, are the restrictions described in the following seven paragraphs. A "majority of Medallion's outstanding voting securities" as defined under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Prospectus, including Medallion's investment objectives, are not fundamental policies of Medallion and may be changed by Medallion's Board of Directors without stockholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Medallion's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of Medallion's acquisition of such security or other asset. Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with Medallion's investment policies and limitations. Medallion's fundamental policies are as follows:

        1. Medallion will at all times conduct its business so as to retain its status as a business development company under the 1940 Act. In order to retain that status, Medallion may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a business development company) if, after giving effect to such acquisition, the value of its "Qualifying Asset," as defined in Section 55(a) of the 1940 Act, amount to less than 70% of the value of its total assets.

        2. BLLC, MFC, TCC, Edwards, and any subsidiaries of Medallion organized in the future that are SBA licensees, may issue the maximum principal amount of subordinated SBA debentures and preferred stock permitted under the SBIA and SBA Regulations. As SBICs, MFC, Edwards and TCC are not permitted to issue preferred stock to the SBA and the maximum principal amount of subordinated SBA debentures they are each permitted to issue is equal to 300% of their respective Leveragable Capital (generally non-SBA paid-in capital and paid-in surplus). In addition, SBA Regulations also limit the aggregate principal amount of subordinated SBA debentures or "leverage" SBICs under common control, such as the RIC Subsidiaries, may have outstanding to no more than $90.0 million. At December 31, 1997, TCC and Edwards had, in aggregate,
  $27.9 million in principal amount of subordinated debentures outstanding. At that date, TCC and Edwards had, in aggregate, $17.6 million in Leveragable Capital and accordingly the maximum aggregate principal amount of additional SBA leverage TCC and Edwards could issue on that date was $24.9 million. At December 31, 1997, MFC had Leveragable Capital of $44.0 million but had no subordinated SBA debentures outstanding and has no intention of issuing any; however, MFC reserves the right to issue subordinated SBA debentures to the maximum extent permitted under the SBIA or SBA Regulations.

        3. Medallion may borrow funds and issue "senior securities" to the maximum extent permitted under the 1940 Act. As a business development company, Medallion may issue senior securities if, immediately after such issuance, the senior securities will have an asset coverage of at least 200%. Under the 1940 Act, subordinated debentures issued to or guaranteed by the SBA and preferred stock issued to the SBA by the RIC Subsidiaries may be considered senior securities issued by Medallion requiring asset coverage of 200%; however, pursuant to an exemptive order of the Commission, such debentures and preferred stock are exempt from the asset coverage requirements of the 1940 Act.

        4. Medallion will not (i) underwrite securities issued by others (except to the extent that it may be considered an "underwriter" within the meaning of the Securities Act in the disposition of restricted securities), (ii) purchase or sell real estate or real estate mortgage loans unless acquired as a result of ownership of securities or other instruments (except that Medallion may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments or the foreclosure of mortgages held by Medallion), (iii) engage in short sales of securities, (iv) purchase securities on margin (except to the extent that it may purchase securities with borrowed money), (v) write or buy put or call options or (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). Medallion and the RIC Subsidiaries may purchase interest rate caps and swaps covering up to 100% of their variable rate debt. In addition, Medallion may sponsor the securitization of loan portfolios.

        5. Medallion and the RIC Subsidiaries may originate loans and loans with equity features. To the extent permitted under SBA Regulations, Medallion may also make loans as permitted (i) under Medallion's 1996 Stock Option Plan (the "1996 Plan") the 1996 Plan, (ii) under the Director Plan and plans providing for options for disinterested directors that might be adopted by Medallion in the future and
  (iii) to officers and directors for the purchase of Common Stock. Medallion holds all of the outstanding common stock of the Founding Companies and may organize additional subsidiaries in the future. Medallion may acquire restricted securities of small businesses.

        6. Each RIC Subsidiary shall not originate loans to, or invest in the securities of, any entity if, immediately after such loan or investment, more than 5% of the total assets of the RIC Subsidiary originating such loan or making such investment (taken at current value) would be loaned to, or invested in the securities of such entity, or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations, and that up to 25% of each RIC Subsidiary's total assets (at current value) may be invested without regard to this limitation.

        7. Medallion and the RIC Subsidiaries shall lend or invest at least 25.0% of their total assets (taken at current value) to or in entities primarily engaged in the taxicab industry and shall not lend or invest more than 25.0% of their total assets (taken at current value) to or in entities primarily engaged in any other single industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations or to bank money-market instruments.

Portfolio Turnover

     During the year ended December 31, 1994, Medallion originated loans totaling $61.4 million in aggregate principal amount and experienced prepayments totaling $60.6 million in aggregate principal amount. During the year ended December 31, 1995, Medallion originated loans totaling $52.7 million in aggregate principal amount and experienced prepayments totaling $46.9 million in aggregate principal amount. During the year ended December 31, 1996, Medallion originated loans totaling $88.1 million in aggregate principal amount and experienced prepayments totaling $60.6 million in aggregate principal amount. During the year ended December 31, 1997, Medallion originated loans totaling $213.0 million in aggregate principal amount and experienced prepayments totaling $119.0 million in aggregate principal amount. All borrowers have the right to prepay loans made by Medallion at any time. Although Medallion experiences more prepayments when interest rates are falling and fewer prepayments when interest rates are rising, Medallion is unable to predict the level of prepayments it will experience during any period of time.

The Investment Adviser

     Medallion is managed by its executive officers under the supervision of its Board of Directors. In addition, under the terms of a sub-advisory agreement (the "Sub-Advisory Agreement") between Medallion and FMC, Medallion has retained FMC to consult with management upon reasonable request in the review and refinement of Medallion's strategies.

     Myron Cohen, Robert Fanger and Michael Miller control FMC and will provide the advisory services to Medallion on behalf of FMC. They had served as directors and executive officers of Tri-Magna and MFC since inception and, along with Alvin Murstein, comprised Tri-Magna's Executive Committee. Messrs. Cohen, Fanger and Miller ceased to hold their offices with Tri-Magna and MFC upon the closing of the Acquisitions. Upon the request of the officers of Medallion, FMC consults with respect to strategic decisions concerning originations, credit quality assurance, development of financial products, leverage, funding, geographic and product diversification, the repurchase of participations, acquisitions, regulatory compliance and marketing.

     Under the Sub-Advisory Agreement, Medallion pays FMC monthly in arrears, as compensation for the services rendered by it, a fee of $18,750. Unless earlier terminated as described below, the Sub-Advisory Agreement will remain in effect until May 1998 and from year to year thereafter only if approved annually by (i) a majority of the non-interested directors of Medallion and (ii) the Board of Directors, or by a majority of the outstanding voting securities of Medallion, as defined in the 1940 Act. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by either party or by vote of a majority of the outstanding voting securities of Medallion, as defined in the 1940 Act, and will terminate if assigned. Under the Sub-Advisory Agreement, FMC will not be liable for any loss suffered by Medallion, except a loss resulting from FMC's willful malfeasance, bad faith or gross negligence.

     The Murstein Trusts entered into an escrow agreement with FMC on May 29, 1996. Under the escrow agreement, the Murstein Trusts deposited into escrow 163,636 shares of Common Stock. Subject to certain limitations, the Murstein Trusts agreed to maintain in escrow Common Stock worth 200% of the advisory fees payable by Medallion under the Sub-Advisory Agreement during the first 48 months of service, thereby assuring FMC of the payment of $900,000 in advisory fees. In the event that Medallion or its stockholders terminate or do not renew the Sub-Advisory Agreement during this period for any reason other than (i) breach of the Sub-Advisory Agreement by FMC or (ii) FMC's willful malfeasance, bad faith or gross negligence, the escrow agent will assign to FMC Common Stock in escrow equal in value to the amount of the fees payable over the balance of the 48-month period. If the value of the Common Stock required to be deposited in escrow is less than the value of the fees payable, FMC will have no further recourse against the Murstein Trusts.

                         MEDALLION COMMON STOCK PRICES

     Medallion Common Stock trades on the Nasdaq National Market under the symbol "TAXI." The following table sets forth the high and low closing prices of the Medallion Common Stock as reported by the Nasdaq National Market for each of the quarters in the two year period ended December 31, 1997 and for the first, and second quarters (through April 22) of 1998.

                                                                HIGH               LOW
                                                               ------             -----
1998
-----
Quarter ended March 31, 1998                                      $29 15/16         $18 7/8
Quarter ended June 30, 1998
(through April 22, 1998)                                          $30 1/2           $26 5/8

1997
-------------------------------------------------------
Quarter ended March 31, 1997...........................            $19 3/4          $    14
Quarter ended June 30, 1997............................            $20 1/8          $    16
Quarter ended September 30, 1997.......................            $21 3/4          $17 3/4
Quarter ended December 31, 1997........................            $    23          $    20

1996
-------------------------------------------------------
Period from May 23, 1996 through
June 30, 1996..........................................            $13 3/8          $12 1/4
Quarter ended September 30, 1996.......................            $    15          $10 3/8
Quarter ended December 31, 1996........................            $15 1/4          $12 7/8

     On April 22, 1998, the last sales price of Medallion Common Stock on the Nasdaq National Market was $30.375. The public announcement of the Merger Agreement occurred on March 9, 1998.

     There is no active public trading market for shares of CDI Common Stock. The last known trade for CDI Common Stock was on March 17, 1998 at $14.00 per share.

                     DESCRIPTION OF MEDALLION CAPITAL STOCK

General

     The authorized capital stock of Medallion consists of 1,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock") and 15,000,000 shares of Common Stock, par value $.01 per share. Upon completion of the Merger, assuming that the divisor in the Exchange Ratio is $26.00 Medallion will have outstanding 13,911,554 shares of Common Stock and no shares of Preferred Stock. As of April 22, 1998, there were no shares of Preferred Stock outstanding and 12,882,996 shares of Common Stock outstanding and 30 record holders.

COMMON STOCK

     The holders of Common Stock are entitled to one vote for each share on all matters voted upon by stockholders, including the election of directors.

     Subject to the rights of any then outstanding shares of Preferred Stock, the holders of the Common Stock are entitled to such dividends as may be declared in the discretion of the Board of Directors out of funds legally available therefor. Holders of Common Stock are entitled to share ratably in the net assets of Medallion upon liquidation after payment or provision for all liabilities and any preferential liquidation rights of any Preferred Stock then outstanding. The holders of Common Stock have no preemptive rights to purchase shares of stock of Medallion. Shares of Common Stock are not subject to any redemption provisions and are not convertible into any other securities of Medallion. All outstanding shares of Common Stock are, and the shares of Common Stock to be issued pursuant to the Offering will be upon payment therefor, fully paid and non-assessable.

PREFERRED STOCK

     Subject to the asset coverage requirements of the 1940 Act, Preferred Stock may be issued from time to time by the Board of Directors as shares of one or more classes or series. Subject to the provisions of Medallion's Certificate and limitations prescribed by law, the Board of Directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares and to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the Preferred Stock, in each case without any further action or vote by the stockholders. Medallion has no current plans to issue any shares of Preferred Stock of any class or series.

     One of the effects of undesignated Preferred Stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of Medallion by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of Medallion's management. The issuance of shares of the Preferred Stock pursuant to the Board of Directors' authority described above may adversely affect the rights of the holders of Common Stock. For example, Preferred Stock issued by Medallion may rank prior to the Common Stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of Preferred Stock may discourage bids for the Common Stock or may otherwise adversely affect the market price of the Common Stock.

                        COMPARISON OF STOCKHOLDER RIGHTS

     The following is a summary of material provisions concerning the rights of holders of Medallion Common Stock, a Delaware corporation, which holders of CDI Common Stock should consider carefully in evaluating an investment in Medallion Common Stock.

Limitation on Directors' Liabilities'

     Medallion's Certificate of Incorporation provides that no director of Medallion shall be liable to Medallion or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to Medallion or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) in respect of certain unlawful dividend payments or stock redemptions or redemptions or repurchases pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. The effect of these provisions is to eliminate the rights of Medallion and its stockholders (through stockholders' derivative suits on behalf of Medallion) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from grossly negligent behavior), except in the situations described above. These provisions will not limit the liability of directors under Federal securities laws.

DELAWARE LAW AND CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND THE BY-LAWS

     Medallion's Certificate and By-Laws include provisions that could make more difficult the acquisition of Medallion by means of a merger, tender offer, a proxy contest or otherwise. These provisions, as described below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Medallion first to negotiate with Medallion. These provisions may also, however, inhibit a change in control of Medallion in circumstances that could give the holders of the Common Stock the opportunity to realize a premium over the then prevailing market price of the Common Stock. In addition, such provisions could adversely affect the market price for the Common Stock. Medallion believes that the benefits of increased protection of its potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure Medallion outweigh the disadvantages of discouraging such proposals because, among other things, negotiations with respect to such proposals could result in an improvement of their terms.

     Medallion's Certificate and the By-Laws provide that Medallion's Board of Directors be divided into three classes of directors, with the term of each class expiring in a different year. The By-Laws provide that the number of directors will be fixed from time to time exclusively by the Board of Directors, but shall consist of not more than 15 nor less than three directors. A majority of the Board of Directors then in office has the sole authority to fill any vacancies on the Board. The Certificate provides that directors may be removed only by the affirmative vote of holders of at least 75% of the voting power of all of the then outstanding shares of stock entitled to vote generally in the election of directors ("Voting Stock"), voting together as a single class.

     Medallion's Certificate provides that stockholder action can be taken only at an annual or special meeting of stockholders and prohibits stockholder action by written consent in lieu of a meeting. Medallion's Certificate and By-Laws provide that special meetings of stockholders can be called by the Chairman of the Board of Medallion, pursuant to a resolution approved by a majority of the total number of directors which Medallion would have if there were no vacancies on the Board, or by the stockholders owning at least 20% of the stock entitled to vote at the meeting. The business permitted to be conducted at any special meeting of stockholders is limited to the business brought before the meeting by the Chairman of the Board, or at the request of a majority of the members of the Board, or as specified in the stockholders' notice of a meeting.

     Medallion's By-Laws set forth an advance notice procedure with regard to the nomination, other than by or at the direction of its Board, of candidates for election as directors and with regard to business brought before an annual meeting of stockholders of Medallion.

     Medallion's Certificate and By-Laws contain provisions requiring the affirmative vote of the holders of at least 75% of the Voting Stock, voting together as a single class, to amend certain provisions of the Certificate relating primarily to anti-takeover provisions and to the limitations on director liability and to amend the By-Laws.

     Medallion's Certificate empowers its Board, when considering a tender offer or merger or acquisition proposal, to take into account factors in addition to potential economic benefits to stockholders. Such factors may include (i) comparison of the proposed consideration to be received by stockholders in relation to the then current market price of the capital stock, the estimated current value of Medallion in a freely negotiated transaction, and the estimated future value of Medallion as an independent entity; (ii) the impact of such a transaction on the customers and employees of Medallion, and its effect on the communities in which Medallion operates; and (iii) the ability of Medallion to fulfill its objectives under applicable statutes and regulations.

     Medallion's Certificate prohibits Medallion from purchasing any shares of Medallion's stock from any person, entity or group that beneficially owns 5% or more of Medallion's Voting Stock at a price exceeding the average closing price for the 20 trading days prior to the purchase date, unless a majority of Medallion's disinterested stockholders approve the transaction. This restriction on purchases by Medallion does not apply to any offer to purchase shares of a class of Medallion's stock which is made on the same terms and conditions to all holders of that class of stock, to any purchase of stock owned by such a 5% stockholder occurring more than two years after such stockholder's last acquisition of Medallion's stock, to any purchase of Medallion's stock in accordance with the terms of any stock option or employee benefit plan, or to any purchase at prevailing market prices pursuant to a stock purchase program.

CERTAIN PROVISIONS OF DELAWARE LAW REGARDING AN INTERESTED STOCKHOLDER

     Section 203 of the Delaware General Corporation Law prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is defined as a person who, together with any affiliates or associates of such person, beneficially owns, directly or indirectly, 15% or more of the outstanding voting shares of a Delaware corporation. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of the corporation, and certain transactions that would increase the interested stockholder's proportionate share ownership in the corporation) between an interested stockholder and a corporation for a period of three years after the date the interested stockholder becomes an interested stockholder, unless (i) the business combination is approved by the corporation's board of directors prior to the date the interested stockholder becomes an interested stockholder; (ii) the interested stockholder acquired at least 85% of the voting stock of the corporation (other than stock held by directors who are also officers or by certain employee stock plans) in the transaction in which it becomes an interested stockholder; or (iii) the business combination is approved by a majority of the board of directors and by the affirmative vote of 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

MINNESOTA LAW RIGHTS OF CDI SHAREHOLDERS

    The rights provided to holders of CDI Common Stock under the Minnesota Business Corporation Act ("MBCA"), CDI's Articles of Incorporation and CDI's By-Laws do not differ substantially from those of Medallion's stockholders except in that (i) CDI's Articles and By-Laws do not require a supermajority vote by shareholders to take certain actions, (ii) CDI's Articles do not restrict the terms on which CDI may purchase shares from individuals or entities that beneficially own 5% or more of CDI's Common Stock, and (iii) CDI's Articles contain a provision in which CDI "opted out" of Section 302A.673 of the MBCA, the parallel provision to Section 203 of the DGCL, which prohibits certain transactions between a Minnesota corporation and an "interested shareholder."

DETERMINATION OF NET ASSET VALUE OF MEDALLION

     The net asset value per share of Medallion Common Stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities and negative goodwill by the total number of shares of Medallion Common Stock outstanding on a fully diluted basis at that date.

     A substantial portion of Medallion's assets consists of the loans held in the portfolios of the RIC Subsidiaries. The RIC Subsidiaries' respective Boards of Directors value their respective loans in connection with their respective determinations of net asset value. The net asset value per share of each subsidiary's common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding on a fully diluted basis at that date.

     In making its valuation determination, each of the Boards of Directors of the RIC Subsidiaries adhere to a valuation policy approved by the SBA and adopted by such Board of Directors. In calculating the value of the relevant subsidiary's total assets, loans are valued at fair value as determined in good faith by that subsidiary's Board of Directors. In making such determinations, the Board of Directors value loans and nonconvertible debt securities for which there exists no public trading market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value, at which time net unrealized depreciation of investments would be recognized. Convertible debt securities and warrants are valued to reflect the worth of the underlying equity security less the conversion or exercise price. In valuing equity securities for which there exists no public trading market, investment cost is presumed to represent fair value except in cases where the valuation policy provides that the Board of Directors may determine fair value on the basis of (i) financings by unaffiliated investors, (ii) a history of positive cash flow from operations for two years using conservative financial measures such as earnings ratios or cash flow multiples, (iii) the market value of comparable companies which are publicly traded (discounted for illiquidity) and (iv) other pertinent factors.

     A substantial portion of each of the RIC Subsidiaries' assets consists of loans carried at fair values determined by such subsidiary's Board of Directors. The determination of fair values involves subjective judgment not susceptible to substantiation by auditing procedures performed by independent public accountants. Accordingly, under current standards, the accountants' opinion on the Financial Statements included in this Prospectus refers to the uncertainty with respect to the possible effect on such Financial Statements of such valuations.

                     MEDALLION'S DIVIDEND REINVESTMENT PLAN

     Pursuant to Medallion's Dividend Reinvestment Plan (the "Reinvestment Plan"), a Medallion stockholder whose shares are registered in his own name can have all distributions reinvested in additional shares of Common Stock by American Stock Transfer & Trust Company (the "Plan Agent") if the stockholder enrolls in the Reinvestment Plan by delivering an Authorization Form to the Plan Agent prior to the corresponding dividend declaration date. The Plan Agent will effect purchases of Common Stock under the Reinvestment Plan in the open market. Holders of Common Stock who do not elect to participate in the Reinvestment Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the Common Stock is held in street or other nominee name, then to the nominee) as of the relevant record date, by the Plan Agent, as dividend disbursing agent. Stockholders whose shares are held in the name of a broker or nominee or stockholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.

     The Plan Agent serves as agent for the holders of Common Stock in administering the Reinvestment Plan. After Medallion declares a dividend, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Stock on the Nasdaq National Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

     Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the Reinvestment Plan or upon termination of the Reinvestment Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Reinvestment Plan will be issued and a cash payment will be made for any fractional share of Common Stock credited to such account.

     The Plan Agent will maintain each participant's account in the Reinvestment Plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common Stock in the account of each Reinvestment Plan participant will be held by the Plan Agent in non-certificated form in the name of such participant. Proxy materials relating to stockholders' meetings of Medallion will include those shares purchased as well as shares held pursuant to the Reinvestment Plan.

     In the case of participants whose beneficially owned shares are held in the name of banks, brokers or other nominees, the Plan Agent will administer the Reinvestment Plan on the basis of the number of shares of Common Stock certified from time to time by the record holders as the amount held for the account of such beneficial owners.

     The Plan Agent's fees for the handling or reinvestment of dividends and other distributions will be paid by Medallion. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

     Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the Reinvestment Plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions.

     Experience under the Reinvestment Plan may indicate that changes are desirable. Accordingly, Medallion reserves the right to amend or terminate the Reinvestment Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of Medallion at least 90 days before the record date for such distribution.

     The Reinvestment Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all stockholders of Medallion. All correspondence concerning the Reinvestment Plan should be directed to, and additional information can be obtained from, the Plan Agent at 40 Wall Street, 46th floor, New York, New York 10005.

                           EQUIVALENT PER SHARE DATA

     The following table sets forth certain data concerning the historical book value per share, cash dividends declared per share and income (loss) per share from continuing operations for Medallion and CDI, respectively, on a pro forma basis after giving effect to the Merger, as if such transaction had occurred at the beginning of the period presented. The information should be read in conjunction with the unaudited Pro Forma Consolidated Condensed Financial Statements of Medallion contained elsewhere in this Proxy Statement/Prospectus, the historical financial statements of Medallion incorporated herein by reference and the historical financial statements of CDI incorporated by reference herein. The unaudited pro forma equivalent per share data shows for each share of Medallion Common Stock and CDI Common Stock before the Merger, and its equivalent position after giving effect to the Merger.

                                                                 YEAR ENDED DECEMBER 31,
                                                                  1997             1996
                                                           ----------------------------------
PER SHARE OF MEDALLION COMMON STOCK:

Income from continuing operations(A):

 Historical:
     Basic earnings per share                                     $1.03            $0.45
     Diluted earnings per share                                    1.02             0.45
 Pro forma Medallion and CDI:
     Basic earnings per share                                      1.11             0.61
     Diluted earnings per share                                    1.10             0.60
 Cash dividends declared:
  Historical                                                       0.95             0.41
   Equivalent pro forma Medallion and CDI                          0.81             0.37
 Book Value (as of period end):
  Historical                                                      10.20             6.85
   Pro forma Medallion and CDI                                    10.69             7.87

PER SHARE OF CDI COMMON STOCK:

Income from continuing operations:
 Historical, as adjusted(B)
     Basic earnings per share                                      1.20             1.26
     Diluted earnings per share                                    1.07             1.14
 Equivalent pro forma Medallion and CDI(C)
     Basic earnings per share                                      0.66             0.36
     Diluted earnings per share                                    0.66             0.36
 Cash dividends declared:
     Historical                                                       -                -
     Equivalent pro forma Medallion and CDI(C)                     0.48             0.22
 Book Value (as of period end)
     Historical                                                   10.05            10.00
     Equivalent pro forma Medallion and CDI(C)                     6.41             4.72

(A) All 1996 historical amounts for Medallion are for the 7 month period ended December 31, 1996.

(B) Historical earnings per share, as adjusted, reflected above, do not include the historical income tax provision for CDI. Actual historical Basic earnings per share (including income tax provision) was $0.65 per share in 1997 and $0.92 per share in 1996. Actual historical Diluted earnings per share (after the provision for income tax) was $0.58 per share in 1997 and $0.83 per share in 1996.

(C) The equivalent pro forma per share amounts reflected above for CDI are determined by multiplying the corresponding pro forma amounts per share of Medallion Common Stock, by the exchange ratio of approximately 0.60 of Medallion Common Stock in exchange for each share of CDI Common Stock.

                           MEDALLION FINANCIAL CORP.

             UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET


                                                                As of December 31, 1997
                                           -----------------------------------------------------------------
                                                                                Pro Forma       Pro Forma
(In thousands)                                 Medallion          CDI          Adjustments       Combined
ASSETS
Investments................................        $288,724         $24,530  $  --                  $313,254
Investments in unconsolidated subsidiary...           1,141              --              --            1,141
                                           -----------------------------------------------------------------
   Total Investments.......................        $289,865          24,530              --         $314,395
                                           -----------------------------------------------------------------
Cash and Cash Equivalents..................           2,530           4,137              --            6,667
Accrued interest receivable................           2,935              --              --            2,935
Receivable from sale of loans..............           2,863              --              --            2,863
Fixed assets, net..........................             356              --              --              356
Goodwill, net..............................           6,083              --              --            6,083
Servicing fee receivable...................           1,671              --              --            1,671
Other assets...............................           3,742           1,182              --            4,924
                                           -----------------------------------------------------------------
   Total assets............................        $310,045          29,849              --         $339,894
                                           =================================================================

LIABILITIES
Accounts payable and accrued expenses......        $  6,850             519              --            7,369
Dividend payable...........................           3,594              --              --            3,594
Accrued interest payable...................             774              --              --              774
Notes payable to banks and demand notes....         137,750              --              --          137,750
SBA debentures payable.....................          27,890          11,986              --           39,876
                                           -----------------------------------------------------------------
   Total liabilities.......................        $176,858          12,505              --          189,363
                                           -----------------------------------------------------------------

Negative goodwill, net.....................           1,795              --              --            1,795
                                           -----------------------------------------------------------------

SHAREHOLDERS' EQUITY
Liquidating interest under repurchase
 agreement.................................              --           2,066              --            2,066

Common stock ($.01 par value)..............             129           1,502          (1,492)             139

 Capital in excess of par value............         130,379           9,129           1,492          141,000

 Accumulated undistributed income..........             884           4,647              --            5,531
                                           -----------------------------------------------------------------
   Total shareholders' equity..............         131,392          17,344              --          148,736
                                           -----------------------------------------------------------------
   Total liabilities and shareholders'
    equity.................................        $310,045         $29,849              --         $339,894
                                           =================================================================

                           MEDALLION FINANCIAL CORP.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME


                                                             Year Ended December 31, 1997
                                       ----------------------------------------------------------------------
                                            Historical        Historical        Pro Forma        Pro Forma
(In thousands except per share data)        Medallion            CDI(A)        Adjustments        Combined
                                       ------------------- ----------------- ---------------- ---------------
Investment income                            $23,448           $ 2,402       $        --          $25,850
Investments expense                            9,210               889                --           10,099
                                       ----------------------------------------------------------------------
Net Interest Income                          $14,238             1,513                --          $15,751

Equity in earnings (losses) of
 unconsolidated subsidiary                       203                --                --              203
Other Income                                     980                --                --              980
Accretion of negative goodwill                   722                --                --              722
Gain on sale of loans                            337                                                  337
Operating expenses                            (4,797)           (1,372)               --           (6,169)
Amortization of goodwill                        (368)               --                --             (368)
                                       ----------------------------------------------------------------------
Net investment income                         11,315               140                --           11,456


Realized gain (loss) on investments,         $   144               (66)               --               78
 net
Change in unrealized depreciation of
 investments                                     (25)            1,954                --            1,929
                                       ----------------------------------------------------------------------
Net increase in net assets resulting
 from operations (A)                         $11,434             2,028                --           13,463

                                       ======================================================================

Per Share Date:
 Basic earnings per share                      $1.03              1.20                --             1.11
 Diluted earnings per share                    $1.02              1.07                --             1.10
 Basic weighted average shares                11,113             1,696              (685)(B)       12,124
 Diluted weighted average shares              11,158             1,889              (763)(B)       12,284

---------------
(A)  For pro forma purposes, historical CDI amounts do not include any income tax provisions based upon the assumption that CDI would have been converted to a RIC at the commencement of the pro forma period and therefore not subject to any income tax provision.

(B) Adjustment amount for Basic comprised of elimination of CDI stock (1,696) and issuance of Medallion stock (1,011). Adjustment amount for Diluted comprised of elimination of CDI stock (1,889) and issuance of Medallion stock (1,126).


                           MEDALLION FINANCIAL CORP.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME


                                                             Period Ended December 31, 1996
                                       ------------------------------------------------------------------------
                                             Historical         Historical        Pro Forma        Pro Forma
(In thousands except per share data)        Medallion(A)           CDI(B)        Adjustments        Combined
                                       --------------------  ----------------  ---------------  ---------------
Investment income                            $10,411              $1,881       $        --          $12,292
Investments expense                            5,008                 319                --            5,327
                                       ------------------------------------------------------------------------
Net Interest Income                          $ 5,403               1,562                --          $ 6,965

Equity in earnings (losses) of
 unconsolidated subsidiary                       (63)                 --                --              (63)

Other Income                                     411                  --                --              411
Accretion of negative goodwill                   421                  --                --              421
Operating expenses                            (2,230)               (812)               --           (3,042)
Amortization of goodwill                        (259)                 --                --              259
                                       ------------------------------------------------------------------------
Net investment income                          3,683                 750                --            4,433


Realized gain (loss) on investments,
 net                                              84                 474                --              558
Change in unrealized depreciation of
 investments                                     (46)                804                --              758
                                       ------------------------------------------------------------------------
Net increase in net assets resulting
 from operations (B)                         $ 3,721               2,028                --            5,749
                                       ========================================================================

Per Share Date:
 Basic earnings per share                      $0.45                1.26                --              .62
 Diluted earnings per share                    $0.45                1.14                --              .62
 Basic weighted average shares                 8,250               1,605               (648)(C)       9,207
 Diluted weighted average shares               8,278               1,772               (716)(C)       9,334

(A) The Medallion 1996 Statement of Income is for the period from May 30, 1996 (Commencement of Operations) to December 31, 1996.

(B) For pro forma purposes, historical CDI amounts do not include any income tax provisions based upon the assumption that CDI would have been converted to a RIC at the commencement of the pro forma period and therefore not subject to any income tax provision.

(C) Adjustment amount for Basic comprised of elimination of CDI stock (1,605) and issuance of Medallion stock (957). Adjustment amount for Diluted comprised of elimination of CDI stock (1,772) and issuance of Medallion stock (1,056).

                           MEDALLION FINANCIAL CORP.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME


                                                              Year Ended December 31, 1995
                                       ------------------------------------------------------------------------
                                             Historical         Historical        Pro Forma        Pro Forma
(In thousands except per share data)        Medallion(A)         CDI (B)         Adjustments        Combined
                                       --------------------- ----------------- ---------------- ---------------
Investment income                        $  --                    $1,481       $      --             $1,481
Investments expense                         --                       224              --                224
                                       ------------------------------------------------------------------------
Net Interest Income                         --                     1,257              --              1,257
Equity in earnings (losses) of
 unconsolidated subsidiary                  --                        --              --                 --

Other Income                                --                        --              --                 --
Accretion of negative goodwill              --                        --              --                 --
Operating expenses                          --                      (607)             --               (607)
Amortization of goodwill                    --                        --              --                 --
                                       ------------------------------------------------------------------------
Net investment income                       --                       650              --                650


Realized gain (loss) on investments,
 net                                       --                      3,799              --              3,799
Change in unrealized depreciation of
 investments                               --                       (649)             --               (649)
                                       ------------------------------------------------------------------------
Net increase in net assets resulting
 from operations (B)                       --                      3,800              --              3,800

                                       ========================================================================

Per Share Date:
 Basic earnings per share                  --                      2.08               --              3.49
 Diluted earnings per share                --                      1.90               --              3.19
 Basic weighted average shares             --                     1,828           (738)(C)           1,090
 Diluted weighted average shares           --                     1,998           (807)(C)           1,191


(A) There is no 1995 Statement of Income for Medallion as it commenced operations on May 30, 1996.

(B) For pro forma purposes, historical CDI amounts do not include any income tax provisions based upon the assumption that CDI would have been converted to a RIC at the commencement of the pro forma period and therefore not subject to any income tax provision.

(C) Adjustment amount for Basic comprised of elimination of CDI stock (1,828) and issuance of Medallion stock (1,090). Adjustment for Diluted comprised of elimination of CDI stock (1,998) and issuance of Medallion stock (1,191).

                           MEDALLION FINANCIAL CORP.


          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION


Note 1:

     It is contemplated that the pending acquisition will be accounted for as a pooling of interests. Accordingly, pro forma financial information assumes that the transaction was consummated as of the beginning of each of the periods indicated herein. Certain reclassifications have been made to the accounts of CDI in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet and Unaudited Pro Forma Condensed Combined Statements of Income to conform to the Medallion presentation.

     The pro forma financial information does not give effect to any potential cost savings in connection with the pending acquisition.

NOTE 2:

     The number of shares of Medallion Common Stock to be issued pursuant to the acquisition of CDI is based upon the number of CDI shares outstanding as of December 31, 1997, and the exchange ratio of approximately 0.60 shares of Medallion Common Stock for each share of CDI Common Stock. The excess of the par value of the Medallion Common Stock to be issued over the par value of the CDI Common Stock to be acquired has been charged to Additional Paid-In-Capital.

NOTE 3:

     Pro forma earnings per share amounts in the accompanying Unaudited Pro Forma Condensed Combined Statements of Income are based on the weighted average number of Basic and Diluted common shares of Medallion and CDI during each period as adjusted for the exchange ratio of approximately 0.60 (calculated by dividing $15.50 by $26, as stipulated in the Merger Agreement, based on an average 20-day closing price of $26).

                               LEGAL PROCEEDINGS

     Medallion and its subsidiaries have been named as defendants in various legal proceedings incident to its business. Medallion's management intends to vigorously defend these outstanding claims. In the opinion of such management, based upon the advice of legal counsel, there is no proceeding pending, or to the knowledge of management threatened, which if decided adversely to Medallion, would have a material adverse impact on the Medallion's results of operations or financial condition.

                                 OTHER MATTERS

     It is not expected that any matters other than those described in this Proxy Statement/Prospectus will be brought before the CDI Special Meeting. If any other matters are presented, however, it is the intention of the persons named in the CDI proxy to vote the proxy in accordance with the discretion of the persons named in such proxy.

                                 LEGAL MATTERS

     Certain legal matters with respect to the validity of the securities offered hereby will be passed upon for Medallion by Willkie Farr & Gallagher, New York, New York. Certain legal matters relating to CDI will be passed upon for CDI by Lindquist & Vennum P.L.L.P., Minneapolis, Minnesota. Mario M. Cuomo, a director of Medallion who beneficially owns 4,848 shares of Medallion Common Stock underlying stock options, is a partner in the law firm of Willkie Farr & Gallagher.

                                    EXPERTS

     The consolidated financial statements of Medallion Financial Corp. included in Medallion's Annual Report on Form 10-K and incorporated by reference in this Registration Statement on Form N-14, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.

     The consolidated financial statements of Capital Dimensions, Inc. as of and for the years ended June 30, 1997 and 1996 incorporated by reference in this Proxy Statement/Prospectus from Capital Dimensions, Inc.'s Annual Report on
Form 10-K for the year ended June 30, 1997, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the uncertainty of the valuation of investment securities) which is incorporated herein by reference and have been so incorporated in reliance upon the report of such firm given upon their authority of as experts in accounting and auditing.

     The consolidated statements of operations, changes in stockholders' equity, and cash flows of Capital Dimensions, Inc. for the year ended June 30,1995 included in the Annual Report on Form 10-K of Capital Dimensions, Inc. for the year ended June 30, 1997, and incorporated by reference in this Registration Statement on Form N-14, have been audited by Lurie, Besikof, Lapidus & Co., LLP, independent auditors, as indicated in their report (which report expressed an unqualified opinion and includes an explanatory paragraph referring to the uncertainty of the valuation of investment securities), and have been incorporated by reference in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                                                      APPENDIX A
                                                                      ----------





                          AGREEMENT AND PLAN OF MERGER

                            DATED AS OF MARCH 6, 1998

                                  BY AND AMONG

                           MEDALLION FINANCIAL CORP.,

                                CD MERGER CORP.,

                                      AND

                            CAPITAL DIMENSIONS, INC.

                                TABLE OF CONTENTS
                                                                                                       Page
ARTICLE I.  THE MERGER; EFFECT OF MERGER................................................................ 1

   Section 1.1.  The Merger............................................................................. 1
   Section 1.2.  Effective Time of the Merger........................................................... 2
   Section 1.3.  Effects of Merger...................................................................... 2

ARTICLE II.  THE SURVIVING CORPORATION.................................................................. 2

   Section 2.1.  Articles of Incorporation.............................................................. 2
   Section 2.2.  By-Laws................................................................................ 2
   Section 2.3.  Officers and Directors................................................................. 2

ARTICLE III.  CONVERSION OF SHARES AND EXCHANGE OF STOCK OPTIONS........................................ 3

   Section 3.1.  Conversion of Shares................................................................... 3
   Section 3.2.  Appraisal Rights....................................................................... 3
   Section 3.3.  Holdback Shares........................................................................ 4
   Section 3.4.  Parent to Make Certificates Available.................................................. 5
   Section 3.5.  Dividends; Transfer Taxes.............................................................. 6
   Section 3.6.  No Fractional Securities............................................................... 6
   Section 3.7.  Assumption and Conversion of Company Stock Options..................................... 6
   Section 3.8.  Closing of Company Transfer Books...................................................... 8
   Section 3.9.  Stockholder Approval................................................................... 8
   Section 3.10.  Tax Treatment......................................................................... 8

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................................. 8

   Section 4.1.  Execution and Delivery................................................................. 8
   Section 4.2.  Consents and Approvals................................................................. 9
   Section 4.3.  No Breach.............................................................................. 9
   Section 4.4.  Organization, Standing and Authority...................................................10
   Section 4.5.  Capitalization of the Company..........................................................10
   Section 4.6.  Options and Other Stock Rights.........................................................11
   Section 4.7.  Subsidiaries...........................................................................11
   Section 4.8.  Corporate Records......................................................................12
   Section 4.9.  Information in Disclosure Documents....................................................12
   Section 4.10.  SEC Documents; Financial Statements...................................................12
   Section 4.11.  Liabilities...........................................................................13
   Section 4.12.  No Material Adverse Change............................................................14
   Section 4.13.  Compliance with Laws..................................................................14
   Section 4.14.  Permits...............................................................................14
   Section 4.15.  Actions and Proceedings...............................................................14
   Section 4.16.  Contracts and Other Agreements........................................................14
   Section 4.17.  Investment Portfolio..................................................................18
   Section 4.18.  Real Property.........................................................................18
   Section 4.19.  Intellectual Property.................................................................19
   Section 4.20.  Receivables...........................................................................20
   Section 4.21.  Banking...............................................................................20
   Section 4.22.  Liens.................................................................................20
   Section 4.23.  Employee Benefit Plans................................................................21
   Section 4.24.  Employee Relations....................................................................22

   Section 4.25.  Insurance.............................................................................23
   Section 4.26.  Officers, Directors, Employees, Consultants...........................................23
   Section 4.27.  Transactions with Directors, Officers and Affiliates..................................24
   Section 4.28.  Operations of the Company.............................................................24
   Section 4.29.  Brokerage.............................................................................26
   Section 4.30.  Taxes.................................................................................26
   Section 4.31.  Execution and Validity of Employment Agreements.......................................27
   Section 4.32.  Environmental Laws....................................................................28
   Section 4.33.  Accounting Matters....................................................................29
   Section 4.34.  Company Action........................................................................29

ARTICLE V.  REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB............................................29

   Section 5.1.  Execution and Delivery.................................................................30
   Section 5.2.  Consents and Approvals.................................................................30
   Section 5.3.  No Breach..............................................................................30
   Section 5.4.  SEC Documents; Financial Statements....................................................31
   Section 5.5.  Shares of Parent Common Stock..........................................................32
   Section 5.6.  Organization, Standing and Authority of Parent and Sub.................................32
   Section 5.7.  Capitalization.........................................................................32
   Section 5.8.  Brokerage..............................................................................33
   Section 5.9.  Information in Disclosure Documents....................................................33
   Section 5.10.  No Material Adverse Change............................................................33
   Section 5.11.  Sub Action............................................................................34

ARTICLE VI.  COVENANTS AND AGREEMENTS...................................................................34

   Section 6.1.  Conduct of Business....................................................................34
   Section 6.2.  Litigation Involving the Company.......................................................35
   Section 6.3.  Continued Effectiveness of Representations and Warranties of the Parties...............35
   Section 6.4.  Corporate Examinations and Investigations..............................................36
   Section 6.5.  Preparation of Company Restated Financial Statements...................................37
   Section 6.6.  Registration Statement/Proxy Statement.................................................37
   Section 6.7.  Compliance with the Securities Act.....................................................38
   Section 6.8.  Nasdaq Listing.........................................................................38
   Section 6.9.  Acquisition Proposals..................................................................38
   Section 6.10.  No Shopping...........................................................................39
   Section 6.11.  Parent and Sub Approvals..............................................................39
   Section 6.12.  Company Approvals.....................................................................39
   Section 6.13.  Distribution..........................................................................39
   Section 6.14.  Expenses..............................................................................40
   Section 6.15.  Further Assurances....................................................................40
   Section 6.16.  Hart-Scott-Rodino.....................................................................40
   Section 6.17.  SBA Approval..........................................................................41
   Section 6.18.  Execution of Employment Agreements....................................................41
   Section 6.19.  Board Attendance Right................................................................41
   Section 6.20.  Grant of Parent Stock Options.........................................................41
   Section 6.21.  Employee Matters......................................................................41
   Section 6.22.  Compliance with Legal Requirements....................................................42
   Section 6.23.  Indemnification of Company Officers and Directors.....................................42

ARTICLE VII.  CONDITIONS PRECEDENT TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER......................42

   Section 7.1.  Company Stockholder Approval...........................................................42
   Section 7.2.  Listing of Shares......................................................................42
   Section 7.3.  Hart-Scott-Rodino......................................................................43
   Section 7.4.  Effectiveness of Registration Statement................................................43
   Section 7.5.  SBA Approval...........................................................................43
   Section 7.6.  Litigation.............................................................................43

ARTICLE VIII.  CONDITIONS PRECEDENT TO THE OBLIGATION OF PARENT AND SUB TO EFFECT THE MERGER............43

   Section 8.1.  Representations and Covenants..........................................................43
   Section 8.2.  Absence of Material Adverse Change.....................................................44
   Section 8.3.  Receipt of Agreements..................................................................44
   Section 8.4.  Accountant's Letters...................................................................44
   Section 8.5.  Dissenting Shares......................................................................45
   Section 8.6.  Opinions of Counsel to the Company.....................................................45
   Section 8.7.  Tax Opinion............................................................................45
   Section 8.8.  Termination of Management Agreement....................................................45
   Section 8.9.  Amendment of Agreements With Holders of Company Stock Options..........................45
   Section 8.10.  Closing Conditions....................................................................45

ARTICLE IX.  CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO EFFECT THE MERGER.................45

   Section 9.1.  Representations and Covenants..........................................................45
   Section 9.2.  Absence of Material Adverse Change.....................................................46
   Section 9.3.  Receipt of Agreements..................................................................46
   Section 9.4.  Accountant's Letter....................................................................46
   Section 9.5.  Opinion of Counsel to Parent...........................................................46
   Section 9.6.  Tax Opinion............................................................................46
   Section 9.7.  Closing Conditions.....................................................................47

ARTICLE X.  CLOSING.....................................................................................47


ARTICLE XI.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION................................47

   Section 11.1.  Survival of Representations and Warranties............................................47
   Section 11.2.  Indemnification by Company Stockholders...............................................47

ARTICLE XII.  TERMINATION OF AGREEMENT..................................................................48

   Section 12.1.  Termination...........................................................................48
   Section 12.2.  Effect of Termination.................................................................49
   Section 12.3.  Termination Expenses..................................................................49

ARTICLE XIII.  DEFINITIONS..............................................................................50

   Section 13.1.  Definitions...........................................................................50

ARTICLE XIV.  MISCELLANEOUS.............................................................................56

   Section 14.1.  Publicity.............................................................................56
   Section 14.2.  Notices...............................................................................56
   Section 14.3.  Entire Agreement......................................................................57

   Section 14.4.  Waivers and Amendments; Non Contractual Remedies; Preservation of Remedies; Liability.57
   Section 14.5.  Governing Law.........................................................................58
   Section 14.6.  Binding Effect; No Assignment.........................................................58
   Section 14.7.  Third Party Beneficiaries.............................................................58
   Section 14.8.  Counterparts..........................................................................58
   Section 14.9.  Exhibits and Schedules................................................................58
   Section 14.10.  Headings.............................................................................59
   Section 14.11.  Submission to Jurisdiction; Venue....................................................59
   Section 14.12. Specific Performance..................................................................59
   Section 14.13.  Severability.........................................................................59

Exhibits
--------

Exhibit A    Articles of Incorporation of the Surviving Corporation

Exhibit B    By-Laws of the Surviving Corporation

Exhibit C    Form of Holdback Escrow Agreement

Exhibit D    Forms of Employment Agreements entered into by each of the Named
               Executives

Exhibit E    Form of Opinion of Lindquist & Vennum P.L.L.P. as Counsel to the
               Company

Exhibit F    Form of Opinion of Willkie Farr & Gallagher as Counsel to Parent
               and Sub

Exhibit G    Form of Affiliate Letter



Company Disclosure Schedule
---------------------------

Section      Description
-------      -----------

4.4          Foreign Qualification; Organizational Documents
4.5          Stockholders; Option Holders
4.7          Subsidiary Qualification; Subsidiary Organizational Documents;
               Investments
4.12         No Material Adverse Change
4.13         Compliance with Laws
4.15         Actions and Proceedings
4.16         Contracts and Other Agreements
4.17         Loan Portfolio
4.18         Real Property
4.21         Bank Accounts
4.23         Employee Benefit Plans
4.25         Insurance
4.26         Officers, Directors, Employees, Consultants
4.27         Transactions with Directors, Officers and Affiliates
4.28         Subsequent Events
4.30         Tax Jurisdictions


Parent Disclosure Schedule
--------------------------

Section      Description
-------      -----------

5.6          Parent and Sub Organizational Documents

                          AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of March 6, 1998, is made by and among Medallion Financial Corp., a Delaware corporation ("Parent"), CD Merger Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and Capital Dimensions, Inc., a Minnesota corporation (the "Company"). Certain terms used in this Agreement are defined in
Article XIII.

                              W I T N E S S E T H:

                  WHEREAS, Parent and Sub desire to effect a business combination by means of the merger of Sub with and into the Company;

                  WHEREAS, the Board of Directors of Parent and Sub and the stockholder of Sub and the Board of Directors of the Company have approved the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth herein;

                  WHEREAS, for federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

                  WHEREAS, for accounting purposes, it is intended that the Merger shall be accounted for as a "pooling of interests".

                  NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                          The Merger; Effect of Merger
                          ----------------------------

                  Section 1.1. The Merger. Upon the terms and subject to the
                               ----------
conditions of this Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, as amended, and any rules and regulations thereunder (the "Delaware Corporation Law") and the Minnesota Business Corporation Act, as amended, and any rules and regulations thereunder (the "Minnesota Corporation Law"), Sub shall be merged with and into the Company and the separate existence of Sub shall thereupon cease. The name of the Company, as the surviving corporation in the Merger (the "Surviving Corporation"), shall by virtue of the Merger be changed to such name as Parent, in its sole discretion, may choose and the Articles of Incorporation of the Company, as the Surviving Corporation, shall be amended so as to be substantially in the form attached hereto as Exhibit A.
          ---------

                  Section 1.2. Effective Time of the Merger. The Merger shall
                               ----------------------------
become effective at such time as a properly executed Certificate of Merger or Articles of Merger is duly filed with the Secretaries of State of Delaware and Minnesota, which filing shall be made as soon as practicable following fulfillment or waiver of the conditions set forth in Articles VII, VIII and IX hereof or such later time as is specified in such filing (the "Effective Time").

                  Section 1.3.  Effects of Merger.
                                -----------------

                  (a) The Merger shall have the effects set forth in Section 259 of the Delaware Corporation Law and Section 302A.641 of the Minnesota Corporation Law.

                  (b) By virtue of the approval of the Merger by the holders of Company Common Stock, the holders of all Company Common Stock immediately prior to the Effective Time (collectively, the "Company Stockholders" or individually, a "Company Stockholder"), whether or not such stockholder voted in favor of the Merger, shall be deemed to have approved the terms and conditions of this Agreement, including, but not limited to, Section 3.3 and Article XI of this Agreement, and the terms of the Holdback Escrow Agreement, which provide for the escrow of the Escrow Holdback Shares, the appointment of the Indemnification Representative (as defined in the Holdback Escrow Agreement) and the indemnification obligations of the Company Stockholders thereunder.

                                   ARTICLE II.

                            The Surviving Corporation
                            -------------------------

                  Section 2.1. Articles of Incorporation. The Articles of
                               -------------------------
Incorporation of the Surviving Corporation shall be amended so as to be substantially in the form attached hereto as Exhibit A after the Effective Time, and thereafter may be amended in accordance with their terms and as provided by the Minnesota Corporation Law, except as provided by Section 6.23 hereof.

                  Section 2.2. By-Laws. After the Effective Time, the by-laws of
                               -------
the Surviving Corporation shall be amended so as to be substantially in the form attached as Exhibit B, and thereafter may be amended in accordance with their terms and as provided by the Minnesota Corporation Law.

                  Section 2.3. Officers and Directors. The officers of the
                               ----------------------
Company and the directors of Sub immediately prior to the Effective Time shall be the officers and directors of the Surviving Corporation after the Effective Time, in each case until their respective successors are duly elected and qualified.

                                  ARTICLE III.

                            Conversion of Shares and
                            ------------------------
                            Exchange of Stock Options
                            -------------------------

                  Section 3.1.  Conversion of Shares.
                                --------------------

                  (a) Subject to Sections 3.2 and 3.3 hereof, at the Effective Time, by virtue of the Merger and without any action on the part of any Company Stockholder:

                  (1) Conversion of Company Common Stock. Each outstanding share
                      ----------------------------------
of Company Common Stock shall be converted into that number of fully paid and nonassessable shares of Parent Common Stock (or fraction thereof) equal to the quotient obtained by dividing (to five places after the decimal point) (x) $15.50 by (y) the average of the closing sale prices per share of Parent Common Stock on the Nasdaq National Market for the 20 trading days which immediately precede the Business Day immediately preceding the Closing Date (the "Determination Period"); provided, however, that if such average exceeds $26.00,
                         --------  -------
the divisor shall be $26.00, and if such average is less than $23.50, the divisor shall be $23.50. (such quotient, the "Exchange Ratio"). If at any time after the commencement of the Determination Period, but prior to the Effective Time, the outstanding shares of Parent Common Stock shall be changed into a different number of shares or a different class by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, the Exchange Ratio shall be correspondingly adjusted.

                  (2)  Cancellation of Company Treasury Stock. All shares of
                       --------------------------------------
Company Common Stock which are held in the treasury of the Company shall be canceled and shall cease to exist.

                  (b) Each issued and outstanding share of capital stock of Sub shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $.01 per share, of the Surviving Corporation.


                  Section 3.2. Appraisal Rights. Notwithstanding anything in
                               ----------------
this Agreement to the contrary, but only in the circumstances and to the extent provided by the Minnesota Corporation Law, shares of Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by Company Stockholders who were entitled to but did not vote such shares in favor of the Merger and who shall have properly and timely delivered to the Company a written demand for appraisal of their shares of Company Common Stock in accordance with Sections 302A.471 and 302A.473 of the Minnesota Corporation Law ("Dissenting Shares") shall not be converted into the right to receive, or be exchangeable for, shares of Parent Common Stock. Instead, the holders thereof shall be entitled to payment of the fair value of such shares in accordance with the provisions of Sections 302A.471 and 302A.473 of the Minnesota Corporation Law; provided, however, that
                                                        --------  -------
(i) if any holder of Dissenting Shares shall subsequently withdraw his demand for payment of the fair value of such Dissenting Shares or (ii) if any holder fails to establish and perfect his entitlement to the relief provided in Sections 302A.471 and 302A.473 of the Minnesota Corporation Law, the rights and obligations of such holder to receive such fair value shall terminate, and such Dissenting Shares shall thereupon be deemed to have been converted into the right to receive, and to have become exchangeable for, as of the Effective Time, shares of Parent Common Stock in accordance with Section 3.1(a) hereof. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Dissenting Shares, and Parent shall have the right to participate in all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company will not make any payment with respect to, or settle or offer to settle, the demands of any Dissenting Shares without the written consent of Parent. The Company shall comply with the notice provisions of Section 302A.473 of the Minnesota Corporation Law.

                  Section 3.3.  Holdback Shares.
                                ---------------

                  (a) At the Effective Time, shares of Parent Common Stock constituting ten percent (10%) of the aggregate number of shares of Parent Common Stock into which each Company Stockholder's certificates of Company Common Stock are convertible in the Merger pursuant to Section 3.1 hereof (rounded down to the nearest whole number) (the "Escrow Holdback Shares") shall be deposited in escrow with an escrow agent mutually agreeable to Parent and the Company appointed prior to the Closing (the "Holdback Escrow Agent"), to be held and administered in accordance with the terms and conditions of a Holdback Escrow Agreement, in substantially the form attached hereto as Exhibit C (the
                                                               ---------
"Holdback Escrow Agreement"), against which Escrow Holdback Shares Parent or Sub shall be entitled, in accordance with the terms of the Holdback Escrow Agreement, to recover (i) Damages (as defined in the Holdback Escrow Agreement) that may be suffered by Parent or Sub and that are indemnifiable under Section
11.2 (an "Escrow Claim Event") and (ii) any Cash Distributions (as defined in the Holdback Escrow Agreement).

                  (b) Escrow Claim Events shall be made, and may be disputed, in accordance with the terms and conditions of the Holdback Escrow Agreement. Upon termination of the escrow, all shares of Parent Common Stock (and any cash) remaining in escrow shall be released to the persons who immediately prior to the Effective Time were holders of shares of Company Common Stock in accordance with the terms of the Holdback Escrow Agreement.

                  (c) Parent may, in its sole discretion, elect to waive the provisions of this Section 3.3 at any time prior to the Effective Time.

                  Section 3.4.  Parent to Make Certificates Available.
                                -------------------------------------

                  (a) Prior to the Closing, Parent shall select a person or persons to act as exchange agent for the Merger (the "Exchange Agent"), which person or persons shall be reasonably acceptable to the Company. On the Closing Date, Parent shall deliver to the Exchange Agent, in trust for the benefit of the Company Stockholders (other than Company Stockholders who hold Dissenting Shares), a stock certificate (issued in the name of the Exchange Agent or its nominee) representing the Share Consideration (other than the Escrow Holdback Shares). As soon as reasonably practicable after the Effective Time but in no event more than five Business Days after the Effective Time, Parent shall cause the Exchange Agent to send a notice and a letter of transmittal to each Company Stockholder advising such holder of the effectiveness of the Merger and the procedure for surrendering to the Exchange Agent for cancellation such holder's certificates representing Company Common Stock ("Certificates"), in exchange for the Share Consideration. Each Company Stockholder will be entitled to receive, upon surrender to the Exchange Agent for cancellation of one or more Certificates, certificates representing the number of shares of Parent Common Stock into which such shares are converted in the Merger (less the number of the shares of Parent Common Stock constituting the Escrow Holdback Shares), without consideration of fractional shares as provided in Section 3.6. Parent Common Stock into which Company Common Stock shall be converted in the Merger shall be deemed to have been issued at the Effective Time (the "Share Consideration"). In the event that any Company Stockholder's Certificates have been lost, stolen or destroyed, such Company Stockholder will be entitled to receive the Share Consideration only after providing an affidavit of loss and indemnity bond, in form satisfactory to the Exchange Agent.

                  (b) Any Company Stockholder who has not exchanged his Certificates for Parent Common Stock in accordance with subsection (a) within six months after the Effective Time shall have no further claim upon the Exchange Agent, and shall thereafter look only to Parent and the Surviving Corporation for payment in respect of his shares of Company Common Stock. Until so surrendered, Certificates shall represent solely the right to receive the Share Consideration. If any Certificates entitled to payment pursuant to Section
3.1 shall not have been surrendered for such payment prior to such date on which any payment in respect thereof would otherwise escheat to or become the property of any Governmental Entity, the shares of Company Common Stock represented thereby shall, to the extent permitted by applicable law, be deemed to be canceled and no money or other property will be due to the holder thereof.

                  Section 3.5. Dividends; Transfer Taxes. No Distributions that
                               -------------------------
are declared or made with respect to Parent Common Stock will be paid to persons entitled to receive certificates representing Parent Common Stock pursuant to this Agreement until such persons surrender their Certificates. Upon such surrender, there shall be paid to the person in whose name the certificates representing such Parent Common Stock shall be issued Distributions which shall have become payable with respect to such Parent Common Stock in respect of a record date after the Effective Time. In no event shall the person entitled to receive such Distributions be entitled to receive interest on such Distributions. In the event that any certificates for any shares of Parent Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it shall be a condition of such exchange that the Certificate or Certificates so surrendered shall be properly endorsed or be otherwise in proper form for transfer (including signature guarantee) and that the person requesting such exchange shall pay to the Exchange Agent any transfer or other taxes required by reason of the issuance of certificates for such shares of Parent Common Stock in a name other than that of the registered holder of the Certificate surrendered, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of Company Common Stock for any shares of Parent Common Stock or dividends thereon delivered to a public official pursuant to any applicable escheat laws.

                  Section 3.6. No Fractional Securities. Notwithstanding any
                               ------------------------
other provision of this Agreement, no certificates or scrip for shares of common stock representing less than one share of Parent Common Stock shall be issued upon the surrender for exchange of Certificates pursuant to this Article III and no Distribution that is declared or made with respect to Parent Common Stock, stock split or interest shall relate to any fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a security holder. Each holder of shares of Company Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to (x) such fractional part of a share of Parent Common Stock multiplied by (y) $15.50.

                  Section 3.7.  Assumption and Conversion of
                                ----------------------------
Company Stock Options.
---------------------

                  (a) As soon as reasonably practicable after the Effective Time and subject to the approval of the Company Stock Option Conversion by the holders of Parent Common Stock, Parent and the Company shall take all action necessary to cause each issued and outstanding Company Stock Option to be assumed by

Parent and converted without any action on the part of the holder thereof into an option (a "New Parent Stock Option") to purchase Parent Common Stock (which shall be an incentive stock option, to the maximum extent permissible under Sections 422 and 424 of the Code), exercisable for a number of shares of Parent Common Stock based on the Exchange Ratio (rounded down to the nearest whole share), with a proportional adjustment of the exercise price (rounded up to the nearest whole cent) of the new option so that the excess of the aggregate fair market value of the shares subject to each New Parent Stock Option immediately after such conversion over the aggregate exercise price of such new option is equivalent to the excess of the fair market value of the shares subject to the Company Stock Option immediately before such conversion over the aggregate exercise price of such Company Stock Option, as required by Section 424(a)(1) of the Code (i.e., if the Exchange Ratio were $24.75, a Company Stock Option to purchase 10,000 shares of Company Common Stock at an exercise price of $4.00 per share would become a New Parent Stock Option to purchase 6,262 shares of Parent Common Stock at an exercise price of $6.39 per share). The holders of New Parent Stock Options will not be given any additional benefits which such holders did not have under the Company Stock Options, as required by Section 424(a)(2) of the Code.

                  (b) Parent shall take all action necessary, in accordance with applicable law and its Certificate of Incorporation and By-Laws, to present a proposal regarding the conversion of Company Stock Options into New Parent Stock Options in accordance with the provisions of this Section 3.7 (the "Company Stock Option Conversion") to the holders of Parent Common Stock for their approval at Parent's 1998 annual meeting of stockholders (now scheduled for June
1998). The Board of Directors of Parent has approved, and will recommend that the holders of Parent Common Stock approve, the Company Stock Option Conversion. In the event that the Company Stock Option Conversion is not approved by the holders of Parent Common Stock at Parent's 1998 annual meeting of stockholders, Parent shall cause the Company Stock Options to be exchanged for shares of Parent Common Stock equal to their fair market value, as determined by an investment banking firm mutually satisfactory to Parent and the Company. Any shares of Parent Common Stock so exchanged shall be valued at the Exchange Ratio.

                  (c) The Company shall not amend or modify any provision of the Company's 1997 Stock Option Plan or the terms of any Company Stock Options granted thereunder. From the date hereof to the Effective Time, the Company (i) shall make no further grants under the Company's 1997 Stock Option Plan, including automatic grants to non-employee directors of the Company and
(ii) shall not alter the terms and conditions of any outstanding Company Stock Options. As soon as reasonably practicable after approval of the Company Stock Option Conversion by the holders of Parent Common Stock, Parent shall deliver a letter to each holder of a Company Stock Option not exercised prior to the Effective Time evidencing Parent's assumption of such option and the right of the option holder to purchase the number of shares of Parent Common Stock as determined under this Section 3.7 and Section 3.1. After the Effective Time and subject to the approval of the Company Stock Option Conversion, the Company's 1997 Stock Option Plan shall be continued in effect pursuant to its terms by Parent subject to amendment, modification or termination as provided therein, except that the Company's 1997 Stock Option Plan as so continued shall relate only to the issuance of Parent Common Stock pursuant to New Parent Stock Options as provided in this Section 3.7.

                  Section 3.8. Closing of Company Transfer Books. Immediately
                               ---------------------------------
prior to the Effective Time, the Company Common Stock transfer books shall be closed and no transfer of Company Common Stock shall thereafter be made.

                  Section 3.9. Stockholder Approval. The Company shall take all
                               --------------------
action necessary, in accordance with applicable law and its Articles of Incorporation and By-Laws, to convene a special meeting of the holders of Company Common Stock (the "Company Meeting") as promptly as practicable for the purpose of considering and taking action upon this Agreement. The Board of Directors of the Company has approved the Merger and adopted this Agreement and recommended that holders of Company Common Stock vote in favor of and approve the Merger and the adoption of this Agreement at the Company Meeting.

                  Section 3.10. Tax Treatment. The Merger is intended to
                                -------------
constitute a reorganization under Sections 368(a)(1)(A) and 368(a)(2)(E) of the Code, and Parent and the Company shall not report the transaction on any tax return in a manner or take any action inconsistent therewith.

                                   ARTICLE IV.

                  Representations and Warranties of the Company
                  ---------------------------------------------

                  The Company represents and warrants to Parent and Sub that, except as set forth in the disclosure schedule attached hereto (the "Company Disclosure Schedule"), which Company Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article IV and may be amended from time to time pursuant to the provisions hereof:

                  Section 4.1. Execution and Delivery. The Company has the
                               ----------------------
corporate power and authority to enter into this Agreement and each agreement, document or instrument contemplated hereby or to be executed in connection herewith to which the Company is a party (the "Company Documents") and, subject to approval of this Agreement by the holders of the Company Common Stock, to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Company

Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Company's Board of Directors. This Agreement constitutes the valid and binding obligation of the Company and the Company Documents, when executed and delivered, will constitute the valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. Except for the approval of the holders of a majority of the outstanding shares of Company Common Stock, no other corporate proceedings on the part of the Company are necessary after the date of this Agreement to authorize this Agreement and the Company Documents and the transactions contemplated hereby and thereby.

                  Section 4.2. Consents and Approvals. The execution and
                               ----------------------
delivery by the Company of this Agreement and the Company Documents, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby, as the case may be, do not require the Company to obtain any consent, approval or action of, or make any filing or registration with, or give any notice to, any person or any Governmental Entity, other than (i) in connection, or in compliance, with the provisions of the H-S-R Act and the Exchange Act, which will be duly obtained or made, as the case may be, on or prior to the Closing, and will be in full force and effect on the Closing Date, (ii) in the case of the performance by the Company of its obligations hereunder and under the Company Documents and the consummation by the Company of the transactions contemplated hereby and by the Company Documents, the approval of the holders of the Company Common Stock as specified in Section 4.1, (iii) the approval of the United States Small Business Administration (the "SBA") and (iv) the filing of the Certificate of Merger or Articles of Merger with the Secretaries of State of Delaware and Minnesota.

                  Section 4.3. No Breach. The execution, delivery and
                               ---------
performance by the Company of this Agreement and the Company Documents and the consummation by the Company of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not (i) violate any provision of the Articles of Incorporation or By-Laws of the Company; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both, constitute) a default under, any contract or other agreement or instrument to which the Company is a party or by or to which the assets or properties of the Company may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any Governmental Entity against, or binding upon, or any agreement with, or condition imposed by, any Governmental Entity, binding upon the Company, or upon the securities, assets or business of the Company; (iv) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to the Company, or to the securities, assets or business of the Company; (v) result in the creation or imposition of any lien or other encumbrance or the acceleration of any indebtedness or other obligation of the Company; or (vi) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause a violation of, any Permit of the Company; except in the case of (ii) through (vi) above, for violations, conflicts, breaches, defaults, modifications, impairments, liens or other encumbrances that would not, individually or in the aggregate, have a material adverse effect on the business, properties, assets, condition (financial or otherwise), liabilities, operations or prospects of the Company, or adversely affect the consummation of the transactions contemplated hereby (a "Company Material Adverse Effect").

                  Section 4.4. Organization, Standing and Authority. The Company
                               ------------------------------------
is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted or currently proposed to be conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of such activities make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Company Material Adverse Effect. All such jurisdictions are set forth on Section 4.4 of the Company Disclosure
                                    -------------------------------------
Schedule. The copies of the Articles of Incorporation and By-Laws of the Company
--------
included as part of Section 4.4 of the Company Disclosure Schedule constitute
                    ----------------------------------------------
accurate and complete copies of such organizational instruments and accurately reflect all amendments thereto through the date hereof.

                  Section 4.5. Capitalization of the Company. The authorized
                               -----------------------------
capital stock of the Company consists of 9,000,000 shares of Company Common Stock and 1,000,000 shares of Company Preferred Stock. As of the date of this Agreement there were 1,725,438 shares of Company Common Stock and no shares of Company Preferred Stock outstanding. As of the date hereof, there are no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which the Company's stockholders may vote issued or outstanding. Section 4.5
                                                                    -----------
of the Company Disclosure Schedule sets forth a true and complete list as of the
----------------------------------
date indicated of the holders of all (i) outstanding shares of Company Common Stock and (ii) outstanding Company Stock Options, showing as to each such holder the number of shares of Company Common Stock, or Company Stock Options so held, such holder's mailing address and in the case of Company Stock Options, the date of grant, vesting schedule and exercise price of all such Company Stock Options. All outstanding shares of Company Common Stock are duly authorized and are validly issued, fully paid and nonassessable and free of preemptive rights.

                  Section 4.6. Options and Other Stock Rights. Except for
                               ------------------------------
Company Stock Options to acquire 249,000 shares of the Company Common Stock, there is no (i) outstanding option, warrant, call, unsatisfied preemptive right or other agreement of any kind to purchase or otherwise to receive from the Company any of the outstanding, authorized but unissued, unauthorized or treasury shares of Company Common Stock, Company Preferred Stock or any other security of the Company, (ii) outstanding security of any kind convertible into any security of the Company, and (iii) outstanding contract or other agreement to purchase, redeem or otherwise acquire any outstanding shares of Company Common Stock, Company Preferred Stock or any other security of the Company.

                  Section 4.7.  Subsidiaries.
                                ------------

                  (a) The Company does not have any direct or indirect Subsidiaries, other than CDI-LP Holding, Inc. ("CDI-LP"). CDI-LP is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted or proposed to be conducted. CDI-LP is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of such activities make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Company Material Adverse Effect. All such jurisdictions are set forth on Section 4.7(a) of the Company Disclosure Schedule. The copies
                 -------------------------------------------------
of the Articles of Incorporation and By-Laws of CDI-LP included as part of
Section 4.7(a) of the Company Disclosure Schedule constitute accurate and
-------------------------------------------------
complete copies of such organizational instruments and accurately reflect all amendments thereto through the date hereof.

                  (b) All the outstanding shares of capital stock of CDI-LP are duly authorized, validly issued, fully paid and nonassessable and owned by the Company free and clear of any liens, claims or encumbrances. CDI-LP has not issued any securities in violation of any preemptive or similar rights and there are no options, warrants, calls, rights or other securities, agreements or commitments of any character obligating or committing CDI-LP or the Company to issue, deliver or sell shares of CDI-LP's capital stock or debt securities, or obligating CDI-LP or the Company to grant, extend or enter into any such option, warrant, call or other such right, agreement or commitment.

                  (c) As of the date hereof, except as listed in Section 4.7(c)
                                                                 --------------
or Section 4.17 of the Company Disclosure Schedule, the Company has not made any
--------------------------------------------------
advances to or investments in, and does not own any securities of or other interests in, any other person.

                  Section 4.8. Corporate Records. The Company has heretofore
                               -----------------
delivered to Parent true and complete copies of the minute books of the Company and CDI-LP, all as in effect on the date hereof, which books reflect all actions taken at all meetings and consents in lieu of meetings of stockholders, and all actions taken at all meetings and consents in lieu of meetings of the Company's and CDI-LP's Board of Directors and all committees thereof, respectively.

                  Section 4.9. Information in Disclosure Documents. None of the
                               -----------------------------------
information with respect to the Company or its subsidiaries to be included in
(i) the joint prospectus/proxy statement of the Company and Parent (the "Proxy Statement") required to be mailed to the stockholders of the Company and Parent in connection with the Merger and (ii) the Registration Statement to be filed with the Commission by Parent on Form N-14 under the Securities Act for the purpose of registering the shares of Parent Common Stock to be issued in the Merger (the "Registration Statement") will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Company Meeting, or, in the case of the Registration Statement, at the time it becomes effective and at the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however,
                                                          --------  -------
that this provision shall not apply to statements or omissions in the Registration Statement or Proxy Statement based upon information furnished by Parent for use therein. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation or warranty made by the Company contained in this Agreement and no statement contained in any certificate, list, exhibit or other instrument specified in this Agreement, including without limitation the Company Disclosure Schedule, as the same may be amended pursuant to the provisions hereof, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  Section 4.10.  SEC Documents; Financial Statements.
                                 -----------------------------------

                  (a) The Company has filed and will file with the SEC all forms, reports, schedules, statements, exhibits and other documents (other than registration statements on Form S-8 or reports on Form 11-K, in each case relating to employee benefit plans) (collectively, the "Company SEC Documents") required to be filed on or before the date hereof or the Closing Date, respectively, by it under the Securities Act or the Exchange Act. The Company has furnished or made available to Parent true and correct copies of all Company SEC Documents filed by the Company since June 1, 1997 and will promptly furnish to Parent any other Company SEC Document filed by or on behalf of the Company with the SEC from the date hereof to the Closing Date. At the time filed, the Company SEC Documents filed by the Company since June 1, 1997 (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or Exchange Act, as the case may be.

                  (b) The audited consolidated financial statements of the Company for the three years ended June 30, 1997, together with the reports and opinions thereon of Deloitte & Touche LLP and Lurie, Besikof, Lapidus & Co., LLP, and the unaudited consolidated financial statements of the Company for the six months ended December 31, 1997 (the "Company Interim Financial Statements"), which are included in the Company SEC Documents and have previously been delivered to Parent, are collectively referred to herein as the "Company Financial Statements". The Company Financial Statements comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and fairly present, in all material respects, on a consolidated basis, the financial position of the Company at, and the results of its operations for, each of the periods then ended and were prepared in conformity with GAAP applied on a consistent basis, except as otherwise disclosed therein and, subject, in the case of the Company Interim Financial Statements, to normal year-end adjustments, the absence of footnote disclosures, and any other adjustments described therein.

                  Section 4.11.  Liabilities.
                                 -----------

                  (a) The Company does not have any direct or indirect liability, contingent or otherwise, that is required by GAAP to be reflected or reserved for on the financial statements of the Company (collectively, the "Liabilities"), that was not adequately reflected or reserved against on the Audited Financial Statements for the period ended June 30, 1997 or on the Company Interim Financial Statements for the six-month period ended December 31, 1997, other than (i) liabilities incurred in the ordinary course of business since January 1, 1998 consistent with past practices, or (ii) liabilities permitted by this Agreement to be incurred in connection with the transactions contemplated by this Agreement.

                  (b) No payments are due to the SBA as a result of the transactions contemplated hereby, including, without limitation, any accrued interest or dividends resulting from the Company's previous repurchase of its 3% preferred stock from the SBA.

                  Section 4.12. No Material Adverse Change. Except as disclosed
                                --------------------------
in Section 4.12 of the Company Disclosure Schedule, since June 30, 1997, there
   -----------------------------------------------
has been no material adverse change in the management, assets, Liabilities, properties, business, operations, financial condition, results of operations or prospects of the Company.

                  Section 4.13. Compliance with Laws. Except as disclosed in
                                --------------------
Section 4.13 of the Company Disclosure Schedule, the Company is not in violation
-----------------------------------------------
in any material respect of any applicable order, judgment, injunction, award or decree, law, ordinance or regulation or any other requirement of any Governmental Entity applicable to the Company or any of its businesses. The Company has not received notice that any such violation has been alleged or is being investigated.

                  Section 4.14. Permits. The Company has obtained all Permits
                                -------
that are necessary for the ownership and conduct of its businesses as presently conducted or currently proposed to be conducted, other than any Permits, the absence of which would not, individually or in the aggregate, have a Company Material Adverse Effect; such Permits are in full force and effect and are sufficient for the ownership and conduct of such businesses as presently conducted or currently proposed to be conducted; no material violations exist or have been recorded in respect of any Permit; and no proceeding is pending or, to the knowledge of the Company, threatened, that would suspend, revoke or limit any Permit.

                  Section 4.15. Actions and Proceedings. There are no
                                -----------------------
outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving the Company or any of its directors, officers or employees (in their capacities as such). Except as disclosed in
Section 4.15 of the Company Disclosure Schedule, as of the date of this
-----------------------------------------------
Agreement there is no claim, action, suit, litigation, legal, administrative or arbitration proceeding, whether formal or informal (including, without limitation, any claim or notice of intent to institute any matter), which is pending or, to the Company's knowledge, threatened against or involving the Company or any of its directors, officers or employees (in their capacities as such) or properties, capital stock or assets.

                  Section 4.16.  Contracts and Other Agreements.
                                 ------------------------------

                  (a) Section 4.16 of the Company Disclosure Schedule sets forth
                      -----------------------------------------------
as of the date of this Agreement each contract and other agreement as described below (whether or not in writing) which is currently in effect (unless indicated otherwise below) to which the Company is a party or by or to which its assets or properties are bound, excluding agreements with portfolio companies included in the Company's investment portfolio:

                  (i) contracts and other agreements with any current or former officer, director, employee, consultant, agent or other representative of the Company, other than pursuant to Plans described in Section 4.23 of the Company Disclosure Schedule;

                  (ii) contracts and other agreements with any labor union or association representing any employee;

                  (iii) contracts and other agreements for the purchase or sale of equipment or services, which involve the receipt or payment by the Company of an amount in excess of $2,000 per month (in the aggregate in the case of any related series of contracts and other agreements);

                  (iv) contracts and other agreements for the sale of any of the assets or properties of the Company or for the grant to any person of any preferential rights to purchase any of the assets or properties of the Company, which involve the receipt or payment by the Company of an amount in excess of $10,000 (in the aggregate in the case of any related series of contracts and other agreements);

                  (v) contracts and other agreements calling for an aggregate purchase price or payments in any one year of more than $10,000 payable by the Company in any one case (in the aggregate in the case of any related series of contracts and other agreements);

                  (vi) contracts and other agreements, whether or not currently in effect, relating to the acquisition by the Company of any business of, or the disposition of any business involving the Company to, any other person;

                  (vii) contracts relating to the disposition or acquisition of any investment or of any interest in any person, which involved the receipt or payment by the Company of an amount in excess of $10,000 (in the aggregate in the case of any related series of contracts and other agreements);

                  (viii) joint venture and similar agreements which would
             involve the receipt or
             payment by the Company of an amount in excess of $50,000 (in the aggregate in the case of any related series of contracts or other agreements);

                  (ix) contracts and other agreements, whether or not currently in effect, under which the Company agreed to indemnify any party or to share tax liability of any party, which could involve the payment by the Company of an amount in excess of $10,000 (in the aggregate in the case of any related series of contracts or other agreements);

                  (x) contracts and other agreements containing covenants of the
             Company, or, to the Company's knowledge, its officers, directors or employees, not to compete in or solicit employees in any line of business or with any person in any geographical area or covenants of any other person not to compete with or solicit employees from the Company in any line of business or in any geographical area;

                  (xi) contracts and other agreements relating to the making of any loan or other extension of credit by the Company or of any loan by the Company to a stockholder, officer or director of the Company or from a stockholder of the Company to the Company;

                  (xii) contracts and other agreements relating to the borrowing of money by, or indebtedness of, the Company or the direct or indirect guaranty by the Company of any obligation or indebtedness of any other person or Governmental Entity (other than any accounts receivable or accounts payable of the Company), including, without limitation, any (a) agreement or arrangement relating to the maintenance of compensating balances, (b) agreement or arrangement with respect to lines of credit, (c) agreement to advance or supply funds to any other person other than in the ordinary course of business, (d) agreement to pay for property, products or services of any other person even if such property, products or services are not conveyed, delivered or rendered, (e) keep-well, make-whole or maintenance of working capital or earnings or similar agreement, and (f) guaranty with respect to any lease or other similar periodic payments to be made by any such person;

                  (xiii) contracts and other agreements relating to the
             provision by or to the Company of
             third party management or administration services, which involve the receipt or payment by the Company of an amount in excess of $10,000 (in the aggregate in the case of any related series of contracts and other agreements);

                  (xiv) each Lease and lease of personal property which
             requires annual lease payments in excess of $10,000;

                  (xv) contracts and other agreements pursuant to which the
             Company obtains or grants insurance or reinsurance;

                  (xvi) contracts and other agreements between the Company and any Governmental Entity;

                  (xvii) contracts and other agreements which require payments generated by a change in control of the Company;

                  (xviii) contracts and other agreements with any stockholder, director or officer of the Company; and

                  (xix) contracts and other agreements, whether or not currently in effect, relating to disposal of any controlled or hazardous substance or waste.

                  (b)(c) There have been delivered to Parent prior to the date hereof true and complete copies of all of the contracts and other agreements set forth in Section 4.16 of the Company Disclosure Schedule. Each such contract and
         -----------------------------------------------
other agreement is valid, in full force and effect and binding upon the Company and, to the Company's knowledge, the other parties thereto in accordance with its terms, and the Company is not in default in any material respect under any of them and the Company has no knowledge of any threat of cancellation or termination thereunder, nor will the consummation of the transactions contemplated by this Agreement result in a default under any such contract or other agreement or the right to terminate such contract or other agreement. No Permits or other documents or agreements with, or issued by or filed with, any person, have been granted to any other person that provide the right to use any real or tangible personal property comprising any portion of the assets of the Company. The Company is not a party to any contract, commitment, arrangement or agreement which would, following the Closing, restrain or restrict Parent or any affiliate of Parent, from operating the business of the Company in the manner in which it is currently operated.

                  Section 4.17.  Investment Portfolio.
                                 --------------------

                  (a) The Company's investment portfolio was acquired in the ordinary course of business, and a true and complete list of the investments in such portfolio, as of the date hereof, with information included thereon as to the principal terms of, interest rate, and maturity date thereof, and type and value of collateral thereon (if any), as of such date, is listed in Section 4.17
                                                                    ------------
of the Company Disclosure Schedule. Except as disclosed in Section 4.17 of the
----------------------------------                         -------------------
Company Disclosure Schedule, none of the investments included in such portfolio
---------------------------
is in default in the payment of principal or interest or materially impaired. By virtue of the preemption provisions contained in the Small Business Investment Act of 1958, the loans included in the Company's investment portfolio need not comply with the laws and regulations of each of the various states in which the Company does business or in which the Company's borrowers are located.

                  (b) Section 4.17 of the Company Disclosure Schedule sets forth
                      -----------------------------------------------
as of the date of this Agreement each contract and other agreement between the Company and the portfolio companies in which it has invested. Each such contract and other agreement is valid, in full force and effect and binding upon the Company and, to the Company's knowledge, the other parties thereto in accordance with its terms, and the Company is not in default under any of them and the Company has no knowledge of any threat of cancellation or termination thereunder, nor will the consummation of the transactions contemplated by this Agreement result in a default under any such contract or other agreement or the right to terminate such contract or other agreement.

                  Section 4.18.  Real Property.
                                 -------------

                  (a) Section 4.18 of the Company Disclosure Schedule sets forth
                      -----------------------------------------------
a list and summary description of all leases, subleases, licenses, occupancy agreements or other agreements, written and oral, together with any amendments or modifications thereto (each a "Lease" and collectively, the "Leases") with respect to (A) all real property leased by the Company (whether as lessor or lessee and including those in the names of nominees or other entities) and used or occupied in connection with the business of the Company (the "Leased Real Property") and (B) all real property leased or subleased by the Company, as lessor or sublessor, to third parties (such Section 4.18 of the Company
                                            ---------------------------
Disclosure Schedule to include the date of each Lease, the address of the
-------------------
respective Leased Real Property, the amount of square feet of such Leased Real Property, the Lease term commencement date, the Lease term expiration date, any renewal options and any early termination provisions in each case with respect to each portion of the Leased Real Property). The Company does not own any real property.

                  (b) Each Lease is, with respect to the Company, in full force and effect, and to the Company's knowledge, is in full force and effect with respect to each other party thereto. The Company has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Lease, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default by the Company. To the knowledge of the Company, there is no default asserted thereunder by any other party thereto and there are no unasserted defaults. All rentals and other payments due under each such Lease have been duly paid.

                  (c) The Company has not received any notice of any violation of any applicable building, zoning, land use or other similar statutes, laws, ordinances, regulations, permits or other requirements (including, without limitation, the Americans with Disabilities Act) in respect of the Leased Real Properties, which has not been heretofore remedied, and there does not exist any such violations which, individually or in the aggregate, could have a Company Material Adverse Effect. The Company has not received any notice that any operations on or uses of the Leased Real Properties constitute non-conforming uses under any applicable building, zoning, land use or other similar statutes, laws, ordinances, regulations, permits or other requirements. The Company has no knowledge of nor has received any notice (other than published notice not actually received) of any pending or contemplated rezoning proceeding affecting the Leased Real Properties.

                  (d) The Company has not received notice from any insurance carrier regarding defects or inadequacies in the Leased Real Properties, which, if not corrected, would result in termination of the Company's insurance coverage therefor or an increase in the cost thereof.

                  (e) To the knowledge of the Company, there is no pending or threatened: (i) condemnation of any part of the Leased Real Properties by any Governmental Entity; (ii) special assessment against any part of the Leased Real Properties; or (iii) litigation against the Company for breach of any restrictive covenant affecting any part of the Leased Real Properties.

                  (f) The improvements at the Leased Real Properties are in good condition and repair, ordinary wear and tear excepted, and have not suffered any casualty or other damage which has not been repaired.

                  Section 4.19.  Intellectual Property.
                                 ---------------------

                  (a) The Company owns or otherwise possesses all rights as are necessary to use, all patents (and applications therefor), patent disclosures, trademarks, service marks, trade names, registered copyrights (and applications therefor), inventions, discoveries, processes, know-how, systems, scientific, technical, engineering and marketing data, software programs and codes (both source and object), formulae and techniques used in or necessary for the conduct of its business (collectively, "Intellectual Property Rights").

                  (b) The Company has not received notice nor otherwise has reason to know of any conflict or alleged conflict with the rights of others pertaining to the Intellectual Property Rights. The Company's business, as presently conducted, does not infringe upon or violate any intellectual property rights of others. The Company has the unrestricted right to use, free and clear of any rights or claims of others, all trade secrets, processes, customer lists and other rights incident to its businesses as now conducted.

                  (c) The Company is not currently obligated or under any existing liability to make royalty or other payments to any owner of, licensor of, or other claimant to, any patent, trademark, service names, trade names, copyrights, or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. To the Company's knowledge, no employee of the Company has violated any employment agreement or proprietary information agreement which he had with a previous employer or any patent policy of such employer, or is a party to or threatened by any litigation concerning any patents, trademarks, trade secrets, service names, trade names, copyrights, licenses and the like.

                  Section 4.20. Receivables . All accounts receivable and vendor
                                -----------
receivables reflected in the Company Interim Financial Statements, and all accounts receivable and vendor receivables arising subsequent to December 31, 1997, represent bona fide transactions that have arisen in the ordinary course of business, are valid and existing and represent moneys due. The Company has made and will make adjustments to the carrying value of such receivables reasonably considered adequate for receivables not collectible in the ordinary course of its business in accordance with GAAP, consistently applied.

                  Section 4.21. Banking. Section 4.21 of the Company Disclosure
                                -------  --------------------------------------
Schedule contains a complete list of all of the bank accounts and lines of
--------
credit owned or used by the Company, and the names of all persons with authority to withdraw funds from, or execute drafts or checks on, each such account.

                  Section 4.22. Liens. The Company has good and marketable title
                                -----
to all of its respective assets and properties, in each case free and clear of any lien or other encumbrance, except for (i) liens or other encumbrances securing taxes, assessments, governmental charges or levies, or the claims of materialmen, carriers, landlords and like persons, all of which are not yet delinquent or which are being contested in good faith or (ii) liens or other encumbrances of a character that do not detract from the value of the property subject thereto or impair the use of or the access to the property subject thereto, or impair the operation of the Company or detract from its business.

                  Section 4.23.  Employee Benefit Plans.
                                 ----------------------
                  (a) Section 4.23(a) of the Company Disclosure Schedule sets
                      --------------------------------------------------
forth all "employee benefit plans", as defined in Section 3(3) of ERISA, and all other employee benefit arrangements or payroll practices, including, without limitation, any such arrangements or payroll practices providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or to which the Company is obligated to contribute thereunder for current or former employees of the Company or to which the Company has contributed or has been obligated to contribute thereunder within the six-year period preceding the date hereof. Each of the employee benefit plans, practices and arrangements set forth in Section
                                                                       -------
4.23 of the Company Disclosure Schedule shall hereafter be referred to as a
---------------------------------------
"Plan" (or "Plans" as the context may require).

                  (b) None of the Plans is a "multiemployer plan," as defined in
Section 3(37) of ERISA or a "defined benefit plan," as defined in Section 3(35) of ERISA.

                  (c) Each of the Plans that are intended to qualify under
Section 401(a) of the Code, and the trusts maintained pursuant thereto, have been determined to be exempt from federal income taxation under Section 501 of the Code by the IRS (or remain within the remedial amendment period for obtaining an initial determination of exemption from tax), and nothing has occurred with respect to the operation of any such Plan which could cause the loss of such qualification or exemption or the imposition of any liability, penalty or tax under ERISA or the Code.

                  (d) All contributions (including all employer contributions and employee salary reduction contributions) required to have been made under the Plans or by law to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof (including any valid extensions), and all contributions for any period ending on or before the Effective Time which are not yet due will have been paid or accrued on or prior to the Effective Time.

                  (e) There has been no violation of ERISA, the Code or other applicable law with respect to the filing of applicable reports, documents and notices regarding the Plans with the Secretary of Labor or the Secretary of the Treasury, or the furnishing of required reports, documents or notices to the participants or beneficiaries of the Plans.

                  (f) True, correct and complete copies of the following documents, with respect to each of the Plans, have been delivered to Parent by the Company: (i) all plans and related trust documents, and amendments thereto;
(ii) the most recent IRS Forms 5500; (iii) the last IRS determination letter; and (iv) summary plan descriptions.

                  (g) There are no pending actions, claims or lawsuits which have been asserted or instituted against the Plans, the assets of any of the trusts under such plans or the plan sponsor or the plan administrator, or against any fiduciary of the Plans with respect to the operation of such Plans (other than routine benefit claims or actions seeking qualified domestic relations orders), nor does the Company have knowledge of any threatened claim or lawsuit.

                  (h) The Plans have been maintained in accordance with their terms and with all provisions of ERISA and the Code (including rules and regulations thereunder) and other applicable federal and state laws and regulations, and neither the Company nor any "party in interest" or "disqualified person" with respect to the Plans has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or 4975 of the Code that could result in liability to the Company or Parent. No fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Plan.

                  (i) None of the Plans provide retiree life or retiree health benefits except as may be required under applicable state law, Section 4980B of the Code or Section 601 of ERISA or at the expense of the participant or the participant's beneficiary. The Company have complied with the notice and health care continuation requirements of Section 4980B of the Code and Sections 601 through 608 of ERISA.

                  (j) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment becoming due to any employee (current, former or retired) of the Company, (ii) increase any benefits otherwise payable under any Plan or (iii) result in the acceleration of the time of payment or vesting of any benefits under any Plan, except for accelerated vesting of Company Stock Options.

                  Section 4.24.  Employee Relations.
                                 ------------------
                  (a) The Company is in compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes. The Company is not engaged in any unfair labor practice or discriminatory employment practice and no complaint of any such practice against the Company has been filed or, to the Company's knowledge, threatened to be filed with or by the National Labor

Relations Board, the Equal Employment Opportunity Commission or any other administrative agency, federal or state, that regulates labor or employment practices, nor is any grievance filed or, to the Company's knowledge, threatened to be filed, against the Company by any employee pursuant to any collective bargaining or other employment agreement to which the Company is a party or is bound. The Company is in compliance with all applicable foreign, federal, state and local laws and regulations regarding occupational safety and health standards, and has received no complaints from any foreign, federal, state or local agency or regulatory body alleging violations of any such laws and regulations.

                  (b) The employment of all persons employed by the Company is terminable at will without any penalty or severance obligation of any kind on the part of the employer. All sums due for employee compensation and benefits and all vacation time owing to any employees of the Company have been duly and adequately accrued on the accounting records of the Company. All employees of the Company are either United States citizens or resident aliens specifically authorized to engage in employment in the United States in accordance with all applicable laws.

                  Section 4.25. Insurance. Section 4.25 of the Company
                                ---------  ---------------------------
Disclosure Schedule sets forth a list of all policies or binders of errors and
-------------------
omissions, fire, liability, product liability, workmen's compensation, vehicular and other insurance held by or on behalf of the Company (collectively, the "Insurance Policies"). Such Insurance Policies are in full force and effect and are in amounts of a nature which are adequate and customary for the Company's business. In addition, Section 4.25 of the Company Disclosure Schedule sets
                       -----------------------------------------------
forth in respect of the Insurance Policies (i) a description of occurrences reported involving amounts in excess of $10,000 and (ii) the aggregate amount paid out under each such policy during the period from January 1, 1995 through the date hereof. There have been no disputes regarding denial or nonpayment of claims under any Insurance Policy.

                  Section 4.26. Officers, Directors, Employees, Consultants.
                                -------------------------------------------
Section 4.26 of the Company Disclosure Schedule sets forth (i) the name of each
-----------------------------------------------
officer and director of the Company and the amount of compensation paid during fiscal 1997 and the amount reasonably expected to be paid during fiscal 1998,
(ii) the name of each other employee or class of employees of the Company who either (x) received compensation in fiscal 1997 in excess of $50,000 or (y) is anticipated to receive, based on current compensation levels, compensation in fiscal 1998 in excess of $50,000, indicating the amount of such compensation for such persons for fiscal 1997 and fiscal 1998; and (iii) a list of all employees employed by the Company at January 1, 1998. The Company does not employ any person as a consultant, whose employment cannot be terminated on not less than 30 days' notice without penalty.

                  Section 4.27. Transactions with Directors, Officers and
                                -----------------------------------------
Affiliates. Except as disclosed in Section 4.27 of the Company Disclosure
----------                         --------------------------------------
Schedule, since January 1, 1996, there have been no transactions between the
--------
Company and any director, officer, employee, stockholder or other affiliate of the Company or loans, guarantees or pledges to, by or for the Company from, to, by or for any of such persons in excess of $5,000. Since January 1, 1996, other than as disclosed on Section 4.27 of the Company Disclosure Schedule, none of the officers, directors or employees of the Company, or any spouse or relative of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any firm, corporation, association or business enterprise which during such period has been a supplier, customer or sales agent of the Company or has competed with or been engaged in any business of the kind being conducted by the Company, except for an investment in less than 5% of the outstanding equity of any such firm, corporation, association or business enterprise, the equity of which is publicly traded.

                  Section 4.28. Operations of the Company. Except as disclosed
                                -------------------------
in Section 4.16 or 4.28 of the Company Disclosure Schedule and except as may
   -------------------------------------------------------
result from the transactions contemplated by this Agreement, since June 30, 1997, the Company has not:

                           (i) amended its Certificate of Incorporation or
                  by-laws or merged with or into or consolidated with any other person, subdivided or in any way reclassified any shares of its capital stock or changed or agreed to change in any manner the rights of its outstanding capital stock or the character of its business;

                           (ii) issued or sold or purchased, or issued options
                  or rights to subscribe to, or entered into any contracts or commitments to issue or sell or purchase, any shares of its capital stock or any of its bonds, notes, debentures or other evidences of indebtedness, other than (x) options granted pursuant to the Company's 1997 Stock Option Plan or (y) Company Common Stock issued upon exercise of Company Stock Options;

                           (iii) entered into or amended any agreement with any
                  labor union or association representing any employee, or, except for Plans referred to in Section 4.23 of the Company
                                                  ---------------------------
                  Disclosure Schedule, made any wage or salary increase or
                  -------------------
                  bonus, or increase in any other direct or indirect compensation, for or to any of its officers, directors, employees, consultants, agents or other representatives in excess of $10,000, or commitment or agreement to make or pay the same;

                           (iv) declared or made any Distributions to any
                  stockholder or made any direct or indirect redemption, retirement, purchase or other acquisition of any shares of its capital stock;

                           (v) made any change in its accounting methods or
                  practices or made any change in depreciation or amortization policies, except as required by law or GAAP;

                           (vi) made any loan or advance to its stockholders or
                  to any of the directors, officers or employees of the Company, consultants, agents or other representatives, or otherwise than in the ordinary course of business made any other loan or advance;

                           (vii) except in the ordinary course of business
                  consistent with past practice, (A) entered into any Lease; (B) sold, abandoned or made any other disposition of any of its assets or properties; (C) granted or suffered any lien or other encumbrance on any of its assets or properties; (D) entered into or amended any contract or other agreement to which it is a party, or by or to which it or its assets or properties are bound or subject which if existing on the date hereof would need to be disclosed in Section 4.16 of the
                                                       -------------------
                  Company Disclosure Schedule;
                  ---------------------------
                           (viii) made or entered into any agreement to make any
                  acquisition of all or a substantial part of the assets, properties, securities or business of any other person, other than investments in portfolio companies identified on Section
                                                                        -------
                  4.17 of the Company Disclosure Schedule;
                  ---------------------------------------

                           (ix) paid, directly or indirectly, any of its
                  Liabilities before the same became due in accordance with its terms or otherwise than in the ordinary course of business;

                           (x) terminated or failed to renew, or received any
                  written threat (that was not subsequently withdrawn) to terminate or fail to renew, any contract or other agreement that is or was material to the assets, liabilities, properties, business, operations, condition (financial or otherwise), operations or prospects of the Company;

                           (xi) made any revaluation of any assets or write-down
                  of the value of any receivables of the Company in excess of $10,000, other than revaluations of the Company's investment portfolio on a quarterly basis consistent with past practice;

                           (xii) except in the ordinary course of business
                  consistent with past practice, accelerated the collection, or sale to third parties, of any receivables of the Company, or delayed the payment of any payables of the Company;

                           (xiii) entered into any other contract or other
                  agreement or other transaction that obligates the Company to pay an amount in excess of $10,000, which contract is not terminable by the Company upon not more than 30 days' notice; or

                           (xiv) suffered any damage, destruction or loss,
                  whether covered by insurance or not, which has had or could have a Company Material Adverse Effect.

                  Section 4.29. Brokerage. No broker, agent or finder has acted,
                                ---------
directly or indirectly, for the Company or, to the knowledge of the Company, any of the Company Stockholders, nor has the Company or, to the knowledge of the Company, any of the Company Stockholders, incurred any obligation to pay any brokerage fee, agent's commission or finder's fee or other commission in connection with the transactions contemplated by this Agreement.

                  Section 4.30.  Taxes.
                                 -----

                  (a) The Company has duly and timely filed all federal, state, local, foreign and other tax returns and reports required to be filed by it on or before the date hereof, and has either (i) paid all Taxes of the Company due and payable or (ii) has accrued on the consolidated balance sheet of the Company included in the Company Interim Financial Statements previously furnished to Parent (in accordance with GAAP applied on a basis consistent with that of prior years) all Taxes required to be accrued by the Company on or before the date hereof. All of such returns or reports are true, accurate and complete and reflect the Tax liability in all material respects for which the Company could be held responsible and all Taxes for which the Company could be held responsible as shown on such returns or reports as due and payable have been paid.

                  (b) The Company is not delinquent in the payment of any Taxes for which the Company could be held responsible, nor has the Company requested any extension of time within which to file any Tax return which return has not since been filed, nor has the Company waived or tolled the running of any statute of limitations with respect to any such Taxes.

                  (c) No deficiency for any Tax has been threatened, asserted or assessed against the Company, and there are neither unresolved questions or claims, nor proceedings or actions pending (including an audit of any tax return filed by the Company with any federal, state, local or foreign taxing authority), concerning either the Tax liability of the Company or the collection or assessment of any Tax for any period for which returns have been filed or were due.

                  (d) The Company has delivered to Parent true and correct copies of any filed tax returns (including information returns and Forms 1120) of the Company which refer to any period of time from July 1, 1992, through the date of this Agreement or to any event which occurred during that period of time. The Company has not filed an election under Section 341(f) of the Code that is applicable to the Company or any asset held by the Company. In addition, none of the Company's debt is corporate acquisition indebtedness within the meaning of Section 279 of the Code. The Company has not agreed, nor is required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise. The Company is not subject to or a member of any joint venture, partnership or other arrangement or contract which is treated as a partnership for federal income tax purposes. The Company has withheld and, if due, paid all Taxes required to have been withheld and, if due, paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party. There are no pending claims or assessments for Taxes payable by the Company. Neither the Company nor any of its affiliates has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

                  (e) Section 4.30 of the Company Disclosure Schedule lists each
                      -----------------------------------------------
state in which the Company is required to file Tax returns.

                  (f) Except as disclosed in Section 4.30 of the Company
                                             ---------------------------
Disclosure Schedule, the amount of the Company's earnings and profits, as
-------------------
defined for purposes of Subchapter C of the Code, at the end of fiscal year 1997, is set forth on, or can be determined from the information set forth in, the financial statements of the Company for the year ended June 30, 1997 and/or the income tax returns (including information returns and Forms 1120) of the Company through the date hereof, furnished to Parent by the Company. It is not anticipated that there will be any change in any such amount other than by virtue of the ordinary conduct of the Company's business from June 30, 1997 through the date of the Closing.

                  (g) The Company intends to elect regulated investment company status under Subchapter M of the Code for its fiscal year ending June 30, 1998.

                  Section 4.31. Execution and Validity of Employment Agreements.
                                -----------------------------------------------
The Company is not a party to any contract, commitment, arrangement or agreement which could, following the Closing, restrain or restrict the parties to the Employment

Agreements from performing their respective obligations thereunder.

                  Section 4.32.  Environmental Laws.
                                 ------------------

                  (a) The Company (i) is in compliance in all respects with all Environmental Laws; (ii) has obtained all necessary Environmental Permits, the failure of which to obtain could have a Company Material Adverse Effect, all of which are in full force and effect; and (iii) is in compliance with all terms and conditions of such Environmental Permits.

                  (b) The Company has not violated or done any act which could give rise to material liability under, and has not otherwise failed to act in a manner which would expose it to material liability under, any Environmental Law. No event has occurred which, upon the passage of time, the giving of notice, or failure to act would reasonably be expected to give rise to material liability to the Company under any Environmental Law.

                  (c) To the Company's knowledge, no Hazardous Material has been released, spilled, discharged, dumped, disposed of, or otherwise come to be located in, at or beneath any of the Leased Real Property or any properties or assets formerly owned, operated or otherwise controlled by the Company and used in the conduct of the Company's business (i) in violation of any Environmental Law, or (ii) in such manner as would reasonably be expected to cause an environmental liability of the Company.

                  (d) To the Company's knowledge, there have been and are no:
(i) aboveground or underground storage tanks; (ii) surface impoundments for Hazardous Materials; (iii) wetlands as defined under Environmental Law or (iv) asbestos containing materials or PCBs or PCB-containing equipment, located within any portion of the Leased Real Property, which individually or in the aggregate could have a Company Material Adverse Effect.

                  (e) No liens have been placed upon any Leased Real Property in connection with any actual or alleged liability under any Environmental Law.

                  (f) (i) There is no pending or, to the knowledge of the Company, threatened, claim, litigation or administrative proceeding against the Company arising under any Environmental Law; (ii) the Company has no ongoing negotiations with or agreements with any Governmental Entity relating to any Remedial Action or other environmentally-related claim; (iii) the Company has not submitted notice pursuant to Section 103 of CERCLA or analogous statute or notice under any applicable Environmental Law reporting a release of a Hazardous Material into the environment; and (iv) the Company has not received any notice, claim, demand, suit or request for information from any Governmental Entity or private entity with respect to any liability or alleged liability under any Environmental Law, nor to the knowledge of the Company, has any other entity whose liability therefor, in whole or in part, may be attributed to the Company, received such notice, claim, demand, suit or request for information. Neither the Company, nor to the Company's knowledge, any prior owner or operator of the Leased Real Property has generated, disposed of, or arranged for the disposal of any Hazardous Material except in compliance with Environmental Law.

                  (g) The Company has not, and, to the knowledge of the Company, no other entity whose liability therefor, in whole or in part, may be attributed to the Company has, disposed of any Hazardous Material at any location which is identified on the current or proposed (i) National Priorities List under 40 C.F.R. 300 Appendix B, (ii) CERCLIS list or (iii) the Leaking Underground Storage Tank list or any analogous state list.

                  (h) The Company has provided to Parent all environmental studies and reports pertaining to the Leased Real Property, the operations conducted thereon and the Company made by or at the direction of the Company or otherwise in the Company's possession.

                  Section 4.33. Accounting Matters. Neither the Company nor, to
                                ------------------
the knowledge of the Company, any Company Stockholder or any affiliates thereof, has taken or agreed to take any action that would prevent Parent from accounting for the business combination to be effected by the Merger as a "pooling of interests".

                  Section 4.34. Company Action. The Board of Directors of the
                                --------------
Company (at a meeting duly called and held) has by the requisite vote of all directors present (a) determined that the Merger is advisable and fair and in the best interests of the Company and its stockholders, (b) approved the Merger in accordance with the provisions of Section 302A.613 of the Minnesota Corporation Law and (c) recommended the approval of this Agreement and the Merger by the holders of the Company Common Stock and directed that the Merger be submitted for consideration by the Company's stockholders at the Company Meeting.

                                   ARTICLE V.

                Representations and Warranties of Parent and Sub
                ------------------------------------------------

                  Parent and Sub represent and warrant to the Company that, except as set forth in the disclosure schedule attached hereto (the "Parent Disclosure Schedule"), which Parent Disclosure Schedule and shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Article V:

                  Section 5.1. Execution and Delivery. Each of Parent and Sub
                               ----------------------
has the corporate power and authority to enter into this Agreement and each agreement, document or instrument contemplated hereby or to be delivered in connection herewith to which such person is a party (the "Parent Documents") and to carry out its respective obligations hereunder and thereunder. The execution, delivery and performance by Parent and Sub of this Agreement and the Parent Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Parent and Sub, as applicable (and, in the case of this Agreement, by the Board of Directors of Sub and by Parent as the sole stockholder of Sub). This Agreement constitutes the valid and binding obligation of Parent and Sub and the Parent Documents will constitute the valid and binding obligations of Parent and Sub, when executed by such person, in each case, enforceable in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought. No other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement or the Parent Documents and the transactions contemplated hereby and thereby.

                  Section 5.2. Consents and Approvals. The execution and
                               ----------------------
delivery by Parent and Sub of this Agreement and the Parent Documents to which such person is a party, the performance by Parent and Sub of their respective obligations hereunder and thereunder and the consummation by Parent and Sub of the transactions contemplated hereby and thereby do not require Parent or Sub to obtain any consent, approval or action of, or make any filing or registration with or give any notice to, any Governmental Entity, other than (i) in connection, or in compliance, with the provisions of the H-S-R Act, the Securities Act, the Exchange Act and the corporation, securities or blue sky laws or regulations of various states, all of which will be duly obtained or made, as the case may be, on or prior to the Closing, and will be in full force and effect on the Closing Date, (ii) the approval of the SBA, (iii) the filing of the Certificate of Merger or Articles of Merger with the Secretaries of State of Delaware and Minnesota and (iv) as to which the failure to so obtain, file or register would not have a material adverse effect on the business, properties, assets, condition (financial or otherwise), liabilities, or operations of Parent and its Subsidiaries, taken as a whole, or prevent the consummation of the transactions contemplated hereby (a "Parent Material Adverse Effect").

                  Section 5.3. No Breach. The execution, delivery and
                               ---------
performance by Parent and Sub of this Agreement and the Parent Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby in accordance with the terms and conditions hereof and thereof will not (i) violate any provision of the Certificate of Incorporation or By-Laws of Parent or Sub; (ii) violate, conflict with or result in the breach of any of the terms of, result in any modification of the effect of, otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both, constitute) a default under, any contract or other agreement or instrument to which Parent or Sub is a party or by or to which the assets or properties of Parent or Sub may be bound or subject; (iii) violate any order, judgment, injunction, award or decree of any Governmental Entity against, or binding upon, or any agreement with, or condition imposed by, any Governmental Entity, binding upon Parent or Sub, or upon the securities, assets or business of Parent or Sub;
(iv) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to Parent or Sub, or to the securities, assets or business of Parent or Sub; (v) result in the creation or imposition of any lien or other encumbrance or the acceleration of any indebtedness or other obligation of Parent or Sub; or (vi) result in the breach of any of the terms or conditions of, constitute a default under, or otherwise cause an impairment of, any Permit of Parent or Sub; except in the case of (ii) through (vi) for violations, conflicts, breaches, defaults, modifications, impairments, liens or other encumbrances that would not, individually or in the aggregate, have a Parent Material Adverse Effect.

                  Section 5.4.  SEC Documents; Financial Statements.
                                -----------------------------------

                  (a) Parent has filed and will file with the SEC all forms, reports, schedules, statements, exhibits and other documents (other than registration statements on Form S-8 or reports on Form 11-K, in each case relating to employee benefit plans) (collectively, the "Parent SEC Documents") required to be filed on or before the date hereof or the Closing Date, respectively, by it under the Securities Act or the Exchange Act. Parent has furnished or made available to the Company true and correct copies of all Parent SEC Documents filed by Parent since December 31, 1996 and will promptly furnish to the Company any other Parent SEC Document filed by or on behalf of Parent with the SEC from the date hereof to the Closing Date. At the time filed, the Parent SEC Documents filed by Parent since December 31, 1996 (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or Exchange Act, as the case may be.

                  (b) The audited consolidated financial statements of Parent for the period from May 30, 1996 (commencement of operations) to December 31, 1996, together with the report and opinion thereon of Arthur Andersen LLP, and the unaudited consolidated financial statements of Parent for the nine months ended September 30, 1997 (the "Parent Interim Financial Statements"), which are included in the Parent SEC Documents and have previously been delivered to the Company, are collectively referred to herein as the "Parent Financial Statements". The Parent Financial Statements comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto; and fairly present, in all material respects, on a consolidated basis, the financial position of Parent at, and the results of its operations for, each of the periods then ended and were prepared in conformity with GAAP applied on a consistent basis, except as otherwise disclosed therein and, subject, in the case of the Parent Interim Financial Statements, to normal year-end adjustments, the absence of footnote disclosures, and any other adjustments described therein.

                  Section 5.5. Shares of Parent Common Stock. The shares of
                               -----------------------------
Parent Common Stock will, when issued and delivered to the Company Stockholders pursuant to Section 3.1(a), be duly authorized, validly issued, fully paid, non-assessable, and free of all liens and other encumbrances of any kind or nature whatsoever.

                  Section 5.6. Organization, Standing and Authority of Parent
                               ----------------------------------------------
and Sub. Each of Parent and Sub is a corporation duly organized, validly
-------
existing and in good standing under the laws of Delaware, and has all requisite power and authority to own, lease and operate its assets, properties and businesses and to carry on its businesses as now being conducted or currently proposed to be conducted. Parent is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or held under lease or the nature of such activities make such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a Parent Material Adverse Effect. Sub has not engaged in any business (other than certain organizational matters) since the date of its incorporation. The copies of the Certificate of Incorporation and By-Laws of Parent and Sub included as part of Section 5.6 of
                                                                --------------
the Parent Disclosure Schedule constitute accurate and complete copies of such
------------------------------
organizational instruments and accurately reflect all amendments thereto through the date hereof.

                  Section 5.7.  Capitalization.
                                --------------

                  (a) The authorized capital stock of Parent consists of 15,000,000 shares of Parent Common Stock and 1,000,000 shares of preferred stock, par value $.01 per share. As of December 31, 1997, there were 12,880,296 shares of Parent Common Stock and no shares of preferred stock outstanding and there have been no material changes in such numbers through the date hereof. As of the date hereof, there are no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which

Parent's stockholders may vote issued or outstanding. All outstanding shares of Parent Common Stock are duly authorized and are validly issued, fully paid and nonassessable. Except for options to purchase Parent Common Stock outstanding under Parent's 1996 Stock Option Plan and 1996 Non-Employee Directors Stock Option Plan, each as amended to date, there are no options, warrants, calls or other rights, agreements or commitments presently outstanding obligating Parent to issue, deliver or sell shares of its capital stock or debt securities, or obligating Parent to grant, extend or enter into any such option, warrant, call or other such right, agreement or commitment.

                  (b) The authorized capital stock of Sub consists of 100 shares of Sub Common Stock, all of which are duly authorized, validly issued, fully paid and nonassessable.

                  Section 5.8. Brokerage. Except for Gelband & Company, Inc., no
                               ---------
broker, agent or finder has acted, directly or indirectly, for Parent or Sub. Except for the fee due to Gelband & Company, Inc., Parent and Sub have not incurred any obligation to pay any brokerage fees, agent's commissions or finder's fee or commission in connection with the transactions contemplated by this Agreement.

                  Section 5.9. Information in Disclosure Documents. None of the
                               -----------------------------------
information supplied by Parent or Sub for inclusion in the Registration Statement and the Proxy Statement will, in the case of the Proxy Statement or any amendments or supplements thereto, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, or, in the case of the Registration Statement, at the time it becomes effective and at the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this provision shall not apply to
                --------  -------
statements or omissions in the Registration Statement or Proxy Statement based upon information furnished by the Company for use therein. The Registration Statement will comply as to form in all material respects with the provisions of the Securities Act, and the rules and regulations promulgated thereunder. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. No representation or warranty made by Parent contained in this Agreement and no statement contained in any certificate, list, exhibit or other instrument specified in this Agreement, including without limitation the Parent Disclosure Schedule, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

                  Section 5.10. No Material Adverse Change. Since December 31,
                                --------------------------
1996, there has been no material adverse change in the management, assets, liabilities, properties, business, operations, financial condition or results of operations of Parent.

                  Section 5.11. Sub Action. The Board of Directors of Sub (at a
                                ----------
meeting duly called and held) has by the requisite vote of all directors present approved the Merger in accordance with the provisions of Section 251 of the Delaware Corporation Law.

                                   ARTICLE VI.

                            Covenants and Agreements
                            ------------------------

                  Each of Parent, Sub and the Company (as applicable) covenant and agree as follows:

                  Section 6.1.  Conduct of Business. Prior to the Effective
                                -------------------
Date, unless Parent shall otherwise agree in writing:

                  (a) The Company shall, and shall cause CDI-LP to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, and shall, and shall cause CDI-LP to, use their best efforts to preserve intact their present business organizations, keep available the services of their present officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their goodwill and on-going businesses shall be unimpaired at the Effective Date, except such impairment as would not have a Company Material Adverse Effect. The Company shall, and shall cause CDI-LP to, (i) maintain insurance coverages and its books, accounts and records in the usual manner consistent with prior practices;
(ii) comply in all material respects with all laws, ordinances and regulations of Governmental Entities applicable to the Company and CDI-LP; (iii) maintain and keep its properties and equipment in good repair, working order and condition, ordinary wear and tear excepted; and (iv) perform in all material respects its obligations under all contracts and commitments to which it is a party or by which it is bound, in each case other than where the failure to so maintain, comply or perform, either individually or in the aggregate, would result in a Company Material Adverse Effect.

                  (b) The Company shall not, and shall not permit CDI-LP to, undertake any of the actions specified in Section 4.28.

                  (c) The Company shall not, nor shall it permit CDI-LP to, take or cause to be taken any action, whether before or after the Effective Date, which would disqualify the Merger as a "pooling of interests" for accounting purposes or as a "reorganization" within the meaning of Section 368(a) of the Code.

                  Section 6.2. Litigation Involving the Company. Prior to the
                               --------------------------------
Closing Date, the Company shall notify Parent of any actions or proceedings of the type required to be described in Sections 4.15, 4.30 or 4.32 that are threatened or commenced against the Company, or against any officer or director, property or asset of the Company, or with respect to the Company's affairs, promptly upon the Company becoming aware thereof, and of any requests of the Company or, to the knowledge of the Company, any Company Stockholder, for additional information or documentary materials by any Governmental Entity in connection with the transactions contemplated hereby promptly upon the Company becoming aware thereof. As to compliance with such requests for such information, the Company shall consult with and obtain the consent of Parent, which consent shall not be withheld unreasonably; provided that such consent shall be unnecessary where such information is required by law to be provided.

                  Section 6.3. Continued Effectiveness of Representations and
                               ----------------------------------------------
Warranties of the Parties. From the date hereof through the Closing Date, (a)
-------------------------
the Company shall use all reasonable efforts to conduct its affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties of the Company contained in Article IV shall continue to be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date as if made on and as of the Closing Date, (i) except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period, and (ii) in the case of Section 4.12 only, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein; (b) Parent and Sub shall use their respective reasonable efforts to conduct their affairs in such a manner so that, except as otherwise contemplated or permitted by this Agreement, the representations and warranties contained in Article V shall continue to be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date as if made on and as of the Closing Date, (i) except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period, and (ii) in the case of
Section 5.10
only, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein; (c) the Company shall promptly notify Parent and Sub of any event, condition or circumstance occurring from the date hereof through the Closing Date of which the Company becomes aware that would cause any material revisions to the Company Disclosure Schedule provided by the Company pursuant to this Agreement, or that would constitute a violation or breach of this Agreement by the Company; and (d) Parent and Sub shall promptly notify the Company of any event, condition or circumstance occurring from the date hereof through the Closing Date of which it becomes aware that would cause any material revisions to the Parent Disclosure Schedule provided by Parent or Sub pursuant to this Agreement, or that would constitute a violation or breach of this Agreement by Parent or Sub. No such notification shall be deemed an amendment to the Disclosure Schedules to this Agreement, except as otherwise provided by this Agreement.

                  Section 6.4.  Corporate Examinations and Investigations.
                                -----------------------------------------

                  (a) As promptly as practicable after the date hereof, but in no event later than 10 days after the date hereof, the Company shall furnish copies or make available to Parent all due diligence materials requested by Parent, its legal counsel or accountants. The Company and CDI-LP shall afford to Parent and to Parent's accountants, counsel and other representatives full access during normal business hours (and at such other times as the parties may mutually agree) throughout the period prior to the Effective Date to all of the Company's and CDI-LP's properties, books, contracts, commitments, records and personnel and, during such period, the Company shall furnish promptly to Parent all information concerning its business (including any applications or notifications made to or by any Governmental Entity), properties and personnel as Parent may reasonably request. In addition, the Company shall promptly deliver to Parent all regulatory reports that are filed with respect to the Company or CDI-LP and any correspondence between the Company or CDI-LP on the one hand and any regulatory agency on the other hand.

                  (b) Parent shall cooperate with the Company as the Company shall reasonably request in connection with the Company's due diligence review of the Parent, to the extent necessary to confirm the accuracy of Parent's and Sub's representations and warranties.

                  (c) If this Agreement terminates, the parties hereto and their respective affiliates shall keep confidential and shall not use or retain in any manner any information or documents obtained from any other party concerning its assets, liabilities, properties, business or operations, unless readily ascertainable from public or published information or trade sources or already known or subsequently developed by it independently of any investigation of any other party, or received from a third party not under an obligation to such other party to keep such information confidential.

                  Section 6.5. Preparation of Company Restated Financial
                               -----------------------------------------
Statements. Promptly after the execution of this Agreement, the Company shall
----------
cause to be prepared (i) the consolidated balance sheet of the Company and CDI-LP as of December 31, 1997, together with the respective related consolidated statements of income, shareholders' equity and cash flows for the 12 months ended December 31, 1997 and 1996 and (ii) the information required by
Item 301 "Selected Financial Data" of Regulation S-K of the SEC for the 12 months ended December 31, 1995 and 1994 (the "Company Restated Financial Statements"). The Company Restated Financial Statements shall be prepared in accordance with GAAP applied on a basis consistent with that used in, and in accordance with the same accounting principles applied in, the preparation of the Company Financial Statements and shall include all information and schedules as are required by Regulation S-X of the SEC. The Company shall cause Deloitte & Touche LLP to audit the Company Restated Financial Statements, other than the Selected Financial Data for 1995 and 1994, and shall cause Deloitte & Touche LLP to issue, on or prior to the Effective Date, an opinion containing no qualifications or exceptions with respect to the scope of its audit or otherwise on the Company Restated Financial Statements that such accountants have audited the Company Restated Financial Statements in accordance with generally accepted auditing standards and that the Company Restated Financial Statements were prepared in accordance with GAAP. The Company shall cause the Company Restated Financial Statements, together with the opinion of Deloitte & Touche LLP referenced above, to be delivered to Parent on or prior to the Effective Date. In connection with the preparation of Parent's securities law filings, Arthur Andersen LLP shall have access to Deloitte & Touche LLP's work papers and personnel.

                  Section 6.6.  Registration Statement/Proxy Statement.
                                --------------------------------------

                  (a) As promptly as practicable after the execution of this Agreement, the Company and Parent shall prepare and file with the SEC preliminary proxy materials which shall constitute the preliminary Proxy Statement and a preliminary prospectus with respect to the Parent Common Stock to be issued in connection with the Merger. As promptly as practicable after comments are received from the SEC with respect to the preliminary proxy materials and after the furnishing by the Company and Parent of all information required to be contained therein, the Company shall file with the SEC the definitive Proxy Statement and Parent shall file with the SEC the definitive Proxy Statement and the Registration Statement and Parent and the Company shall use all reasonable efforts to cause the Registration Statement to become effective as soon thereafter as practicable.

                  (b) Parent and the Company shall make all necessary filings with respect to the Exemptive Relief under the 1940 Act and shall use all reasonable efforts to obtain required approvals and clearances with respect thereto.

                  Section 6.7.  Compliance with the Securities Act.
                                ----------------------------------

                  (a) Prior to the Effective Date the Company shall cause to be delivered to Parent an opinion (satisfactory to counsel for Parent) of Lindquist & Vennum P.L.L.P., identifying all persons who were, in its opinion, at the time of the Company Meeting convened in accordance with Section 3.9(a), "affiliates" of the Company as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act (the "Affiliates").

                  (b) The Company shall use its best efforts to obtain a written agreement from each person who is identified as a possible Affiliate in the opinion referred to in clause (a) above, in the form previously approved by the parties, that he or she will not offer to sell, sell or otherwise dispose of any of the Parent Common Stock issued to him or her pursuant to the Merger, except in compliance with Rule 145 or another exemption from the registration requirements of the Securities Act. The Company shall deliver such written agreements to Parent on or prior to the Effective Date. The Company shall use its best efforts to cause each person who is identified as an Affiliate in such opinion to deliver to Parent, on or prior to the earlier of (i) the mailing of the Proxy Statement/Prospectus or (ii) the 30th day prior to the Effective Date, a written agreement, in substantially the form attached hereto as Exhibit G,
                                                                  ---------
that such Affiliate will not thereafter sell or in any other way reduce such Affiliate's risk relative to any Parent Common Stock received in the Merger (within the meaning of the SEC's Financial Reporting Release No. 1, "Codification of Financing Reporting Policies, " ss. 201.01 (47 F.R. 21030)
---------------------------------------------
(April 15, 1982)), until such time as financial results (including combined sales and net income) covering at least 30 days of post-merger operations have been published, except as permitted by Staff Accounting Bulletin No. 76 issued by the SEC. As soon as is reasonably practicable but in no event later than 45 days after the end of the first fiscal quarter of Parent ending at least 30 days after the Effective Date, Parent will publish results including at least 30 days of combined operations of Parent and the Company as referred to in the written agreements provided for by this Section 6.7(b).

                  Section 6.8.  Nasdaq Listing.  Parent shall use its best
                                --------------
efforts to list on the Nasdaq National Market, the Parent Common Stock to be issued pursuant to the Merger.

                  Section 6.9. Acquisition Proposals. The Company will notify
                               ---------------------
Parent promptly if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with, the Company or, to the knowledge of the Company, any of the Company

Stockholders, in each case in connection with any acquisition, business combination or purchase of all or any material portion of the assets of, or any equity interest in, the Company, and will furnish to Parent a copy of any such proposal received by any of them.

                  Section 6.10. No Shopping. Subject to the fiduciary duties of
                                -----------
the Board of Directors of the Company, as advised in writing by outside counsel, prior to the earlier of (i) the Effective Time or (ii) the termination of this Agreement, the Company shall not, directly or indirectly, through any officer, director, employee, representative, agent, financial advisor or otherwise (x) solicit, initiate or knowingly encourage (including by way of furnishing information) inquiries or submission of proposals or offers from any person relating to any sale of all or any portion of the assets, business, properties of (other than immaterial or insubstantial assets), or any equity interest in, the Company or any business combination with the Company, whether by merger, consolidation, purchase of assets, tender offer, recapitalization, liquidation, dissolution or otherwise or any other transaction, the consummation of which would or could impede, interfere with, prevent or materially delay the Merger (each, an "Acquisition Proposal") or (y) participate in any negotiation regarding, or furnish to any other person any information with respect to, or otherwise knowingly cooperate in any way with, or knowingly assist in, facilitate or encourage, any effort or attempt by any other person to do or seek to do any of the foregoing.

                  Section 6.11. Parent and Sub Approvals. Parent and Sub shall
                                ------------------------
take all reasonable steps necessary or appropriate to obtain as promptly as practicable all necessary approvals, authorizations and consents of any person or Governmental Entity required to be obtained by Parent and Sub to consummate the transactions contemplated hereby, and will cooperate with the Company in seeking to obtain all such approvals, authorizations and consents. Parent and Sub shall use all reasonable efforts to provide such information to such persons, bodies and authorities as such persons, bodies or authorities or the Company may reasonably request.

                  Section 6.12. Company Approvals. The Company shall take all
                                -----------------
reasonable steps necessary or appropriate to obtain as promptly as practicable all necessary approvals, authorizations and consents of any third party or Governmental Entity required to be obtained by the Company to consummate the transactions contemplated hereby and will cooperate with Parent in seeking to obtain all such approvals, authorizations and consents. The Company shall use all reasonable efforts to provide such information to such persons, bodies and authorities as such persons, bodies and authorities or Parent may reasonably request.

                  Section 6.13.  Distribution.  The Company shall not declare,
                                 ------------
set aside or pay any Distribution, including any

Distribution relating to its C corporation accumulated earnings and profits, prior to the Effective Time.

                  Section 6.14. Expenses. Except as otherwise specifically
                                --------
provided herein, Parent, Sub and the Company shall bear their respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including, without limitation, all fees and expenses of investment bankers, agents, representatives, counsel and accountants ("Transaction Expenses"). In any action, suit or proceeding under or to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorney's fees and other out-of-pocket expenses from the losing party.

                  Section 6.15.  Further Assurances.
                                 ------------------

                  (a) Each of Parent, Sub and the Company shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each of Parent, Sub and the Company shall use all reasonable efforts to cause all actions to effectuate the Closing for which such party is responsible under this Agreement to be taken as promptly as practicable, including using all reasonable efforts to obtain all necessary waivers, consents and approvals (including, but not limited to, filings under the H-S-R Act and with all applicable Governmental Entities) and to lift any injunction or other legal bar to the Merger (and, in each case, to proceed with the Merger as expeditiously as possible). Notwithstanding the foregoing, there shall be no action required to be taken and no action will be taken in order to consummate and make effective the transactions contemplated by this Agreement if such action, either alone or together with another action, would result in a Company Material Adverse Effect or a Parent Material Adverse Effect.

                  (b) In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of Parent, the Company and the Surviving Corporation shall take all such necessary action.

                  Section 6.16. Hart-Scott-Rodino. Each of the Company and
                                -----------------
Parent (i) shall use their best efforts to file, and to cause their "ultimate parent entities" to file, as soon as practicable a "Notification and Report Form For Certain Mergers and Acquisitions" under the H-S-R Act with respect to the Merger and the transactions contemplated hereby, (ii) shall take all other actions as may be necessary, desirable or convenient to obtain the required approval under the H-S-R Act and (iii) will comply at the earliest practicable date with any request for additional information received by it from the FTC or Justice pursuant to the H-S-R Act.

                  Section 6.17. SBA Approval. Each of the Company and Parent (i)
                                ------------
shall use their best efforts, and shall take all actions as may be necessary, desirable or convenient, to obtain the approval of the SBA with respect to the Merger and the transactions contemplated hereby and (ii) will comply at the earliest practicable date with any request for additional information received by it from the SBA.

                  Section 6.18. Execution of Employment Agreements. Each of the
                                ----------------------------------
Named Executives shall execute and deliver an employment agreement as of the date hereof, in substantially the forms attached hereto as Exhibit D (the
                                                           ---------
"Employment Agreements"), which Employment Agreements shall become effective as of the Closing Date.

                  Section 6.19. Board Attendance Right. From and after the
                                ----------------------
Effective Date, for as long as any of Named Executives continue to be employed by the Company, Parent shall permit a designee of the Named Executives, who must be one of the Named Executives, (the "Management Designee") to attend all meetings of Parent's Board of Directors. Parent shall provide notice of meetings of the Board of Directors to the Management Designee at the same time and in the same manner as it provides to the members of the Board of Directors. The Management Designee will have no right to vote on any matters which may come before the Board of Directors.

                  Section 6.20. Grant of Parent Stock Options. Parent agrees,
                                -----------------------------
subject to the grant by the SEC of exemptive relief under the 1940 Act to permit Parent to make grants of stock options to employees of its subsidiary companies (the "Exemptive Relief"), to grant options to purchase 119,786 shares of Parent Common Stock to employees of the Company at an exercise price of fair market value of the Parent Common Stock on the date of grant with vesting of one-sixth of each grant on each of the first six anniversaries of the date of grant. Parent shall consult with the Named Executives in determining the allocation of such options among the Company's employees.

                  Section 6.21. Employee Matters. (a) Parent shall take all
                                ----------------
actions necessary or appropriate to permit the employees of the Company and CDI-LP on the Effective Date to participate after the Effective Date in Parent's employee benefit programs and to cause the Surviving Corporation to take all actions necessary or appropriate to adopt Parent's employee benefit programs effective as of the Effective Date. Parent will cause the Surviving Corporation to give each employee of the Company and CDI-LP full credit for service with the Company or its predecessor for purposes of eligibility to participate in, vesting and payment of benefits under, and eligibility for any subsidized benefit provided under (but not, except as provided in the preceding clause for purposes of determining the amount of any benefit under), any Parent employee benefit plan.

                  Section 6.22.  Compliance with Legal Requirements.
                                 ----------------------------------

                  (a) Immediately after the Merger, the Company shall hold at least 90% of the fair market value of its net assets and at least 70% of the fair market value of its gross assets held immediately prior to the Merger.

                  (b) As soon as reasonably practicable after the Effective Time, Parent shall file with the SEC a registration statement on Form S-8 (the "Form S-8") with respect to each New Parent Stock Option. Subsequent to the Effective Date, Parent will use its best efforts to keep the Form S-8 current and effective under the Securities Act, to the extent required by law.

                  Section 6.23. Indemnification of Company Officers and
                                ---------------------------------------
Directors. Parent agrees, for a period of six years following the Effective
---------
Time, not to amend the indemnification provisions set forth in the Certificate of Incorporation or By-Laws of the Surviving Corporation in a manner that would adversely affect the rights of the Company's officers, directors and employees to indemnification thereunder and agrees to cause the Surviving Corporation to fulfill and honor such obligations to the maximum extent permitted by law; provided, however, that nothing in this Section 6.23 shall prevent Parent from
--------  -------
effecting any merger, reorganization or consolidation of the Surviving Corporation, provided that, Parent agrees to satisfy any amounts that would have
             -------- ----
been payable by the Surviving Corporation (or any successor) and that were not otherwise paid pursuant to the indemnification provisions set forth in the Certificate of Incorporation or By-Laws of the Surviving Corporation for a period commencing at the Effective Time and continuing six years thereafter.


                                  ARTICLE VII.

                 Conditions Precedent to Each Party's Obligation
                 -----------------------------------------------
                              to Effect the Merger
                              --------------------

                  The respective obligations of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following conditions, any one or more of which may be waived by them, to the extent permitted by law:

                  Section 7.1.  Company Stockholder Approval.  This Agreement
                                ----------------------------
and the transactions contemplated hereby shall have been approved and adopted by the requisite vote of the Company's stockholders.

                  Section 7.2. Listing of Shares. The shares of Parent Common
                               -----------------
Stock issuable in the Merger shall have been approved for listing on the Nasdaq National Market.

                  Section 7.3. Hart-Scott-Rodino. All applicable waiting periods
                               -----------------
with respect to any "Notification and Report Form For Certain Mergers and Acquisitions" required to be filed by Parent, the Company or any of their "ultimate parent entities" in compliance with the H-S-R Act in connection with the transactions contemplated hereby shall have passed, or early termination of such waiting periods shall have been granted.

                  Section 7.4. Effectiveness of Registration Statement. The
                               ---------------------------------------
Registration Statement shall have become effective in accordance with the provisions of the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and remain in effect.

                  Section 7.5. SBA Approval. The SBA shall have approved the
                               ------------
Merger, this Agreement and the transactions contemplated hereby, including the waiver of any payments due to the SBA as a result of the Company's previous repurchase of its 3% preferred stock from the SBA and any accrued interest or dividends due to the SBA as a result of the transactions contemplated hereby and any liens on the Company's assets or properties in favor of the SBA.

                  Section 7.6. Litigation. No action, suit or proceeding shall
                               ----------
have been instituted and be continuing or be threatened by any Governmental Entity to restrain, modify or prevent the carrying out of the transactions contemplated hereby; no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger or limiting or restricting Parent's conduct or operation of the business of the Company after the Merger shall have been issued; no action, suit or proceeding seeking any of the foregoing shall have been instituted by any third party that has or is reasonably likely to materially impair the Company's or Parent's ability to consummate the transactions contemplated hereby or have a Company Material Adverse Effect.

                                  ARTICLE VIII.

                    Conditions Precedent to the Obligation of
                    -----------------------------------------
                       Parent and Sub to Effect the Merger
                       -----------------------------------

                  The obligation of Parent and Sub to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following additional conditions, any one or more of which may be waived by them, to the extent permitted by law:

                  Section 8.1. Representations and Covenants. The
                               -----------------------------
representations and warranties of the Company contained in this Agreement (including those contained in the Company Disclosure Schedule, as the same may be amended from time to time pursuant to the provisions hereof) shall be true and correct in all material respects (or in all respects in the case of any representation or
                         ---
warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, (i) except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Company Material Adverse Effect or otherwise includes a concept of materiality) as of such date or period, and (ii) in the case of Section 4.12 only, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein. The Company and the Company Stockholders who are parties to a Voting Agreement, dated the date hereof (the "Voting Agreement"), shall have performed and complied, respectively, in all material respects with all covenants and agreements required by this Agreement and the Voting Agreement to be performed or complied with by the Company or such Company Stockholders on or prior to the Closing Date. The Company shall have delivered to Parent and Sub certificates, dated the Closing Date, and signed by an Executive Officer of the Company to the foregoing effect.

                  Section 8.2. Absence of Material Adverse Change. There shall
                               ----------------------------------
have been no material adverse change in the business, operations or financial condition of the Company, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein.

                  Section 8.3. Receipt of Agreements. On the date hereof, Parent
                               ---------------------
shall have received executed originals of (i) the Voting Agreement and (ii) the Employment Agreements from each of the Named Executives. At the Closing, Parent shall have received executed originals of the Holdback Escrow Agreement among the Company, Parent, the Indemnification Representative, on behalf of the Company Stockholders, and the other parties thereto.

                  Section 8.4.  Accountant's Letters.
                                --------------------

                  (a) Parent shall have received a letter from Arthur Andersen LLP regarding the firm's concurrence with Parent management's conclusions as to the appropriateness of pooling of interests accounting for the Merger under Accounting Principles Board Opinion No. 16 if closed and consummated in accordance with this Agreement.

                  (b) Parent shall have received a letter of Deloitte & Touche LLP, the Company's independent auditors, dated a date within two Business Days before the date on which the Registration Statement shall become effective and addressed to

Parent, in form and substance reasonably satisfactory to Parent and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the Registration Statement.

                  Section 8.5. Dissenting Shares. The number of shares of
                               -----------------
Company Common Stock for which written demand for payment has been made pursuant to Section 302A.473 of the Minnesota Corporation Law, shall not exceed 1% in the aggregate, of the total number of shares of Company Common Stock outstanding immediately before the Effective Time.

                  Section 8.6. Opinions of Counsel to the Company. Parent shall
                               ----------------------------------
have received the opinion of Lindquist & Vennum P.L.L.P., counsel to the Company, dated the Closing Date, in substantially the form of Exhibit E.
                                                              ---------

                  Section 8.7. Tax Opinion. Parent shall have received a
                               -----------
favorable opinion of Willkie Farr & Gallagher, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that the Company, Parent and Sub will each be a party to that reorganization within the meaning of Section 368(b) of the Code.

                  Section 8.8.  Termination of Management Agreement.  The
                                -----------------------------------
Company's management agreement with Capital Dimensions Management Company, Inc. shall have been terminated, with no resulting liability to the Company.

                  Section 8.9. Amendment of Agreements With Holders of Company
                               -----------------------------------------------
Stock Options. Each holder of Company Stock Options which provide for
-------------
accelerated vesting upon a change in control of the Company shall have executed an amendment to his or her stock option agreement to delete such provisions thereof.

                  Section 8.10. Closing Conditions. Documentation or other
                                ------------------
information shall have been received in a form reasonably satisfactory to Parent and Sub which evidences that the conditions set forth in this Article VIII have been satisfied.

                                   ARTICLE IX.

                  Conditions Precedent to the Obligation of the
                  ---------------------------------------------
                          Company to Effect the Merger
                          ----------------------------

                  The obligation of the Company to effect the Merger shall be subject to the satisfaction on or prior to the Closing of the following additional conditions, any one or more of which may be waived by the Company, to the extent permitted by law:

                  Section 9.1. Representations and Covenants. The
                               -----------------------------
representations and warranties of Parent and Sub contained in this Agreement shall be true and correct in all material respects

(or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or that includes a concept of materiality) on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, (i) except that any such representations and warranties that are given as of a particular date and relate solely to a particular date or period shall be true and correct in all material respects (or in all respects in the case of any representation or warranty which refers to a Parent Material Adverse Effect or that includes a concept of materiality) as of such date or period, and (ii) in the case of Section 5.10 only, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement, or the announcement or contemplation of the transactions proposed herein. Parent and Sub shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Parent or Sub on or prior to the Closing Date. Parent and Sub shall have delivered to the Company certificates of an Executive Officer of Parent and Sub, dated the Closing Date, to the foregoing effect.

                  Section 9.2. Absence of Material Adverse Change. There shall
                               ----------------------------------
have been no material adverse change in the business, operations or financial condition of Parent and its Subsidiaries, taken as a whole, except for such changes with respect thereto (x) which are contemplated by this Agreement or (y) which are attributable to the execution of this Agreement or the announcement or contemplation of the transactions proposed herein.

                  Section 9.3.  Receipt of Agreements.  On the date hereof, the
                                ---------------------
Company shall have received executed originals of the Employment Agreements with the Named Executives.

                  Section 9.4. Accountant's Letter. The Company shall have
                               -------------------
received a letter from Deloitte & Touche LLP indicating that Deloitte & Touche LLP has performed certain specified procedures and nothing has come to such firm's attention which would cause it to believe that matters exist which would preclude Parent from accounting for the merger as a pooling of interests under Accounting Principles Board Opinion No. 16 without consideration of the Agreement and any actions contemplated thereby.

                  Section 9.5. Opinion of Counsel to Parent. The Company
                               ----------------------------
Stockholders shall have received the opinion of Willkie Farr & Gallagher, counsel to Parent, dated the date of the Closing, in substantially the form of Exhibit F.
---------

                  Section 9.6. Tax Opinion. The Company shall have received a
                               -----------
favorable opinion of Lindquist & Vennum P.L.L.P., counsel to the Company, to the effect that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and that the

Company, Parent and Sub will each be a party to that reorganization within the meaning of Section 368(b) of the Code.

                  Section 9.7. Closing Conditions. Documentation or other
                               ------------------
information shall have been received in a form reasonably satisfactory to the Company which evidences that the conditions set forth in this Article IX have been satisfied.

                                   ARTICLE X.

                                    Closing
                                    -------

                  The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York, at 10:00 a.m. local time on the Closing Date or at such other time and place as the parties may mutually agree.

                                   ARTICLE XI.

          Survival of Representations and Warranties; Indemnification
          -----------------------------------------------------------

                  Section 11.1. Survival of Representations and Warranties.
                                ------------------------------------------
Notwithstanding any right of Parent and Sub to investigate fully the affairs of the Company, or any right of the Company to investigate fully the accuracy of the representations and warranties of Parent and Sub, and notwithstanding any knowledge of facts determined or determinable by Parent, Sub or the Company, as the case may be, pursuant to such investigation or right of investigation, Parent, Sub and the Company, as the case may be, have the right to rely fully upon the representations, warranties, covenants and agreements of the Company, Parent and Sub, as the case may be, contained in this Agreement. The representations and warranties of Parent, Sub and the Company and the covenants to be performed by the Company prior to the Effective Time shall survive the execution and delivery hereof and the Closing hereunder in accordance with the applicable statute of limitations, provided, however, that the representation of
                                   --------  -------
the Company contained in Section 4.33 hereof shall survive only until the Effective Time.

                  Section 11.2.  Indemnification by Company Stockholders.
                                 ---------------------------------------

                  (a) If the closing of the Merger shall occur, then, subject to the provisions of this Section 11.2 and the Holdback Escrow Agreement, the Company Stockholders shall indemnify, defend and hold harmless Parent and Sub, and each other person, if any, who controls Parent and Sub within the meaning of the Securities Act, from and against all Damages in accordance with the terms of, subject to the limitations set forth in and as defined in, the Holdback Escrow Agreement.

                  (b) Each Company Stockholder, by virtue of the Merger and this Agreement, whether or not such holder voted in favor of the Merger, shall be bound by provisions of this Agreement and the Holdback Escrow Agreement.

                  (c) In the event that Parent elects, pursuant to Section 3.3(c) hereof, to waive the escrow arrangements contemplated hereby and by the Holdback Escrow Agreement, then the indemnification provisions of Section 11.2(a) and (b) hereof shall automatically be deemed waived and shall be of no force and effect.

                                  ARTICLE XII.

                            Termination of Agreement
                            ------------------------

                  Section 12.1.  Termination.  This Agreement may be terminated
                                 -----------
 prior to the Closing as follows:

                  (a) by either Parent or the Company if the Merger shall not have been consummated on or before June 30, 1998;

                  (b) by Parent, within 45 days of the date of this Agreement, if (x) Parent's management concludes as a result of Parent's legal, business and financial due diligence review of the Company that the Company's business, properties, assets, condition (financial or otherwise), liabilities, operations or prospects are not satisfactory or (y) Parent's Board of Directors concludes as a result of Parent's legal, business and financial due diligence review of the Company that (i) any representation or warranty made by the Company in this Agreement is not true and correct in any material respect or (ii) the Company has failed to disclose to Parent any information that could result in a Company Material Adverse Effect and in each case such untruth or failure (A) is not corrected in an amendment to the Company Disclosure Schedule delivered by the Company to Parent pursuant to the provisions of the first sentence of Section
14.4 hereof or (B) is not cured within 15 days after notice thereof is given by Parent to the Company; provided, however, that an amendment to the Company
                       --------  -------
Disclosure Schedule shall not constitute a cure under this clause (B);

                  (c) by the Company if any of the conditions specified in
Article VII or IX have not been met or waived by the Company at such time as any such condition is no longer capable of satisfaction;

                  (d) by Parent if any of the conditions specified in Article VII or VIII have not been met or waived by Parent at such time as any such condition is no longer capable of satisfaction;

                  (e) by Parent if the Company or the Company Stockholders who are parties to the Voting Agreement shall have breached any of their respective obligations under Article VI of this Agreement or the Voting Agreement in any material respect and such breach continues for a period of ten days after the receipt of notice of the breach from Parent;

                  (f) by the Company if Parent or Sub shall have breached any of their respective obligations under Article VI of this Agreement in any material respect and such breach continues for a period of ten days after the receipt of notice of the breach from the Company;

                  (g) by the Company if its Board of Directors, in the exercise of its fiduciary duties, accepts an Acquisition Proposal; or

                  (h) at any time on or prior to the Closing Date, by mutual written consent of Parent, Sub and the Company.

                  Section 12.2. Effect of Termination. If this Agreement is
                                ---------------------
terminated and the transactions contemplated hereby are not consummated as described above, this Agreement shall become void and be of no further force and effect, except for the provisions of this Agreement relating to the obligations of parties under Sections 6.4(c) 6.14, 6.15, 12.2 and 12.3. None of the parties hereto shall have any liability in respect to a termination of this Agreement prior to Closing, except to the extent that termination results from the intentional, willful or knowing violation of the representations, warranties, covenants or agreements of such party under this Agreement and except as provided in Section 12.3 hereof.

                  Section 12.3.  Termination Expenses.
                                 --------------------

                  (a) If this Agreement is terminated by Parent pursuant to the provisions of Section 12.1(b)(y) or (1) pursuant to the provisions of Section 12.1(d) and (2) the representation made by the Company in Section 4.33 hereof shall have been breached, the Company shall, within fifteen days of a written demand by Parent, pay to Parent by wire transfer of immediately available funds the lesser of $200,000 or the actual amount of Parent's Transaction Expenses.

                  (b) If this Agreement is terminated by the Company pursuant to the provisions of Section 12.1(g) and a definitive agreement with respect to an Acquisition Proposal is executed, or an Acquisition Proposal is consummated, at or within 12 months of such Acquisition Proposal, then the Company shall, within ten days of a written demand by Parent, pay to Parent by wire transfer of immediately available funds an amount equal to $3,000,000.

                                  ARTICLE XIII.

                                  Definitions
                                  -----------

                  Section 14.  Definitions.  The following terms when used in
                               -----------
this Agreement shall have the following meanings:

                  "Acquisition Proposal" has the meaning set forth in Section
                   --------------------
6.10.

                  "affiliate" (or "affiliates" as the context may require), with
                   ---------       ----------
respect to any person, means any other person controlling, controlled by or under common control with such person.

                  "Affiliates" has the meaning set forth in Section 6.7(a).
                   ----------

                  "Agreement" has the meaning set forth in the preamble.
                   ---------

                  "Business Day" means any day other than a Saturday or a
                   ------------
Sunday, or a day on which banking institutions in the State of New York are obligated by law or executive order to close.

                  "CDI-LP" has the meaning set forth in Section 4.7.
                   ------

                  "CERCLA" shall mean the Comprehensive Environmental Response
                   ------
Compensation and Liability Act, 42 U.S.C. ss.ss. 9601 et seq. as amended.

                  "Certificates" has the meaning set forth in Section 3.4(a).
                   ------------

                  "Closing" has the meaning set forth in Article X.
                   -------

                  "Closing Date" means (a) the third Business Day following the
                   ------------
day on which the last of all conditions to the consummation of the transactions contemplated hereby (other than conditions which contemplate only delivery or filing of one or more documents contemporaneously with the Closing) have been satisfied or waived, or (b) such other date as the parties hereto agree in writing.

                  "Code" has the meaning set forth in the recitals.
                   ----

                  "Company" has the meaning set forth in the preamble.
                   -------

                  "Company Common Stock" means the common stock of the Company,
                   --------------------
no par value per share.


                  "Company Disclosure Schedule" has the meaning set forth in the
                   ---------------------------
preamble to Article IV.

                  "Company Documents" has the meaning set forth in Section 4.1.
                   -----------------

                  "Company Financial Statements" has the meaning set forth in
                   ----------------------------
Section 4.10.

                  "Company Interim Financial Statements" has the meaning set
                   ------------------------------------
forth in Section 4.10.

                  "Company Material Adverse Effect" has the meaning set forth in
                   -------------------------------
Section 4.3.

                  "Company Meeting" has the meaning set forth in Section 3.9(a).
                   ---------------

                  "Company Preferred Stock" means the preferred stock of the
                   -----------------------
Company.

                  "Company Restated Financial Statements" has the meaning set
                   -------------------------------------
forth in Section 6.5.

                  "Company SEC Documents" has the meaning set forth in Section
                   ---------------------
4.10.

                  "Company Stock Option Conversion" has the meaning set forth in
                   -------------------------------
Section 3.7(b).

                  "Company Stock Options" means the options to purchase Company
                   ---------------------
Common Stock issued under the Company's 1997 Stock Option Plan, as in effect on the date hereof.

                  "Company Stockholders" has the meaning set forth in Section
                   --------------------
1.3(b).

                  "contracts and other agreements" mean all contracts,
                   ------------------------------
agreements, supply agreements, undertakings, indentures, notes, bonds, loans, instruments, leases, mortgages, commitments or other binding arrangements.

                  "Delaware Corporation Law" has the meaning set forth in
                   ------------------------
Section 1.1.

                  "Determination Period" has the meaning set forth in Section
                   --------------------
3.1.

                  "Dissenting Shares" has the meaning set forth in Section 3.2.
                   -----------------

                  "Distribution" means any distribution of cash, securities or
                   ------------
property on or in respect of the Company Common Stock, or Parent Common Stock, as the case may be, whether as a dividend or otherwise.

                  "Effective Time" has the meaning set forth in Section 1.2.
                   --------------

                  "Employment Agreements" has the meaning set forth in Section
                   ---------------------
6.18.

                  "Environmental Laws" means all federal, state, and local laws,
                   ------------------
ordinances, rules, regulations, codes, duties under the common law or orders, including, without limitation, any requirements imposed under any Permits, licenses, judgments, decrees, agreements or recorded covenants, conditions, restrictions or easements, the purpose of which is to protect the environment, human health, safety or welfare, or which pertain to Hazardous Materials.

                  "Environmental Permits" shall mean all Permits, licenses,
                   ---------------------
approvals, authorizations, consents or registrations required under applicable Environmental Laws in connection with the ownership, use and/or operation by the Company of its properties.

                  "ERISA" means the Employee Retirement Income Security Act of
                   -----
1974, as amended.

                  "Escrow Claim Event" has the meaning set forth in Section
                   ------------------
3.3(a).

                  "Escrow Holdback Shares" has the meaning set forth in Section
                   ----------------------
3.3(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
amended, and the regulations and rulings issued thereunder.

                  "Exchange Agent" has the meaning set forth in Section 3.4(a).
                   --------------

                  "Exchange Ratio" has the meaning set forth in Section
                   --------------
3.1(a)(1).

                  "Executive Officers" means, as to Parent and the Company,
                   ------------------
respectively, its chairman of the board, its president, any vice president (executive, senior or other), secretary, treasurer or chief financial officer, if any, or any other officer or employee having supervisory responsibility for a principal business function.

                  "Exemptive Relief" has the meaning set forth in Section 6.20.
                   ----------------

                  "Form S-8" has the meaning set forth in Section 6.22.
                   --------

                  "FTC" means the Federal Trade Commission or any successor
                   ---
agency or department.

                  "GAAP" means generally accepted accounting principles in the
                   ----
United States of America from time to time in effect.

                  "Governmental Entities" means (a) any international, foreign,
                   ---------------------
federal, state, county, local or municipal government or administrative agency or political subdivision thereof, (b) any governmental agency, authority, board, bureau, commission, department or instrumentality, (c) any court or administrative tribunal, (d) any non-governmental agency, tribunal or entity that is vested by a governmental agency with applicable jurisdiction, or (e) any arbitration tribunal or other non-governmental authority with applicable jurisdiction.

                  "Hazardous Materials" means (i) any substance or material
                   -------------------
regulated or identified under Environmental Laws; (ii) gasoline, diesel fuel or other petroleum hydrocarbons, PCBs or asbestos; or (iii) any pollutant, toxic substance, or contaminant.

                  "Holdback Escrow Agent" has the meaning set forth in Section
                   ---------------------
3.3(a).

                  "Holdback Escrow Agreement" has the meaning set forth in
                   -------------------------
Section 3.3(a).

                  "H-S-R Act" means the Hart-Scott-Rodino Antitrust Improvements
                   ---------
Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                  "Insurance Policies" has the meaning set forth in Section
                   ------------------
4.25.

                  "Intellectual Property Rights" has the meaning set forth in
                   ----------------------------
Section 4.19(a).

                  "IRS" means the Internal Revenue Service or any successor
                   ---
agency or department.

                  "Justice" means the Antitrust Division of the Department of
                   -------
Justice or any successor agency or department.

                  "Leased Real Property" has the meaning set forth in Section
                   --------------------
4.18(a).

                  "Leases" has the meaning set forth in Section 4.18(a).
                   ------

                  "Liabilities" has the meaning set forth in Section 4.11.
                   -----------

                  "lien or other encumbrance" (or "liens or other encumbrances"
                   -------------------------       ---------------------------
or "liens or other encumbrance" or "lien or other encumbrances" as the context
    --------------------------      --------------------------
may require or any similar formulation) means any lien, claim, pledge, mortgage, assessment, security interest, charge, option, right of first refusal, easement, servitude, adverse claim, transfer restriction under any stockholder or similar agreement or other encumbrance of any kind.

                  "Management Designee" has the meaning set forth in Section
                   -------------------
6.19.

                  "Merger" has the meaning set forth in the recitals.
                   ------

                  "Minnesota Corporation Law" has the meaning set forth in
                   -------------------------
Section 1.1.

                  "Named Executive" means each of Thomas F. Hunt, Jr., Dean R.
                   ---------------
Pickerell and Stephen A. Lewis.

                  "New Parent Stock Option" has the meaning set forth in Section
                   -----------------------
3.7.

                  "1940 Act" shall mean the Investment Company Act of 1940, as
                   --------
amended, and the regulations and rulings issued thereunder.

                  "Parent" has the meaning set forth in the preamble.
                   ------

                  "Parent Common Stock" means the common stock, par value $.01
                   -------------------
per share, of Parent.

                  "Parent Disclosure Schedule" has the meaning set forth in the
                   --------------------------
preamble to Article V.

                  "Parent Documents" has the meaning set forth in Section 5.1.
                   ----------------

                  "Parent Financial Statements" has the meaning set forth in
                   ---------------------------
Section 5.4.

                  "Parent Interim Financial Statements" has the meaning set
                   -----------------------------------
forth in Section 5.4.

                  "Parent Material Adverse Effect" has the meaning set forth in
                   ------------------------------
Section 5.2.

                  "Parent SEC Documents" has the meaning set forth in Section
                   --------------------
5.4.

                  "Permits" (or "Permit" as the context may require) mean all
                   -------       ------
licenses, permits, certificates, certificates of occupancy, orders, approvals, registrations, authorizations, inspections, qualifications and filings with and under all federal, state, local or foreign laws and Governmental Entities.

                  "person" (or "persons" as the context may require) means any
                   ------       -------
individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Entity or other entity.

                  "Plan" or "Plans" has the meaning set forth in Section
                   ----      -----
4.23(a).

                  "property" (or "properties" as the context may require) means
                   --------       ----------
real, personal or mixed property, tangible or intangible.

                  "Proxy Statement" has the meaning set forth in Section 4.9.
                   ---------------

                  "Receiving Party" has the meaning set forth in Section 14.1.
                   ---------------

                  "Registration Statement" has the meaning set forth in Section
                   ----------------------
4.9.

                  "Releasing Party" has the meaning set forth in Section 14.1.
                   ---------------

                  "Remedial Action" shall mean any action required to (i) clean
                   ---------------
up, remove or treat Hazardous Materials; (ii) prevent a release or threat of release of any Hazardous Material; (iii) perform pre-remedial studies, investigations or post-remedial monitoring and care; (iv) cure a violation of Environmental Law or (v) take corrective action under sections 3004(u), 3004(v) or 3008(h) of the Resource Conservation Recovery Act, 42 U.S.C. ss.ss. 6901 et
                                                                            --
seq. or analogous state law.
---
                  "SBA" has the meaning set forth in Section 4.2.
                   ---

                  "SEC" means the Securities and Exchange Commission or any
                   ---
successor agency or department.

                  "Securities Act" means the Securities Act of 1933, as amended,
                   --------------
and the regulations and rulings issued thereunder.

                  "Share Consideration" has the meaning set forth in Section
                   -------------------
3.4(a).

                  "Sub" has the meaning set forth in the preamble hereof.
                   ---

                  "Sub Common Stock" means the common stock, par value $.01 per
                   ----------------
share, of Sub.

                  "Subsidiaries" (or "Subsidiary" as the context may require),
                   ------------       ----------
means each entity as to which a person, directly or indirectly, owns or has the power to vote, or to exercise a controlling influence with respect to, 50% or more of the securities of any class of such entity, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such entity.

                  "Surviving Corporation" has the meaning set forth in Section
                   ---------------------
1.1.

                  "Taxes" (or "Tax" as the context may require) means all
                   -----       ---
federal, state, county, local, foreign and other taxes (including, without limitation, income, intangibles, premium, excise, sales, use, gross receipts, franchise, ad valorem, severance, capital levy, transfer, employment and payroll-related, and property taxes, import duties and other governmental charges and assessments), and includes interest, additions to tax and penalties with respect thereto.

                  "Transaction Expenses" has the meaning set forth in Section
                   --------------------
6.14.

                  "Voting Agreement" has the meaning set forth in Section 8.1.
                   ----------------

                                 ARTICLE XIV.

                                 Miscellaneous
                                 -------------

                  Section 14.1. Publicity. So long as this Agreement is in
                                ---------
effect, prior to making a press release or other public statement with respect to the transactions contemplated by this Agreement, any party (a "Releasing Party") will consult with the other party (the "Receiving Party") and provide such other party with a draft of such press release, except as may otherwise be required by law or stock exchange regulations.

                  Section 14.2. Notices. Any notice or other communication
                                -------
required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered, express mail or nationally recognized courier service, postage prepaid. Any such notice shall be deemed given when so delivered personally or successfully sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mails, as follows:

                    (i)    if to Parent or Sub to:
                           ----------------------

                           Medallion Financial Corp.
                           437 Madison Avenue
                           New York, NY 10022
                           Attention:  Andrew Murstein, President
                           Telecopy No.: (212) 328-2125
                           and
                           ---

                           Medallion Financial Corp.
                           437 Madison Avenue
                           New York, NY 10022
                           Attention: Allen Greene, Chief Operating Officer Telecopy No.: (212) 328-2125

                           with a concurrent copy to:
                           -------------------------

                           Willkie Farr & Gallagher
                           One Citicorp Center
                           153 East 53rd Street
                           New York, New York  10022
                           Attention:  Christopher E. Manno, Esq.
                           Telecopy No.: (212) 821-8111

                 (ii)      if to the Company to:
                           --------------------

                           Capital Dimensions, Inc.
                           7831 Glenroy Road, Suite 480
                           Minneapolis, MN  55439
                           Attention:  Thomas F. Hunt, Jr., President
                           Telecopy No.:(612) 831-2945

                           with, prior to the Closing, a concurrent copy to:
                           ------------------------------------------------

                           Lindquist & Vennum P.L.L.P.
                           4200 IDS Center
                           80 South Eighth Street
                           Minneapolis, MN  55402
                           Attention:  Richard D. McNeil, Esq.
                           Telecopy No.:  (612) 371-3207

                  Any party may by notice given in accordance with this Section
14.2 to the other parties designate another address or person for receipt of notices hereunder.

                  Section 14.3. Entire Agreement. This Agreement (including the
                                ----------------
exhibits and schedules hereto) and the agreements contemplated hereby contain the entire agreement among the parties with respect to the subject matter hereof, and supersede all prior agreements, written or oral, with respect thereto.

                  Section 14.4. Waivers and Amendments; Non Contractual
                                ---------------------------------------
Remedies; Preservation of Remedies; Liability. This Agreement may be amended,
---------------------------------------------
superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the parties or, in the case of waiver, by the party waiving compliance; provided, however, that the Company may
                                         --------  -------
amend the Company Disclosure Schedule within 15 days of the date of this Agreement without the consent of Parent. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. Nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and, except as provided (i) in Section 12.2 and (ii) if the Closing occurs, in Section 11.2(a) and the Holdback Escrow Agreement, are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties) as to which there is no inaccuracy or breach. The limitations on claims set forth in this Section 14.4 and elsewhere in this Agreement (including Article XI) and in the Holdback Escrow Agreement shall not apply in the case of fraud on the part of the Company.

                  Section 14.5.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
                                 -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  Section 14.6. Binding Effect; No Assignment. This Agreement
                                -----------------------------
shall be binding upon and inure to the benefit of the parties and their respective successors and assigns and heirs and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by any party without the prior written consent of the other party hereto.

                  Section 14.7. Third Party Beneficiaries. Except for Sections
                                -------------------------
3.7, 6.22(b) and 6.23, nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  Section 14.8. Counterparts. This Agreement may be executed by
                                ------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

                  Section 14.9. Exhibits and Schedules. The exhibits and
                                ----------------------
schedules hereto are a part of this Agreement as if fully set forth herein. All references herein to Articles, Sections, subsections, clauses, exhibits and schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

                  Section 14.10.  Headings.  The headings in this Agreement are
                                  --------
for reference only, and shall not affect the interpretation of this Agreement.

                  Section 14.11. Submission to Jurisdiction; Venue. Any action
                                 ---------------------------------
or proceeding against any party hereto with respect to this Agreement shall be brought in the courts of the State of Delaware or of the United States for the District of Delaware, and, by execution and delivery of this Agreement, each party hereto hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party hereto irrevocably consents to the service of process at any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth in Section 14.2, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any party hereto to serve process on any other party hereto in any other manner permitted by law. Each party hereto irrevocably waives any objection which it may now have or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

                  Section 14.12. Specific Performance. The parties hereto agree
                                 --------------------
that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                  Section 14.13. Severability. If any court of competent
                                 ------------
jurisdiction determines that any provision of this Agreement is not enforceable in accordance with its terms, then such provision shall be deemed to be modified so as to apply such provision, as modified, to the protection of the legitimate interests of the parties hereto to the fullest extent legally permissible and shall not affect the validity or enforceability of the remaining provisions of this Agreement.

                            [Signature Pages Follow.]

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                 MEDALLION FINANCIAL CORP.



                                 By: /s/ Andrew Murstein
                                     -------------------------
                                     Name: Andrew Murstein
                                     Title: President


                                 CD MERGER CORP.



                                 By: /s/ Andrew Murstein
                                     -------------------------
                                     Name: Andrew Murstein
                                     Title: President


                                 CAPITAL DIMENSIONS, INC.



                                 By: /s/ Thomas F. Hunt, Jr.
                                     -------------------------
                                     Name: Thomas F. Hunt, Jr.
                                     Title: President

                                                                      APPENDIX B

M.S.A. (S) 302A.471

                          MINNESOTA STATUTES ANNOTATED
                                  CORPORATIONS
                      CHAPTER 302A.  BUSINESS CORPORATIONS
                             SHARES;  SHAREHOLDERS

                   CURRENT THROUGH END OF 1997 2ND SP. SESS.

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

     SUBDIVISION 1. ACTIONS CREATING RIGHTS.   A shareholder of a corporation
may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1) alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

     (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

     (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

     (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     SUBD. 2. BENEFICIAL OWNERS. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     SUBD. 3. RIGHTS NOT TO APPLY. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

     (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

     SUBD. 4. OTHER RIGHTS.   The shareholders of a corporation who have a right
under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

M.S.A. (S) 302A.473

                          MINNESOTA STATUTES ANNOTATED
                                  CORPORATIONS
                      CHAPTER 302A.  BUSINESS CORPORATIONS
                             SHARES;  SHAREHOLDERS

                   CURRENT THROUGH END OF 1997 2ND SP. SESS.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

     SUBDIVISION 1. DEFINITIONS. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

     SUBD. 2. NOTICE OF ACTION.   If a corporation calls a shareholder meeting
at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     SUBD. 3. NOTICE OF DISSENT.   If the proposed action must be approved by
the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     SUBD. 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     SUBD. 5. PAYMENT; RETURN OF SHARES. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     SUBD. 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     SUBD. 7. PETITION;  DETERMINATION.   If the corporation receives a demand
under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     SUBD. 8. COSTS; FEES; EXPENSES. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                    PART C
                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Section 145 of the Delaware General Corporation Law grants the Company the power to indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of Medallion, or is or was serving at the request of Medallion as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Medallion, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, no indemnification shall be made in connection with any proceeding brought by or in the right of Medallion where the person involved is adjudged to be liable to Medallion except to the extent approved by a court. Article TENTH of Medallion's Certificate of Incorporation as currently in effect provides that Medallion shall, to the fullest extent permitted by the Delaware General Corporation Law, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was, or has agreed to become, a director or officer of Medallion, or is or was serving, or has agreed to serve, at the request of Medallion, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided for in Article TENTH is expressly not exclusive of any other rights to which those seeking indemnification may be entitled under, any law, agreement or vote of stockholders or disinterested directors or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such persons. Article TENTH permits the Board of Directors to authorize the grant of indemnification rights to other employees and agents of Medallion and such rights may be equivalent to, or greater or less than, those set forth in Article TENTH.

     Article V, Section 2 of Medallion's By-Laws provides that Medallion shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Medallion, or is or was serving at the request of Medallion, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against and incurred by such person in any such capacity.

     Pursuant to Section 102(b)(7) of the Delaware General Corporation Law, Article NINTH of Medallion's Certificate of Incorporation eliminates a director's personal liability for monetary damages to Medallion and its stockholders for breaches of fiduciary duty as a director, except to the extent that the elimination or limitation of liability is not then permitted under the Delaware General Corporation Law.

ITEM 16.  EXHIBITS.


EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------

(1) Medallion Financial Corp. Restated Articles of Incorporation. Filed as Exhibit 3.1 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 filed on March 31, 1998 (File No. 0-27812) and incorporated by reference herein.

(2) Medallion Financial Corp. Restated By-laws. Filed as Exhibit b to Medallion's Registration Statement on Form N-2 filed on February 26, 1996 (File No. 333-1670) and incorporated by reference herein.

(4) Agreement and Plan of Merger, dated as of March 6, 1998, by and among Medallion Financial Corp., CD Merger Corp. and Capital Dimensions, Inc. (included as Exhibit A to the Proxy Statement/Prospectus contained in Part A of this Registration Statement).

(5) Instruments defining rights of security holders -- See Exhibits (1) and (2).

(6) Sub-Advisory Agreement between Medallion Financial Corp. and FMC Advisers, Inc. dated May 29, 1996. Filed as Exhibit 10.42 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1996 filed March 31, 1997 (File No. 0-27812) and incorporated by reference herein.

(8)(a)    Medallion Financial Corp. 1996 Stock Option Plan.  Filed as Exhibit
          i.1 to Medallion's Registration Statement on Form N-2 (File No. 333-
          1670) and incorporated by reference herein.

(8)(b) Medallion Financial Corp. 1996 Non-Employee Directors Stock Option Plan. to Medallion's Annual Report on Form 10-K/A for the year ended December 31, 1996 and incorporated by reference herein.

(8)(c)    Medallion Financial Corp. 401(k) Investment Plan.  Filed as Exhibit
          i.2 to Medallion's Registration Statement on Form N-2 (File No. 333-
          1670) and incorporated by reference herein.

(11) Opinion and Consent of Willkie Farr & Gallagher, counsel to Medallion, with respect to the legality of shares being registered is to be filed by amendment.

(12) (a) Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters is to be filed by amendment.

(12) (b) Opinion and Consent of Lindquist & Vennum P.L.L.P., counsel to Capital Dimensions, Inc., with respect to tax matters is to be filed by amendment.

(13)(a) Debenture due April 1, 1997 in the amount of $1,500,000 issued by Edwards Capital Company and payable to Chemical Bank as Trustee under the Trust Agreement dated January 15, 1987 among the Trustee, the U.S. Small Business Administration and SBIC Funding Corporation (the "Trust Agreement"). Filed as Exhibit f.2 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(b) Debenture due June 1, 1998 in the amount of $3,000,000 issued by Edwards Capital Company and payable to Chemical Bank under the Trust Agreement. Filed as Exhibit f.3 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(c) Debenture due September 1, 2002 in the amount of $3,500,000 issued by Edwards Capital Company and payable to Chemical Bank as Trustee under the Amended and Restated Trust Agreement dated March 1, 1990 among the Trustee, the U.S. Small Business Administration and SBIC Funding Corporation (the "Amended Trust Agreement"). Filed as Exhibit f.4 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(d) Debenture due September 1, 2002 in the amount of $6,050,000 issued by Edwards Capital Company and payable to Chemical Bank under the Amended Trust Agreement. Filed as Exhibit f.5 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(e) Debenture due June 1, 2004 in the amount of $4,600,000 issued by Edwards Capital Company and payable to Chemical Bank under the Amended Trust Agreement. Filed as Exhibit f.6 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(f) Debenture due September 1, 2004 in the amount of $5,100,000 issued by Edwards Capital Company and payable to Chemical Bank under the Amended Trust Agreement. Filed as Exhibit f.7 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(g) Letter Agreement, dated September 8, 1992, between the U.S. Small Business Administration and Edwards Capital Company regarding limit on incurrence of senior indebtedness, as amended on January 17, 1996. Filed as Exhibit f.8 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein. Letter dated September 19, 1996 from the U.S. Small Business Administration to Edwards Capital Corp. amending such Letter Agreement was filed as
          Exhibit 4.7 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and is incorporated by reference herein.

(13)(h) Debenture due June 1, 2002 in the amount of $5,640,000 issued by Transportation Capital Corp: and payable to Chemical Bank under the Amended Trust Agreement. Filed as Exhibit f.10 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(i) Continuing General Security Agreement between NatWest Bank N.A. (formerly National Westminster Bank USA) and Edwards Capital Company dated June 17, 1987. Filed as Exhibit k.12 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(j) Term Note in the principal amount of $2,000,000 dated July 16, 1990 as amended March 27, 1992, July 16, 1993 and July 16, 1995 from Medallion Funding Corp. payable to NatWest Bank N.A. (formerly National Westminster Bank USA). Filed as Exhibit k.18 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(k) General Loan and Security Agreement between Sterling National Bank Trust of New York and Edwards Capital Company dated May 1, 1991.
          Filed as Exhibit k.13 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(l) General Security Agreement between Israel Discount Bank of New York and Edwards Capital Company dated May 2, 1991. Filed as Exhibit k.14 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(m) Inter-Creditor Agreement among and between Edwards Capital Company and Bank Hapoalim B.M., Chemical Bank, Israel Discount Bank of New York, NatWest Bank N.A. (formerly National Westminster Bank USA), Marine Midland Bank and Sterling National Bank & Trust Company of New York dated as of May 14, 1991. Filed as Exhibit k.10 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(n) Loan Agreement dated as of March 27, 1992 among Medallion Funding Corp., the bank's signatory thereto and NatWest Bank N.A. (formerly) National Westminster Bank USA), as amended March 31, 1993, September 29, 1993, March 31, 1994, September 29, 1995 and March 28, 1996.
          Filed as Exhibit k.19 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein. Amendment Five dated January 28, 1997 amending such Loan Agreement was filed as
          Exhibit 10.6 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and is incorporated by reference herein.

(13)(o) Security Agreement between Medallion Funding Corp. and NatWest Bank N.A. (formerly National Westminster Bank USA) dated as of March 27, 1992 for the benefit of the banks signatory to the Loan Agreement dated as of March 27, 1992, among Medallion Funding Corp., the bank's signatory thereto and NatWest Bank N.A. (formerly National Westminster Bank USA). Filed as Exhibit k.20 to Medallion's Registration Statement on Form N2 (File No. 333-1670) and incorporated by reference herein.

(13)(p) Committed Line of Credit Agreement in the principal amount of $3,000,000 dated as of July 29, 1993, as amended May 31, 1994, October 31, 1994 and September 30, 1995 between Edwards Capital Company and Bank Hapoalim B.M. Filed as Exhibit k.9 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(q) Promissory Note dated July 31, 1993 in the principal amount of $5,000,000 from Edwards Capital Company payable to NatWest Bank N.A. (formerly National Westminster Bank USA) as endorsed by Endorsement No. 1 dated July 31, 1994 and Endorsement No. 2 dated July 31, 1995. Filed as Exhibit k.8 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(r) Specialized Small Business Investment Company 3% Preferred Stock Repurchase Agreement dated as of August 12, 1994 between Medallion Funding Corp. and the U.S. Small Business Administration. Filed as Exhibit k.28 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(s) Specialized Small Business Investment Company 3% Preferred Stock Repurchase Agreement dated as March 22, 1995 between Transportation Capital Corp. and the U.S. Small Business Administration as amended by letter agreement dated June 1, 1995. Filed as Exhibit k.29 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(t) Agreement of Merger between Medallion Financial Corp. and Tri-Magna Corporation, dated December 21, 1995, as amended on February 22, 1996. Filed as Exhibit k.3(i) to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(u) Stock Purchase Agreement among Medallion Financial Corp., Transportation Capital Corp., LNC Investments, Inc., Leucadia, Inc. and Leucadia National Corporation, dated February 12, 1996. Filed as Exhibit k.1 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(v) Asset Purchase Agreement between Medallion Financial Corp., and Edwards Capital Company, dated February 21, 1996. Filed as Exhibit
          k.2 to Medallion's Registration Statement on Form N-2 (File No. 333-
          1670) and incorporated by reference herein.

(13)(w) Amendment Number 2 to Agreement of Merger between Medallion Financial Corp. and Tri-Magna Corporation, dated April 26, 1996. Filed as Exhibit k . 3(ii) to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(x) Amendment Number 1 to Stock Purchase Agreement among Medallion Financial Corp. Transportation Capital Corp., LNC Investments, Inc., Leucadia, Inc. and Leucadia National corporation dated April 30, 1996. Filed as Exhibit k.(i) to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(y) Amendment Number 1 to Asset Purchase Agreement between Medallion Financial Corp. and Edwards Capital Company dated April 30, 1996. Filed as Exhibit k.2(i) to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(z) Employment Agreement between Medallion Financial Corp. and Alvin Murstein dated May 29, 1996. Filed as Exhibit 10.19 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and by reference herein.

(13)(aa) Employment Agreement between Medallion Financial Corp. and Andrew Murstein dated May 29, 1996. Filed as Exhibit 10.20 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(bb) Agreement between Medallion Taxi Media, Inc., See-Level Advertising, Inc. and See-Level Management, Inc. dated July 25, 1996. Filed as
          Exhibit 10.1 to Medallion's Report on Form 10-Q for the quarterly period ended September 30, 1996 and incorporated herein by reference.

(13)(cc) Agreement between Medallion Taxi Media, Inc. and Glenn Grumman dated July 25, 1996. Filed as Exhibit 10.2 to Medallion's Report on Form 10-Q for the quarterly period ended September 30, 1996 and incorporated herein by reference.

(13)(dd) Security Agreement dated October 31, 1996 between First Bank of the Americas and Edwards Capital Corp. Filed as Exhibit 10.23 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ee) Master Grid Note (Secured Revolving Line of Credit) dated October 31, 1996 in the amount of $3,000,000 from Edwards Capital Corp. payable to First Bank of the Americas. Filed as Exhibit 10.24 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ff) Letter Agreement dated December 1, 1996 between Fleet Bank, N.A. and Medallion Financial Corp., as amended February 10, 1997. Filed as
          Exhibit 10.25 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(gg) Revolving Credit Note dated December 1, 1996 in the amount of $6,000,000 from Medallion Financial Corp. payable to Fleet Bank, N.A., endorsed by Endorsement No. 1 dated February 10, 1997. Filed as
          Exhibit 10.26 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(hh) Security Agreement dated December 1, 1996 between Fleet Bank, N.A. and Medallion Financial Corp. Filed as Exhibit 10.27 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ii) Revolving Credit Note dated January 28, 1997 in the amount of $25,000,000 from Medallion Funding Corp. payable to Fleet Bank, N.A. Filed as Exhibit 10.28 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(jj) Revolving Credit Note dated January 28, 1997 in the amount of $22,500,000 from Medallion Funding Corp. payable to The First National Bank of Boston. Filed as Exhibit 10.29 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(kk) Revolving Credit Note dated January 28, 1997 in the amount of $15,000,000 from Medallion Funding Corp. payable to Harris Trust and

          Savings Bank. Filed as Exhibit 10.30 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ll) Revolving Credit Note dated January 28, 1997 in the amount of $12,500,000 from Medallion Funding Corp. payable to Bank of Tokyo-Mitsubishi Trust Company. Filed as Exhibit 10.31 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(mm) Revolving Credit Note dated January 28, 1997 in the amount of $10,000,000 from Medallion Funding Corp. payable to Israel Discount Bank of New York. Filed an Exhibit 10.32 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(nn) Revolving Credit Note dated January 28, 1997 in the amount of $10,000,000 from Medallion Funding Corp. payable to European American Bank. Filed as Exhibit 10.33 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(oo) Revolving Credit Note dated January 28, 1997 in the amount of $10,000,000 from Medallion Funding Corp. payable to Bank Leumi Trust Company of New York. Filed as Exhibit 10.34 to Medallion's Annual Report on Form 10K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(pp) Letter Agreement, dated February 21, 1997, between Medallion Funding Corp. and the U.S. Small Business Administration regarding the conversion of Medallion Funding Corp. from a specialized small business investment company to a small business investment company. Filed as Exhibit 10.35 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(qq) Letter Agreement, dated February 21, 1997, between Transportation Capital Corp. and the U.S. Small Business Administration regarding the conversion of Transportation Capital Corp. from a specialized small business investment company to a small business investment company. Filed as Exhibit 10.36 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(rr) Agreement between Medallion Taxi Media, Inc. and Metropolitan Taxicab Board of Trade, Inc. dated March 6, 1997. Filed as Exhibit 10.37 to

          Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ss) Promissory Note from Edwards Capital Company payable to Israel Discount Bank of New York. Filed as Exhibit k.4 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(tt) Schedule of Promissory Notes from Edwards Capital Company payable to Israel Discount Bank of New York. Filed as Exhibit k.5 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(uu) Secured Note from Edwards Capital Company payable to Sterling National Bank & Trust Company of New York. Filed as Exhibit k.6 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(vv) Schedule of Secured Notes from Edwards Capital Company payable to Sterling National Bank & Trust Company of New York. Filed as Exhibit
          k.7 to Medallion's Registration Statement on Form N-2 (File No. 333-
          1670) and incorporated by reference herein.

(13)(ww) Medallion Financial Corp. Dividend Reinvestment Plan. Filed as Exhibit e to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(xx) Letter Agreement dated April 18, 1997 between MFC and The Chase Manhattan Bank relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and incorporated by reference herein.

(13)(yy) Letter Agreement dated May 9, 1997 between MFC and Fleet National Bank ("Fleet") relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.2 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and incorporated by reference herein.

(13)(zz) Letter Agreement dated May 12, 1997 between MFC and Fleet relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.3 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and incorporated by reference herein.

(13)(aaa) Employment Agreement dated August 29, 1997 between the Company and Allen S. Greene. Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 and incorporated by reference herein.

(13)(bbb) Asset Purchase Agreement dated as of August 20, 1997 among the Company, BLI Acquisition Co., LLC, Business Lenders, Inc., Thomas Kellogg, Gary Mullin, Penn Ritter and Triumph-Connecticut, Limited Partnership (including all exhibits thereto - schedules omitted). Filed as Exhibit 10.2 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 and incorporated by reference herein.

(13)(ccc) Amended and Restated Loan Agreement, dated as of December 24, 1997, by and among Medallion Funding Corp., the lenders party thereto, Fleet Bank, National Association as Swing Line Lender, Administrative Agent and Collateral Agent and The Bank of New York as Documentation Agent with Fleet Bank, National Association as Arranger. Filed as Exhibit
          10.50 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(ddd) Revolving Credit Note dated December 24, 1997 in the amount of $30,000,000 from Medallion Funding Corp. payable to Fleet Bank, National Association. Filed as Exhibit 10.51 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(eee) Revolving Credit Note dated December 24, 1997 in the amount of $30,000,000 from Medallion Funding Corp. payable to The Bank of New York. Filed as Exhibit 10.52 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(fff) Revolving Credit Note dated December 24, 1997 in the amount of $30,000,000 from Medallion Funding Corp. payable to BankBoston, N.A. Filed as Exhibit 10.53 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(ggg) Revolving Credit Note dated December 24, 1997 in the amount of $20,000,000 from Medallion Funding Corp. payable to Harris Trust and Savings Bank. Filed as Exhibit 10.54 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(hhh) Revolving Credit Note dated December 24, 1997 in the amount of $20,000,000 from Medallion Funding Corp. payable to Bank Tokyo

          Mitsubishi Trust Company. Filed as Exhibit 10.55 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(iii) Revolving Credit Note dated December 24, 1997 in the amount of $15,000,000 from Medallion Funding Corp. payable to Israel Discount Bank of New York. Filed as Exhibit 10.56 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(jjj) Revolving Credit Note dated December 24, 1997 in the amount of $15,000,000 Medallion Funding Corp. payable to European American Bank. Filed as Exhibit 10.57 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(kkk) Revolving Credit Note dated December 24, 1997 in the amount of $15,000,000 from Medallion Funding Corp. payable to Bank Leumi USA. Filed as Exhibit 10.58 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(lll) Revolving Credit Note dated December 24, 1997 in the amount of $20,000,000 from Medallion Funding Corp. payable to The Chase Manhattan Bank. Filed as Exhibit 10.59 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(mmm) Swing Line Note dated December 24, 1997 in the amount of $5,000,000 from Medallion Funding Corp. payable to Fleet Bank, National Association. Filed as Exhibit 10.60 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(nnn) Amended and Restated Security Agreement, dated as of December 24, 1997, between Medallion Funding Corp., as Debtor and Fleet Bank, N.A., as Agent and Secured Party for the benefit of the Banks and Swing Line Lender signatory to the Amended and Restated Loan Agreement, dated as of December 24, 1997, among Medallion Funding Corp., the banks signatory thereto, the Swing Line Lender, The Bank of New York as Documentation Agent and Fleet Bank, N.A. as Arranger and Agent and the Holders of Commercial Paper issued by Medallion on Funding Corp. Filed as Exhibit 10.61 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(ooo) First Amendment, dated as of February 5, 1998, to Amended and Restated Loan Agreement, dated as of December 24, 1997, by and among Medallion

          Funding Corp., the lenders party thereto, Fleet Bank, National Association as Swing Line Lender, Administrative Agent and Collateral Agent and The Bank of New York as Documentation Agent with Fleet Bank, National Association as Arranger. Filed as Exhibit 10.62 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(ppp) Amendment No. 1, dated as of March 12, 1998, to Amended and Restated Security Agreement, dated as of December 24, 1997, between Medallion Funding Corp., as Debtor and Fleet Bank, N.A., as Agent and Secured Party for the benefit of the Banks and Swing Line Lender signatory to the Amended and Restated Loan Agreement, dated as of December 24, 1997, among Medallion Funding Corp., the banks signatory thereto, the Swing Line Lender, The Bank of New York as Documentation Agent and Fleet Bank, N.A. as Arranger and Agent and the Holders of Commercial Paper issued by Medallion Funding Corp. Filed as Exhibit 10.63 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(qqq) Indenture of Lease, dated October 31, 1997, by and between Sage Realty Corporation, as Agent and Landlord, and Medallion Financial Corp., as Tenant. Filed as Exhibit 10.64 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(rrr) Third Amendment, dated December 22, 1997, to Letter Agreement, dated as of December 1, 1996, between Medallion Financial Corp. and Fleet Bank, National Association. Filed as Exhibit 10.65 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(sss) Endorsement No. 3, dated December 22, 1997, to Revolving Credit Note dated December 1, 1996 in the amount of $6,000,000 from Medallion Financial Corp. payable to Fleet Bank, N.A. Filed as Exhibit 10.66 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(14)(a) Consent of Arthur Andersen LLP relating to its report concerning Medallion Financial Corp. dated February 25, 1998 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 filed on March 31, 1998 (File No. 0-27812) and filed herewith.

(14)(b) Consent of Deloite & Touche LLP relating to the incorporation by reference of its report, dated August 8, 1997 on the financial statements of Capital Dimensions, Inc. as of and for the years ended June 30, 1997 and 1996 from CDI's Annual Report on Form 10-K for the fiscal year ended June 30, 1997 filed on September 29, 1997 and filed herewith.

(14)(c) Consent of Lurie, Besikof, Lapidus & Co., LLP relating to its report concerning Capital Dimensions, Inc. dated August 7, 1995 appearing in CDI's Annual Report on Form 10-K for the fiscal year ended June 30, 1997 filed on September 29, 1997 and filed herewith.

(17)      Form of Capital Dimensions, Inc. Proxy Card filed herewith.


ITEM 17.  UNDERTAKINGS.

        The Registrant hereby undertakes that:

     (a) prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (b) every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 22nd day of April 1998.

                              MEDALLION FINANCIAL CORP.

                              By:  /S/ ALVIN MURSTEIN
                                  --------------------------------------
                                   Alvin Murstein
                                   Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacities and on the dates indicated.


                               POWER OF ATTORNEY


     The undersigned officers and directors of Medallion Financial Corp. hereby severally constitute and appoint Andrew M. Murstein and Allen S. Greene, and each of them, attorneys-in-fact for the undersigned, in any and all capacities, with the power of substitution, to sign any amendments to this Registration Statement (including post-effective amendments) and any subsequent registration statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all interests and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

                 NAME                                   Title                           Date
                 ----                                   -----                           ----
      /s/ ALVIN MURSTEIN                 Chairman and Chief Executive              April 22, 1998
------------------------------------
           Alvin Murstein                Officer (Principal Executive
                                         Officer)


      /s/ DANIEL F. BAKER                Treasurer and Chief Financial             April 22, 1998
------------------------------------
           Daniel F. Baker               Officer (Principal Financial and
                                         Accounting Officer)


      /s/ ANDREW MURSTEIN                President and Director                    April 22, 1998
------------------------------------
           Andrew Murstein

      /s/ MARIO M. CUOMO                 Director                                  April 22, 1998
------------------------------------
           Mario M. Cuomo

      /s/ FREDERICK S. HAMMER            Director                                  April 22, 1998
------------------------------------
           Frederick S. Hammer

      /s/ STANLEY KREITMAN               Director                                  April 22, 1998
------------------------------------
           Stanley Kreitman

      /s/ DAVID L. RUDNICK               Director                                  April 22, 1998
------------------------------------
           David L. Rudnick

      /s/ BENJAMIN WARD                  Director                                  April 22, 1998
------------------------------------
           Benjamin Ward

                                 EXHIBIT INDEX

Exhibit
Number                          Description
------                          -----------

(1) Medallion Financial Corp. Restated Articles of Incorporation. Filed as Exhibit 3.1 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 filed on March 31, 1998 (File No. 0-27812) and incorporated by reference herein.

(2) Medallion Financial Corp. Restated By-laws. Filed as Exhibit b to Medallion's Registration Statement on Form N-2 filed on February 26, 1996 (File No. 333-1670) and incorporated by reference herein.

(4) Agreement and Plan of Merger, dated as of March 6, 1998, by and among Medallion Financial Corp., CD Merger Corp. and Capital Dimensions, Inc. (included as Exhibit A to the Proxy Statement/Prospectus contained in Part A of this Registration Statement).

(5) Instruments defining rights of security holders -- See Exhibits (1) and (2).

(6) Sub-Advisory Agreement between Medallion Financial Corp. and FMC Advisers, Inc. dated May 29, 1996. Filed as Exhibit 10.42 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1996 filed March 31, 1997 (File No. 0-27812) and incorporated by reference herein.

(8)(a)    Medallion Financial Corp. 1996 Stock Option Plan.  Filed as Exhibit
          i.1 to Medallion's Registration Statement on Form N-2 (File No. 333-
          1670) and incorporated by reference herein.

(8)(b) Medallion Financial Corp. 1996 Non-Employee Directors Stock Option Plan. to Medallion's Annual Report on Form 10-K/A for the year ended December 31, 1996 and incorporated by reference herein.

(8)(c)    Medallion Financial Corp. 401(k) Investment Plan.  Filed as Exhibit
          i.2 to Medallion's Registration Statement on Form N-2 (File No. 333-
          1670) and incorporated by reference herein.

(11)(a) Opinion and Consent of Willkie Farr & Gallagher, counsel to Medallion, with respect to the legality of shares being registered is to be filed by amendment.

(12)(a) Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters is to be filed by amendment.

(12)(b) Opinion and Consent of Lindquist & Vennum P.L.L.P., counsel to Capital Dimensions, Inc., with respect to tax matters is to be filed by amendment.

(13)(a) Debenture due April 1, 1997 in the amount of $1,500,000 issued by Edwards Capital Company and payable to Chemical Bank as Trustee under the Trust Agreement dated January 15, 1987 among the Trustee, the U.S. Small Business Administration and SBIC Funding Corporation (the "Trust Agreement"). Filed as Exhibit f.2 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(b) Debenture due June 1, 1998 in the amount of $3,000,000 issued by Edwards Capital Company and payable to Chemical Bank under the Trust Agreement. Filed as Exhibit f.3 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(c) Debenture due September 1, 2002 in the amount of $3,500,000 issued by Edwards Capital Company and payable to Chemical Bank as Trustee under the Amended and Restated Trust Agreement dated March 1, 1990 among the Trustee, the U.S. Small Business Administration and SBIC Funding Corporation (the "Amended Trust Agreement"). Filed as Exhibit f.4 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(d) Debenture due September 1, 2002 in the amount of $6,050,000 issued by Edwards Capital Company and payable to Chemical Bank under the Amended Trust Agreement. Filed as Exhibit f.5 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(e) Debenture due June 1, 2004 in the amount of $4,600,000 issued by Edwards Capital Company and payable to Chemical Bank under the Amended Trust Agreement. Filed as Exhibit f.6 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(f) Debenture due September 1, 2004 in the amount of $5,100,000 issued by Edwards Capital Company and payable to Chemical Bank under the Amended Trust Agreement. Filed as Exhibit f.7 to Medallion's

          Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(g) Letter Agreement, dated September 8, 1992, between the U.S. Small Business Administration and Edwards Capital Company regarding limit on incurrence of senior indebtedness, as amended on January 17, 1996. Filed as Exhibit f.8 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein. Letter dated September 19, 1996 from the U.S. Small Business Administration to Edwards Capital Corp. amending such Letter Agreement was filed as
          Exhibit 4.7 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and is incorporated by reference herein.

(13)(h) Debenture due June 1, 2002 in the amount of $5,640,000 issued by Transportation Capital Corp: and payable to Chemical Bank under the Amended Trust Agreement. Filed as Exhibit f.10 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(i) Continuing General Security Agreement between NatWest Bank N.A. (formerly National Westminster Bank USA) and Edwards Capital Company dated June 17, 1987. Filed as Exhibit k.12 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(j) Term Note in the principal amount of $2,000,000 dated July 16, 1990 as amended March 27, 1992, July 16, 1993 and July 16, 1995 from Medallion Funding Corp. payable to NatWest Bank N.A. (formerly National Westminster Bank USA). Filed as Exhibit k.18 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(k) General Loan and Security Agreement between Sterling National Bank Trust of New York and Edwards Capital Company dated May 1, 1991.
          Filed as Exhibit k.13 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(l) General Security Agreement between Israel Discount Bank of New York and Edwards Capital Company dated May 2, 1991. Filed as Exhibit k.14 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(m) Inter-Creditor Agreement among and between Edwards Capital Company and Bank Hapoalim B.M., Chemical Bank, Israel Discount Bank of New York, NatWest Bank N.A. (formerly National Westminster Bank USA), Marine Midland Bank and Sterling National Bank & Trust Company of

          New York dated as of May 14, 1991. Filed as Exhibit k.10 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(n) Loan Agreement dated as of March 27, 1992 among Medallion Funding Corp., the bank's signatory thereto and NatWest Bank N.A. (formerly) National Westminster Bank USA), as amended March 31, 1993, September 29, 1993, March 31, 1994, September 29, 1995 and March 28, 1996.
          Filed as Exhibit k.19 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein. Amendment Five dated January 28, 1997 amending such Loan Agreement was filed as
          Exhibit 10.6 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and is incorporated by reference herein.

(13)(o) Security Agreement between Medallion Funding Corp. and NatWest Bank N.A. (formerly National Westminster Bank USA) dated as of March 27, 1992 for the benefit of the banks signatory to the Loan Agreement dated as of March 27, 1992, among Medallion Funding Corp., the bank's signatory thereto and NatWest Bank N.A. (formerly National Westminster Bank USA). Filed as Exhibit k.20 to Medallion's Registration Statement on Form N2 (File No. 333-1670) and incorporated by reference herein.

(13)(p) Committed Line of Credit Agreement in the principal amount of $3,000,000 dated as of July 29, 1993, as amended May 31, 1994, October 31, 1994 and September 30, 1995 between Edwards Capital Company and Bank Hapoalim B.M. Filed as Exhibit k.9 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(q) Promissory Note dated July 31, 1993 in the principal amount of $5,000,000 from Edwards Capital Company payable to NatWest Bank N.A. (formerly National Westminster Bank USA) as endorsed by Endorsement No. 1 dated July 31, 1994 and Endorsement No. 2 dated July 31, 1995. Filed as Exhibit k.8 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(r) Specialized Small Business Investment Company 3% Preferred Stock Repurchase Agreement dated as of August 12, 1994 between Medallion Funding Corp. and the U.S. Small Business Administration. Filed as Exhibit k.28 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(s) Specialized Small Business Investment Company 3% Preferred Stock Repurchase Agreement dated as March 22, 1995 between Transportation Capital Corp. and the U.S. Small Business Administration as amended by letter agreement dated June 1, 1995. Filed as Exhibit k.29 to Medallion's

          Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(t) Agreement of Merger between Medallion Financial Corp. and Tri-Magna Corporation, dated December 21, 1995, as amended on February 22, 1996. Filed as Exhibit k.3(i) to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(u) Stock Purchase Agreement among Medallion Financial Corp., Transportation Capital Corp., LNC Investments, Inc., Leucadia, Inc. and Leucadia National Corporation, dated February 12, 1996. Filed as Exhibit k.1 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(v) Asset Purchase Agreement between Medallion Financial Corp., and Edwards Capital Company, dated February 21, 1996. Filed as Exhibit
          k.2 to Medallion's Registration Statement on Form N-2 (File No. 333-
          1670) and incorporated by reference herein.

(13)(w) Amendment Number 2 to Agreement of Merger between Medallion Financial Corp. and Tri-Magna Corporation, dated April 26, 1996. Filed as Exhibit k . 3(ii) to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(x) Amendment Number 1 to Stock Purchase Agreement among Medallion Financial Corp. Transportation Capital Corp., LNC Investments, Inc., Leucadia, Inc. and Leucadia National corporation dated April 30, 1996. Filed as Exhibit k.(i) to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(y) Amendment Number 1 to Asset Purchase Agreement between Medallion Financial Corp. and Edwards Capital Company dated April 30, 1996. Filed as Exhibit k.2(i) to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(z) Employment Agreement between Medallion Financial Corp. and Alvin Murstein dated May 29, 1996. Filed as Exhibit 10.19 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and by reference herein.

(13)(aa) Employment Agreement between Medallion Financial Corp. and Andrew Murstein dated May 29, 1996. Filed as Exhibit 10.20 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(bb) Agreement between Medallion Taxi Media, Inc., See-Level Advertising, Inc. and See-Level Management, Inc. dated July 25, 1996. Filed as
          Exhibit 10.1 to Medallion's Report on Form 10-Q for the quarterly period ended September 30, 1996 and incorporated herein by reference.

(13)(cc) Agreement between Medallion Taxi Media, Inc. and Glenn Grumman dated July 25, 1996. Filed as Exhibit 10.2 to Medallion's Report on Form 10-Q for the quarterly period ended September 30, 1996 and incorporated herein by reference.

(13)(dd) Security Agreement dated October 31, 1996 between First Bank of the Americas and Edwards Capital Corp. Filed as Exhibit 10.23 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ee) Master Grid Note (Secured Revolving Line of Credit) dated October 31, 1996 in the amount of $3,000,000 from Edwards Capital Corp. payable to First Bank of the Americas. Filed as Exhibit 10.24 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ff) Letter Agreement dated December 1, 1996 between Fleet Bank, N.A. and Medallion Financial Corp., as amended February 10, 1997. Filed as
          Exhibit 10.25 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(gg) Revolving Credit Note dated December 1, 1996 in the amount of $6,000,000 from Medallion Financial Corp. payable to Fleet Bank, N.A., endorsed by Endorsement No. 1 dated February 10, 1997. Filed as
          Exhibit 10.26 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(hh) Security Agreement dated December 1, 1996 between Fleet Bank, N.A. and Medallion Financial Corp. Filed as Exhibit 10.27 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ii) Revolving Credit Note dated January 28, 1997 in the amount of $25,000,000 from Medallion Funding Corp. payable to Fleet Bank, N.A. Filed as Exhibit 10.28 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(jj) Revolving Credit Note dated January 28, 1997 in the amount of $22,500,000 from Medallion Funding Corp. payable to The First National Bank of Boston. Filed as Exhibit 10.29 to Medallion's Annual Report on

          Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(kk) Revolving Credit Note dated January 28, 1997 in the amount of $15,000,000 from Medallion Funding Corp. payable to Harris Trust and Savings Bank. Filed as Exhibit 10.30 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ll) Revolving Credit Note dated January 28, 1997 in the amount of $12,500,000 from Medallion Funding Corp. payable to Bank of Tokyo-Mitsubishi Trust Company. Filed as Exhibit 10.31 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(mm) Revolving Credit Note dated January 28, 1997 in the amount of $10,000,000 from Medallion Funding Corp. payable to Israel Discount Bank of New York. Filed an Exhibit 10.32 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(nn) Revolving Credit Note dated January 28, 1997 in the amount of $10,000,000 from Medallion Funding Corp. payable to European American Bank. Filed as Exhibit 10.33 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(oo) Revolving Credit Note dated January 28, 1997 in the amount of $10,000,000 from Medallion Funding Corp. payable to Bank Leumi Trust Company of New York. Filed as Exhibit 10.34 to Medallion's Annual Report on Form 10K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(pp) Letter Agreement, dated February 21, 1997, between Medallion Funding Corp. and the U.S. Small Business Administration regarding the conversion of Medallion Funding Corp. from a specialized small business investment company to a small business investment company. Filed as Exhibit 10.35 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(qq) Letter Agreement, dated February 21, 1997, between Transportation Capital Corp. and the U.S. Small Business Administration regarding the conversion of Transportation Capital Corp. from a specialized small business investment company to a small business investment company. Filed as Exhibit 10.36 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(rr) Agreement between Medallion Taxi Media, Inc. and Metropolitan Taxicab Board of Trade, Inc. dated March 6, 1997. Filed as Exhibit 10.37 to Medallion's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1996 and incorporated by reference herein.

(13)(ss) Promissory Note from Edwards Capital Company payable to Israel Discount Bank of New York. Filed as Exhibit k.4 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(tt) Schedule of Promissory Notes from Edwards Capital Company payable to Israel Discount Bank of New York. Filed as Exhibit k.5 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(uu) Secured Note from Edwards Capital Company payable to Sterling National Bank & Trust Company of New York. Filed as Exhibit k.6 to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(vv) Schedule of Secured Notes from Edwards Capital Company payable to Sterling National Bank & Trust Company of New York. Filed as Exhibit
          k.7 to Medallion's Registration Statement on Form N-2 (File No. 333-
          1670) and incorporated by reference herein.

(13)(ww) Medallion Financial Corp. Dividend Reinvestment Plan. Filed as Exhibit e to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

(13)(xx) Letter Agreement dated April 18, 1997 between MFC and The Chase Manhattan Bank relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and incorporated by reference herein.

(13)(yy) Letter Agreement dated May 9, 1997 between MFC and Fleet National Bank ("Fleet") relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.2 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and incorporated by reference herein.

(13)(zz) Letter Agreement dated May 12, 1997 between MFC and Fleet relating to an interest rate cap transaction in the amount of $10,000,000. Filed as

          Exhibit 10.3 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and incorporated by reference herein.

(13)(aaa) Employment Agreement dated August 29, 1997 between the Company and Allen S. Greene. Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 and incorporated by reference herein.

(13)(bbb) Asset Purchase Agreement dated as of August 20, 1997 among the Company, BLI Acquisition Co., LLC, Business Lenders, Inc., Thomas Kellogg, Gary Mullin, Penn Ritter and Triumph-Connecticut, Limited Partnership (including all exhibits thereto - schedules omitted). Filed as Exhibit 10.2 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 and incorporated by reference herein.

(13)(ccc) Amended and Restated Loan Agreement, dated as of December 24, 1997, by and among Medallion Funding Corp., the lenders party thereto, Fleet Bank, National Association as Swing Line Lender, Administrative Agent and Collateral Agent and The Bank of New York as Documentation Agent with Fleet Bank, National Association as Arranger. Filed as Exhibit
          10.50 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(ddd) Revolving Credit Note dated December 24, 1997 in the amount of $30,000,000 from Medallion Funding Corp. payable to Fleet Bank, National Association. Filed as Exhibit 10.51 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(eee) Revolving Credit Note dated December 24, 1997 in the amount of $30,000,000 from Medallion Funding Corp. payable to The Bank of New York. Filed as Exhibit 10.52 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(fff) Revolving Credit Note dated December 24, 1997 in the amount of $30,000,000 from Medallion Funding Corp. payable to BankBoston, N.A. Filed as Exhibit 10.53 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(ggg) Revolving Credit Note dated December 24, 1997 in the amount of $20,000,000 from Medallion Funding Corp. payable to Harris Trust and Savings Bank. Filed as Exhibit 10.54 to Medallion's Annual Report on

          Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(hhh) Revolving Credit Note dated December 24, 1997 in the amount of $20,000,000 from Medallion Funding Corp. payable to Bank Tokyo Mitsubishi Trust Company. Filed as Exhibit 10.55 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(iii) Revolving Credit Note dated December 24, 1997 in the amount of $15,000,000 from Medallion Funding Corp. payable to Israel Discount Bank of New York. Filed as Exhibit 10.56 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(jjj) Revolving Credit Note dated December 24, 1997 in the amount of $15,000,000 Medallion Funding Corp. payable to European American Bank. Filed as Exhibit 10.57 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(kkk) Revolving Credit Note dated December 24, 1997 in the amount of $15,000,000 from Medallion Funding Corp. payable to Bank Leumi USA. Filed as Exhibit 10.58 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(lll) Revolving Credit Note dated December 24, 1997 in the amount of $20,000,000 from Medallion Funding Corp. payable to The Chase Manhattan Bank. Filed as Exhibit 10.59 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(mmm) Swing Line Note dated December 24, 1997 in the amount of $5,000,000 from Medallion Funding Corp. payable to Fleet Bank, National Association. Filed as Exhibit 10.60 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(nnn) Amended and Restated Security Agreement, dated as of December 24, 1997, between Medallion Funding Corp., as Debtor and Fleet Bank, N.A., as Agent and Secured Party for the benefit of the Banks and Swing Line Lender signatory to the Amended and Restated Loan Agreement, dated as of December 24, 1997, among Medallion Funding Corp., the banks signatory thereto, the Swing Line Lender, The Bank of New York as Documentation Agent and Fleet Bank, N.A. as Arranger and Agent and the Holders of Commercial Paper issued by Medallion on Funding Corp. Filed as Exhibit 10.61 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(ooo) First Amendment, dated as of February 5, 1998, to Amended and Restated Loan Agreement, dated as of December 24, 1997, by and among Medallion Funding Corp., the lenders party thereto, Fleet Bank, National Association as Swing Line Lender, Administrative Agent and Collateral Agent and The Bank of New York as Documentation Agent with Fleet Bank, National Association as Arranger. Filed as Exhibit 10.62 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(ppp) Amendment No. 1, dated as of March 12, 1998, to Amended and Restated Security Agreement, dated as of December 24, 1997, between Medallion Funding Corp., as Debtor and Fleet Bank, N.A., as Agent and Secured Party for the benefit of the Banks and Swing Line Lender signatory to the Amended and Restated Loan Agreement, dated as of December 24, 1997, among Medallion Funding Corp., the banks signatory thereto, the Swing Line Lender, The Bank of New York as Documentation Agent and Fleet Bank, N.A. as Arranger and Agent and the Holders of Commercial Paper issued by Medallion Funding Corp. Filed as Exhibit 10.63 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(qqq) Indenture of Lease, dated October 31, 1997, by and between Sage Realty Corporation, as Agent and Landlord, and Medallion Financial Corp., as Tenant. Filed as Exhibit 10.64 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(rrr) Third Amendment, dated December 22, 1997, to Letter Agreement, dated as of December 1, 1996, between Medallion Financial Corp. and Fleet Bank, National Association. Filed as Exhibit 10.65 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(13)(sss) Endorsement No. 3, dated December 22, 1997, to Revolving Credit Note dated December 1, 1996 in the amount of $6,000,000 from Medallion Financial Corp. payable to Fleet Bank, N.A. Filed as Exhibit 10.66 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 and incorporated by reference herein.

(14)(a) Consent of Arthur Andersen LLP relating to its report concerning Medallion Financial Corp. dated February 25, 1998 to Medallion's Annual Report on Form 10-K for the year ended December 31, 1997 filed on March 31, 1998 (File No. 0-27812) and filed herewith.

(14)(b) Consent of Deloite & Touche LLP relating to the incorporation by reference of its report, dated August 8, 1997 on the financial statements of Capital Dimensions, Inc. as of and for the years ended June 30, 1997 and 1996 from CDI's Annual Report on Form 10-K for the fiscal year ended June 30, 1997 filed on September 29, 1997 and filed herewith.

(14)(c) Consent of Lurie, Besikof, Lapidus & Co., LLP relating to its report concerning Capital Dimensions, Inc. dated August 7, 1995 appearing in CDI's Annual Report on Form 10-K for the fiscal year ended June 30, 1997 filed on September 29, 1997 and filed herewith.

(17)      Form of Capital Dimensions, Inc. Proxy Card filed herewith.